UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Dynex Capital, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
2025	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Annual Meeting of Shareholders May 20, 2025

LETTER TO SHAREHOLDERS

TO OUR COMMON SHAREHOLDERS:

[ ]
You are cordially invited to attend the Annual Meeting of Shareholders of Dynex Capital, Inc. (the “Company”) on Tuesday, May 20, 2025 beginning at 9:00 a.m. Eastern Daylight Time. As with last year’s annual meeting, we will use a virtual meeting format, which means that you may attend virtually by accessing meetnow.global/M5SHPCN. We believe that this format facilitates expanded shareholder access and participation.
The business of the meeting is to consider and act upon the election of directors; to approve, in an advisory and non-binding vote, the compensation of our named executive officers; to approve the 2025 Stock and Incentive Plan; to ratify the selection of the auditors of the Company; and to approve an amendment to our Restated Articles of Incorporation, as amended (“Articles of Incorporation”) to increase the number of shares of common stock authorized.
We continue to build Dynex for the long term. We invest at the intersection of capital markets and the housing finance system. Positive demographic trends underpin the current investment and capital aspects of our business which support our strategy to build a thriving company for the long term. Dynex is experiencing a favorable environment and our ability to raise and deploy capital at attractive long term returns is expected to persist for some time. Our proposals are made in the context of this environment.

As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing our proxy statement and 2024 Annual Report to Shareholders over the Internet to most of our shareholders, on or about [ ]. This means that most of our shareholders will initially receive only a notice containing instructions on how to access the proxy materials over the Internet. This approach lowers the cost of delivering the annual meeting materials and reduces the environmental impact of the meeting. If you would like to receive a paper copy of the proxy materials, the notice contains instructions on how you can request copies of these documents.
Whether or not you plan to attend the meeting, your vote is important, and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you receive your proxy materials by mail, you may instead sign, date and mail the proxy card in the postage-paid envelope provided. Instructions regarding all three methods of voting are contained on the proxy card. If you plan to mail the proxy card and desire to vote your shares of common stock in accordance with management’s recommendations, you need not mark your votes on the proxy and may simply sign, date, and return the proxy card in the envelope provided instead.
Sincerely,

Byron L. Boston
Co-Chief Executive Officer and Chairman of the Board

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia 23060 (804) 217-5800

TO OUR COMMON SHAREHOLDERS:
WHEN:	WHERE:	RECORD DATE:
Tuesday, May 20, 2025 9:00 a.m. Eastern Daylight Time	The Annual Meeting will be a virtual meeting which means that shareholders may attend virtually by accessing meetnow.global/M5SHPCN	Shareholders of record at the close of business on Wednesday, March 12, 2025 are entitled to vote.

ITEMS OF BUSINESS
	Proposal	Board Recommendation	See Page
1	To elect seven (7) directors of the Company, to hold office until the next annual meeting and until their successors are elected and duly qualified;	For each director	6
2	To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement;		54
3	To approve the Dynex Capital, Inc. 2025 Stock and Incentive Plan;		56
4	To ratify the selection of Ernst & Young LLP, independent certified public accountants, as auditors for the Company for the 2025 fiscal year;		68
5	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 180,000,000 to 360,000,000; and		72
6	To transact such other business as may properly come before the meeting or any adjournment thereof.

2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

The Annual Meeting will be a virtual meeting, which means that shareholders may attend by accessing meetnow.global/M5SHPCN. Shareholders will be able to listen, vote and submit questions during the Annual Meeting online. There will be no physical location for shareholders to attend the Annual Meeting.
Only shareholders of record of our common stock at the close of business on March 12, 2025, the record date, will be entitled to vote at the Annual Meeting.
Management desires to have maximum representation at the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the accompanying Proxy Statement. If you receive these materials by mail, you may instead sign, date and mail the proxy card in the postage-paid envelope provided. A proxy may be revoked by a shareholder prior to its use by notice in writing to the Secretary of the Company, by submitting a later-dated proxy to the Secretary of the Company, by changing your vote via the toll-free telephone number or over the Internet or by attending and voting during the Annual Meeting (provided that, if you hold your shares through a bank, broker or other holder of record and you wish to vote during the Annual Meeting, you must register prior to the Annual Meeting, as described in the Proxy Statement).
By Order of the Board of Directors

Robert S. Colligan

Chief Financial Officer, Chief Operating Officer, and Secretary
Dated: [ ]

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT

PROXY STATEMENT
TABLE OF CONTENTS

2	Information about the Annual Meeting and Voting
6	Proposal One—Election of Directors
15	Corporate Governance
24	Executive Officers
25	Ownership of Dynex Stock
27	Executive Compensation
54	Proposal Two—Advisory and Non-Binding Vote to Approve Executive Compensation
55	Related Person Transactions
56	Proposal Three—Approval of the Dynex Capital, Inc. 2025 Stock and Incentive Plan
68	Proposal Four—Ratification of the Selection of the Company’s Auditors
70	Audit Information
72	Proposal Five—Amendment to Our Articles of Incorporation to Increase the Number of Authorized Shares of Our Common Stock
74	Deadlines for Submission of Shareholder Proposals
74	Annual Report on Form 10-K
A-1	Appendix A - Dynex Capital, Inc. 2025 Stock and Incentive Plan
B-1	Appendix B - Articles of Amendment to the Restated Articles of Incorporation of Dynex Capital, Inc.

2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS
4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia 23060 (804) 217-5800
To be held on May 20, 2025

TO OUR COMMON SHAREHOLDERS:

This Proxy Statement is furnished to the holders of the common stock of Dynex Capital, Inc. (the “Company”) in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be used at the Annual Meeting of Shareholders of the Company to be held virtually on Tuesday, May 20, 2025 , at 9:00 a.m. Eastern Daylight Time (the “Annual Meeting”). Shareholders may attend the Annual Meeting by accessing meetnow.global/M5SHPCN and following the instructions in the beginning of this Proxy Statement. Shareholders will be able to listen, vote and submit questions during the Annual Meeting online. There will be no physical location for shareholders to attend the Annual Meeting.
The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
As permitted by rules adopted by the SEC, the Company is making this Proxy Statement and its 2024 Annual Report to Shareholders available to most of our shareholders electronically over the Internet. On [ ], we commenced mailing to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote over the Internet.
Most shareholders will not receive a printed copy of the proxy materials in the mail, unless specifically requested. Instead, the Notice of Internet Availability of Proxy Materials instructs you on how to access and review over the Internet all of the important information contained in the Proxy Statement and Annual Report and on how you may submit your proxy over the Internet. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, May 20, 2025
The Proxy Statement and 2024 Annual Report to Shareholders are available online by visiting www.envisionreports.com/DYNX.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	1

INFORMATION ABOUT
THE ANNUAL MEETING AND VOTING
The Board believes that a virtual meeting format will provide the opportunity for full and equal participation by all shareholders, from any location around the world. A virtual meeting also substantially reduces the costs associated with hosting an in-person meeting.
We have sought to design our virtual meeting format to enhance shareholder access, participation and communication. Shareholders will be able to listen, vote and submit questions online during the Annual Meeting. The Company believes its virtual Annual Meeting will afford a greater number of our shareholders the opportunity to attend the Annual Meeting while affording shareholders the same rights they would have had at an in-person meeting.
If you plan to attend the virtual Annual Meeting, please follow the instructions in the following Questions and Answers:
Q:    How can I attend the Annual Meeting?
A:    The Annual Meeting will be a virtual meeting of shareholders, which means that you may attend the meeting by accessing meetnow.global/M5SHPCN to log-in on the day of the meeting and enter your control number located on your Notice of Internet Availability of Proxy Materials or proxy card. There will be no physical location for shareholders to attend the Annual Meeting.
You are entitled to attend, vote and submit questions prior to and during the Annual Meeting if you were a shareholder of the Company as of the close of business on March 12, 2025, the record date, or if you hold a valid proxy for the Annual Meeting.
Guests may join the Annual Meeting in a listen-only mode.
The Annual Meeting will begin promptly at 9:00 a.m. Eastern Daylight Time. We encourage you to access the meeting prior to the start time to leave ample time to log into the meeting and test your computer audio system. You should ensure that you have a strong Internet connection to support your virtual attendance at the Annual Meeting.
Please follow the instructions as outlined below.
Q:    Do I need to register to attend the Annual Meeting?
A:    Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), then you do not need to register to attend the Annual Meeting.
Beneficial Shareholders. If your shares are held in “street name” (i.e., you hold your shares through an intermediary, such as a bank or broker), then you must register in advance to attend the Annual Meeting.
To register to attend the Annual Meeting you must submit proof of your proxy power (such as a legal proxy or broker’s proxy card) reflecting your common stock holdings, along with your name and email address to Computershare. Requests for registration should be directed to Computershare by email to legalproxy@computershare.com (forwarding the email from your broker, or attaching an image of your legal proxy) or by mail to:
Computershare
Dynex Capital, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
Requests for registration must be labeled as “Legal Proxy” and be received on or before May 16, 2025.
You will receive a confirmation of your registration by email (or by mail, if no email address is provided) after Computershare receives your registration materials.
Q:    How do I ask questions during the Annual Meeting?
A:    Shareholders of record may submit questions prior to or during the Annual Meeting by visiting meetnow.global/M5SHPCN and entering your control number located on your Notice of Internet Availability of Proxy Materials or proxy card, and then following the instructions to submit a question.
Questions submitted in advance of and during the meeting that are pertinent to meeting matters will be answered during the meeting, subject to time limitations. Substantially similar questions will be answered once to avoid repetition and allow for more time for other questions. If there are pertinent questions submitted that cannot be answered during the

2	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

meeting due to time limitations, management will post answers to a representative set of such questions (after consolidating questions) to our website at www.dynexcapital.com under “Investors — Company Info — Annual Reports & Proxy.” Information contained on our website is not incorporated by reference into this Proxy Statement or any other report filed with the SEC.
Q:    What if I have trouble accessing the Annual Meeting?
A:    If you have technical difficulties logging into the Annual Meeting or while in attendance, you can use the technical resources available on the log-in page at meetnow.global/M5SHPCN, which will be available beginning at 8:30 a.m. Eastern Daylight Time on May 20, 2025 or contact 1-888-724-2416 for further assistance.
If there are any technical issues in convening or hosting the Annual Meeting, we will promptly post information to our website at www.dynexcapital.com under “Investors — Company Info — Annual Reports & Proxy,” including information on when the meeting will be reconvened.
SOLICITATION
You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. The costs of this solicitation will be borne by the Company.
Proxy solicitations will be made by the Internet and mail, and also may be made by personal interview, telephone and e-mail by directors and officers of the Company, acting without compensation other than their regular compensation. Brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of shares of common stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding these proxy materials to such beneficial owners.
VOTING RIGHTS
Our common stock is the Company’s only class of capital stock entitled to vote at the Annual Meeting. Holders of shares of common stock at the close of business on March 12, 2025, the record date, are entitled to notice of, and to vote at, the Annual Meeting. On that date, 96,202,122 shares of common stock were outstanding, with each outstanding share of common stock entitled to one vote for each of the seven directors nominated and one vote on each other matter presented at the Annual Meeting.
QUORUM AND BROKER NON-VOTES
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes, which all shareholders are entitled to cast on a particular matter, will constitute a quorum for such matter presented at the Annual Meeting. Shares represented in person or by proxy at the Annual Meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. Virtual attendance at the Annual Meeting constitutes presence “in person” for purposes of a quorum at the meeting. “Broker non-votes” (which are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote the shares, and (ii) the broker does not have discretionary voting power on a particular matter) will be treated in the same manner as abstentions for purposes of a quorum. The election of directors, the approval of the Company's 2025 Stock and Incentive Plan, and the advisory vote to approve the compensation of the Company’s named executive officers are not considered routine matters and, therefore, brokers do not have discretionary voting power with respect to these proposals. We believe the ratification of the selection of Ernst & Young LLP as the Company’s auditors for the 2025 fiscal year and the vote to approve the amendment to the Company’s Articles of Incorporation are considered routine matters under the NYSE rules and, therefore, brokers do have discretionary voting power with respect to these proposals.
VOTE REQUIRED
Under the Company’s “majority vote” standard for uncontested director elections, with respect to each nominee, votes may be cast for or against, or you may abstain from voting. Cumulative voting is not permitted. If a quorum is present, in order for a nominee to be elected in an uncontested election, the votes cast for such nominee’s election must exceed the votes cast against such nominee’s election. Abstentions or broker non-votes will not count as votes cast and will have no effect on the outcome of the election. If a nominee who is an incumbent director is not elected to the Board, he or she must offer his or her resignation promptly to the Board, which will then determine whether to accept or reject the offered resignation, or whether to take other action. The Company maintains a “plurality vote” standard in contested director elections (where the number of nominees exceeds the number of directors to be elected).

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	3

For the advisory vote to approve the compensation of the Company’s named executive officers, the approval of the Company's 2025 Stock and Incentive Plan, and the ratification of the selection of Ernst & Young LLP as the Company’s auditors for the 2025 fiscal year, votes may be cast for or against, or you may abstain from voting. For these proposals, if a quorum is present, approval of the proposal requires that the number of votes cast for the proposal by holders entitled to vote exceeds the number of votes cast against the proposal. Abstentions and broker non-votes (if applicable) will not count as votes cast and will have no effect on the outcome of these proposals.
For the vote to approve the amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized, votes may be cast for or against, or you may abstain from voting. For this proposal, if a quorum is present, the proposal will be approved if a majority of the outstanding shares entitled to vote on this proposal vote "FOR" the proposal. Abstentions will have the effect of a vote against this proposal.
INFORMATION ABOUT VOTING
You will receive multiple Notices of Internet Availability of Proxy Materials or printed copies of the proxy materials if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts, etc.) or in multiple accounts. You should vote the shares represented by each Notice of Internet Availability of Proxy Materials and proxy card you receive to ensure that all of your shares are voted.
Shareholders of record can vote during the Annual Meeting or by proxy. There are three ways for shareholders of record to vote by proxy:
•    By Telephone — you can vote by telephone toll-free by 1:00 a.m. Eastern Daylight Time on Tuesday, May 20, 2025, by following the instructions on the proxy card (you will need the control number on your Notice of Internet Availability of Proxy Materials or proxy card);
•    By Internet — you can vote over the Internet by 1:00 a.m. Eastern Daylight Time on Tuesday, May 20, 2025, by following the instructions on the Notice of Internet Availability of Proxy Materials or proxy card (you will need the control number on your Notice of Internet Availability of Proxy Materials or proxy card); or
•    By Mail — if you received these proxy materials by mail, you can vote by mail by signing, dating, and mailing the proxy card in the postage-paid envelope provided, which must be received prior to the start of the Annual Meeting.
If you hold your shares through an intermediary, such as a bank or broker, you will receive voting instructions from the holder of record and you must register in advance to attend the Annual Meeting.
REVOCABILITY OF PROXY
If you are a shareholder of record, you may change or revoke your proxy at any time before your shares are voted at the Annual Meeting, by any of the following methods:
•    By submitting a written notice of revocation to the Secretary of the Company by the close of business on May 16, 2025;
•    By submitting by the close of business on May 16, 2025 a completed proxy card bearing a later date than any other proxy submitted by you;
•    By toll-free telephone by following the instructions on the proxy card (you will need the control number on your Notice of Internet Availability of Proxy Materials or proxy card);
•    By visiting the website listed on the Notice of Internet Availability of Proxy Materials or proxy card and following the instructions (you will need the control number on your Notice of Internet Availability of Proxy Materials or proxy card); or
•    By attending the Annual Meeting and voting during the Annual Meeting.
Your latest proxy card, telephone vote, or Internet vote with respect to the same shares is the one that will be counted.
If you hold your shares through an intermediary, such as a bank or broker, you should contact the holder of record to change your vote.
Voting your shares by telephone or over the Internet or sending in a proxy card will not affect your right to attend and vote during the Annual Meeting. However, if you hold your shares through an intermediary, such as a bank or broker and you

4	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

plan to vote during the Annual Meeting, you must register in advance of the Annual Meeting.
If you vote in time for the Annual Meeting by proxy, the individuals named on the proxy (your “proxies”) will vote your shares of common stock in accordance with the choices you specified. If you properly submit a proxy without indicating your instructions, the shares of common stock represented by such proxy will be voted FOR the election of the nominees named in this Proxy Statement as directors, FOR the approval of the compensation of the Company’s named executive officers, FOR the approval of the Company's 2025 Stock and Incentive Plan, FOR the ratification of the selection of Ernst & Young LLP as the Company’s auditors for the 2025 fiscal year, and FOR the approval of the amendment of the Company’s Articles of Incorporation to increase the number of shares of common stock authorized.
OTHER MATTERS
Management and the Board know of no other matters to come before the Annual Meeting other than those stated in the Notice of Annual Meeting of Shareholders. However, if any other matters are properly presented to the shareholders for action, it is the intention of the individuals named in the proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.
ANNUAL REPORT ON FORM 10-K AND MAILING
The Company’s Annual Report on Form 10-K, including financial statements for the year ended December 31, 2024, which is available on the Internet as set forth in the Notice of Internet Availability of Proxy Materials and is being mailed together with this Proxy Statement to shareholders who receive the proxy materials by mail, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	5

PROPOSAL ONE ELECTION OF DIRECTORS
DIRECTOR NOMINEES
Pursuant to Virginia law and our Restated Articles of Incorporation, effective May 14, 2021, as amended by the Articles of Amendment of the Restated Articles of Incorporation, effective May 18, 2023 (as amended, the “Articles of Incorporation”), directors of the Company are to be elected by the holders of shares of common stock at the Annual Meeting to serve until the next annual meeting and until their successors are elected and duly qualified. On the recommendation of the Nominating & Corporate Governance Committee (the “Nominating Committee”), the Board nominated Byron L. Boston, Marie Chandoha, Julia L. Coronado, Alexander I. Crawford, Andrew I. Gray, Joy D. Palmer, and Smriti L. Popenoe for election by the holders of shares of common stock to the Board at the Annual Meeting.
Unless otherwise indicated, a proxy will be voted FOR the election of Messrs. Boston, Crawford, and Gray, Dr. Coronado, and Mses. Chandoha, Palmer, and Popenoe to the Board. Each director nominee has agreed to serve if elected. Selected biographical information regarding each director nominee is set forth below.
Although it is anticipated that each director nominee will be able to serve, should any nominee become unavailable to serve, the shares represented by each proxy may be voted for another person or persons designated by the Board. In no event will a proxy be voted for more than seven directors.
BOARD COMPOSITION
The following information sets forth the names, ages, principal occupations, and business experience for the Company’s director nominees as of the date of this Proxy Statement. In addition to the information presented below regarding each director nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees are aligned with our purpose of making lives better through careful stewardship of individuals' savings, providing financing and strengthening the communities we serve. Further, we believe our director nominees live our core values of delivering value, building trust, being curious and being kind. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board. Finally, we value their significant experience on other boards and board committees. Unless otherwise indicated, the business experience and principal occupations shown for each director has extended five or more years.

NOMINEE	AGE	INDEPENDENT	TENURE
Byron L. Boston	66		13 years
Marie Chandoha	63	●	10 months
Julia L. Coronado	56	●	4 years
Alexander I. Crawford	58	●	1 year
Andrew I. Gray	59	●	1 year
Joy D. Palmer	67	●	4 years
Smriti L. Popenoe	56		2 years

6	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

DIRECTOR SKILLS AND QUALIFICATIONS
The Board believes that its directors collectively have the level and balance of skills, experience, core values, and character to execute the Board’s responsibilities. The table below reflects some of the key skills that our Board has identified as particularly valuable to the effective oversight of the Company and the execution of our corporate strategy, along with the number of directors that have these skills. This director skills matrix is not intended to be an exhaustive list of each of our director’s skills or contributions to our Board. All of our directors also exhibit high integrity, an appreciation for diversity of background and thought, innovative thinking, a proven record of success, and deep knowledge of corporate governance requirements and best practices. Additional information on each director, including some of their specific experience, qualifications, attributes and skills, is set forth below.
Indicates a relevant skill, knowledge and/or experience identified by that director.

	Boston	Chandoha	Coronado	Crawford	Gray	Palmer	Popenoe
Senior Leadership
Financial Services Industry
M&A
Capital Markets
Business Operations
Cybersecurity and Technology
Risk Management
Government Policy and Regulatory
Accounting/Audit
Mortgage Industry
Investment Management
Corporate Governance
Public Company Experience
Business Development and Strategy
Social Responsibility/ Resilience
Artificial Intelligence
Finance
Independent Audit Committee Financial Expert
Human Capital Management
Executive Compensation

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	7

DIRECTOR NOMINEE BIOGRAPHIES
BYRON L. BOSTON	Chairman of the Board and Co-Chief Executive Officer
Byron L. Boston joined the Board in 2012 and was appointed to the role of Chairman in December 2023. Byron has served as our Co-Chief Executive Officer since July 2024, and previously served as Chief Executive Officer from January 2014 to June 2024, as President from March 2012 to December 2020, and as Chief/Co-Chief Investment Officer from April 2008 until December 2023. Byron leads the strategic operations that have resulted in long term net gains and significant economic return for investors.

Business Leadership: Byron brings over 40 years of leadership experience and has an extensive background in U.S. real estate finance, asset management/investment banking, and fixed-income capital markets. Byron was successful in building Sunset Financial Resources, a mortgage REIT specializing in high-quality residential and commercial loans and securities, and instrumental in growing Dynex's business after he joined the Company in 2008. Byron leverages this extensive experience and deep understanding of Dynex’s growth and strategy to guide the Company’s business operations and disciplined investment approach. As Co-CEO and Chairman of Dynex’s Board of Directors, he also helps drive continued collaboration between the Company’s executive leadership team and Board.

Mortgage-Backed Security Experience: Over the course of his career, Byron has gained significant experience in the debt and equity capital markets. During his six years at Freddie Mac, he developed and led the initial investment plan to grow the company’s retained portfolio. Previously, Byron spent over a decade at Credit Suisse First Boston as a fixed income bond trader specializing in mortgage backed securities and over two years at Lehman Brothers as a mortgage-backed securities bond trader.

Background: Byron currently serves on multiple boards in advisory and leadership capacities including the National Association of Real Estate Investment Trusts (“NAREIT”) on the Advisory Board of Governors and as Chair of mREIT Council, representing the industry on a national level, and previously served on the board of the Mortgage Bankers Association. He also serves on the board of the Salzburg Global Seminar where he has served as the Chair of the Investment Committee and the Chair of the Finance Committee. He received an A.B. in Economics and Government from Dartmouth College and a MBA with emphasis in Accounting and Finance from the University of Chicago Booth School of Business, where he was also a member of the Director’s Consortium.

Age: 66
Director Since: 2012
Chairman Since: 2023
Committee: Investment (Chair)
Key Skills:
•Senior Leadership & Business Operations
•Financial Services Industry
•Capital Markets
•Mortgage Industry
•Investment Management
•Corporate Governance
Other Current Boards: NAREIT Advisory Board of Governors, Salzburg Global Seminar

8	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

Marie Chandoha
Marie Chandoha joined the Board in June 2024.
Business Leadership: Marie brings 40 years of financial services leadership experience as a former Chief Executive Officer and senior executive in the financial services industry, in addition to currently serving on public company boards. She has a track record of transforming previously underperforming businesses, scaling them and creating value. Most recently, Marie spent nearly a decade as the President and CEO of Charles Schwab Investment Management from 2010 to 2019, where she played an essential role in evolving the business into an innovative and winning competitor. During her tenure, she doubled the business's assets under management to $400 billion, which made it one of the top asset gatherers in the industry.
Financial Services and Technology: Beyond Charles Schwab Investment Management, Marie’s career in financial services has spanned executive roles at major global financial institutions. As Managing Director and Global Head of Fixed Income Business at BlackRock, Marie drove innovation in the ETF market and led a global $440 billion investment management business. In addition, Marie was the Co-Head and Senior Portfolio Manager of Montgomery Fixed Income at Wells Fargo Asset Management for over eight years, where she grew and scaled the business from $1 billion to $16 billion in assets under management. At Wells Fargo, she focused on managing bond portfolios, primarily for institutional investors. Her core competencies include finance, investment management, strategy, regulatory dynamics and risk management, among others.
Governance: Marie serves on the boards of Macy's, Inc. on the Audit and Finance committees, and State Street Corporation on the Audit, Executive, Risk and Technology and Operations committees.
Background: She received a B.A. degree in economics from Harvard University.

Age: 64
Director Since: 2024
Committee:
•Nominating & Corporate Governance (Chair)
•Audit
•Investment
Key Skills:
•Senior Leadership & Business Operations
•Financial Services Industry
•Corporate Governance
•Technology
•Audit Committee Financial Expert
Other Current Boards: Macy's, Inc. (NYSE:M), State Street Corporation (NYSE:STT)

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	9

JULIA L. CORONADO, Ph.D.	Lead Independent Director of the Board
Julia L. Coronado, Ph.D. joined the Board in October 2020 and was appointed as Lead Independent Director in December 2023.
Financial Experience: Since 2017, Julia has served as the President and Founder of MacroPolicy Perspectives, LLC (MPP) a research advisory firm with deep expertise in macroeconomics, regulatory policy, financial and global markets that helps inform client decisions in financial services and other industries. Since 2018, she has served as Clinical Associate Professor of Finance at the University of Texas at Austin. From 2014 to 2017, Julia was the Chief Economist at Graham Capital Management where she managed a global economic forecast, advised portfolio managers, and participated in risk and investment committees. Additionally, she spent 10 years in the banking industry, first as a Senior US Economist at BNP Paribas and then at Barclays as Senior US Economist. Julia also served as a staff economist for the Federal Reserve Board of Governors in Washington, D.C. and contributed to the Federal Open Market Committee forecasts from 1997 to 2006.
Financial Advisory Experience: Julia brings over 30 years of experience in international and domestic market economics, fiscal and monetary policy, and global economic forecasting. She is a regular commentator in financial media, (including CNBC, Bloomberg, Marketplace, and the Wall Street Journal). Julia has also represented the U.S. at the Organization for Economic Cooperation & Development and testified before Congress on Social Security reform and digital currency developments. Her experience across these areas, as well as her service on other public company and advisory boards, allows her to provide significant insight to help guide the Company’s business strategy and enable it to thrive in a complex macroeconomic environment.
Background: Julia is an independent director on the board of Robert Half, an international staffing and consulting firm, where she serves on the nominating & governance committee. Julia is a member of the Economic Studies Council at the Brookings Institution and member of the Advisory Boards of the Bureau of Economic Analysis, the Pension Research Council at the Wharton School, and the Cleveland Federal Reserve Center for Inflation Research. She received a B.A. in Economics from the University of Illinois and a Ph.D. in Economics from the University of Texas at Austin.

Age: 56
Director Since: 2020
Committees:
•Compensation (Chair)
•Nominating & Corporate Governance
•Investment
Key Skills:
• Senior Leadership & Business Operations
• Financial Services Industry
• Capital Markets
• Government Policy and Regulatory
• Academia
Other Current Public Boards: Robert Half (NYSE:RHI)

10	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

ALEXANDER I. CRAWFORD
Alexander I. Crawford joined the board in March 2024.
Business Leadership, Financial Services, and Technology Experience: Alexander brings extensive financial knowledge and expertise across the broad financial ecosystem, including global multi-asset risk management, public and private equity, credit, and tail-risk hedging. He is also recognized as a thought leader in the risk management of artificial intelligence ("AI"). As the founder, Chairman, and CEO of Artificial Intelligence Risk, Inc. since 2023, Alexander created a governance, risk, compliance, and cybersecurity platform for corporate AI and developed incisive data-driven analytics and quantitative tools to analyze and mitigate risks through innovative strategies. He also serves as an advisory board member of Economic, Inc., a data intelligence company that measures corporate environmental, health, and safety performance. Alexander is a thought leader on making AI effective, safe, and ethical and has written extensively on the topic. His background and expertise will help strengthen Dynex’s technology capabilities and position in an evolving financial services industry.
Additional Professional Experience: Alexander also brings to our Board extensive experience and expertise in risk management and compliance. He served in a number of senior risk management roles, including most recently as Partner and Chief Investment Risk Officer at Lord, Abbett & Co. LLC ("Lord Abbett") from 2012 to 2022, and is now a Limited Partner there. As the Chief Investment Risk Officer, Alexander engaged with global regulators on various topics. He is well-respected by his peers and regulators and sat on numerous industry working groups during his tenure, such as leading the LIBOR transition effort at Lord Abbett. He was responsible for writing detailed regulatory policies and procedures for the U.S. and Europe and continues to engage globally on complying with existing and creating new policies regarding AI with governments, regulators, companies, and NGOs.
In addition, Alexander was a charter member of Lord Abbett's ESG committee and has written extensively on the intersection of sustainability, ESG, and AI. He is the lead author of a forthcoming white paper using a data-driven approach that focuses on broadening sustainability to look at important sustainability metrics beyond simply greenhouse gases.
Background: Alexander earned a B.S. in Computer Science from Harvard University. He has been a senior executive at major financial institutions, including Goldman Sachs, Morgan Stanley, Deutsche Bank, and RBS, for over 10 years. He has focused extensively on MBS throughout his career, and his MBS research has appeared in numerous publications. His 35-year career will offer significant insights for the Company’s business and make him a valuable member of the Board.

Age: 58
Director Since: March 2024
Committees:
•Audit
•Compensation
•Investment
Key Skills:
•Financial Services Industry
•Risk Management
•Government Policy and Regulatory
•Artificial Intelligence and Technology
•Investment Management
•Audit Committee Financial Expert

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	11

ANDREW I. GRAY
Andrew I. Gray joined the board in March 2024.
Andrew is currently an Executive Advisor at MyNextSeason and has served on the Board of Trustees of the Global Association of Risk Professionals (GARP) since March 2017. Andrew has over 30 years of leadership experience across the financial services industry, including profit and loss management, strategy, finance, risk, and technology. He has a strong track record in guiding leadership teams and advising boards on business growth, operational improvement and risk, and regulatory compliance.
Risk Professional Experience: Most recently, Andrew served as the Group Chief Risk Officer ("CRO") and Management Committee member for The Depository Trust and Clearing Corporation (the “DTCC”) from February 2015 to September 2022. Over his tenure he transformed the global risk function and drove significant improvements in market, liquidity, credit, and non-financial risk capabilities, including cybersecurity, business continuity, data management, and operational risk. With his extensive background in the financial services and risk management industries, he plays a crucial role in helping guide Dynex’s operational and growth strategy.
Business Leadership Experience: Prior to his CRO role, Andrew led DTCC’s core businesses, including Clearance and Settlement of Equities and Fixed Income products, Asset Services, Wealth Management Services, Insurance & Retirement Services, Institutional Trade Processing and Data Services. He had responsibility for P&L management, strategy development and execution, rollout of new business and industry initiatives, M&A transactions, and implementation of enhanced processes for business risk management. Previously, Andrew spent over a decade at Merrill Lynch in senior leadership roles, including COO of the firm’s Latin America and Canada business, Managing Director of Strategy and Business Development, and the Head of Corporate Planning for the enterprise. In these roles, he gained valuable experience in business restructuring and management, strategy development and execution, new business development, financial reporting, planning and analysis, technology transformation, and crisis management.
Technology Experience: Andrew started his career at Booz Allen & Hamilton, where, as a member of the Information Technology Group, he led consultant teams supporting financial services clients around the world. In his industry roles, he has led technology transformation projects and, as CRO for DTCC, drove major investments in resilience and cybersecurity.
Background: In addition to his current service as a GARP Board Trustee, Andrew chaired and served on DTCC subsidiary boards and was a Board Member of the International Securities Services Association ("ISSA"). He received a Bachelor of Science in Mechanical Engineering from the Massachusetts Institute of Technology and also has a Master of Government Administration from the University of Pennsylvania.

Age: 59
Director Since: March 2024
Committees:
•Audit
•Compensation
•Investment
•Nominating & Corporate Governance
Key Skills:
•Senior Leadership & Business Operations
•Financial Services Industry
•Government Policy and Regulatory
•Risk Management
•Corporate Governance
•Capital Markets
•Technology
•Audit Committee Financial Expert

12	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

JOY D. PALMER
Joy D. Palmer joined the Board in October 2020.
Finance and Accounting Experience: Over the course of Joy’s 34-year career, she has served in a variety of accounting, finance, and investor relations roles. Joy is an expert in Generally Accepted Accounting Principles (“GAAP”), regulatory policies, the mortgage finance industry, including mortgage investing and origination, as well as how market trends impact financial institutions, including national banks.
Banking and Treasury Experience: Most recently, from January 2024 to December 2024, Joy served as a member of the Finance Committee for the Town of Seabrook. From 2002 to 2020 she held a variety of roles at the Comptroller of the Currency ("OCC"), Office of the Chief Accountant, including as the Deputy Chief Accountant, Accounting Policy Advisor to Large Banks and Policy Accountant of Community and Midsize Banks, where she helped oversee the regulation and supervision of national and foreign banks which operate in the U.S. During this time, Joy also contributed to the drafting of advisories, bulletins, risk tips, and other publications to provide examiners with readily accessible resources on evolving issues including mortgage banking guidelines and securitization. She also led extensive work on accounting topics such as Current Expected Credit losses ("CECL") and Troubled Debt Restructuring ("TDRs"). Prior to the OCC, Joy worked at Merrill Lynch as a Director of Equity Research focusing on specialty finance companies, banks, and the GSE's. In addition, Joy has served as a Controller and Director of Finance at two other publicly traded companies outside of the financial services sector, both of which required presentations and interactions with the board of directors on accounting and strategic initiatives. Joy started her career at Beneficial Corporation where she was responsible for aspects of Investor Relations and Treasury Management focusing on liquidity and cash management monitoring, derivatives, and capital markets activity, as well as sell-side analyst communications and presentations to the board of directors.
Background: Joy received a B.A. in Accounting from Montclair State University and a MBA from NYU Stern School of Business with an emphasis in Finance. Over her career and currently, Joy has been an adjunct professor teaching classes on financial statement reporting and analysis, accounting, asset management, and tax topics.

Age: 67
Director Since: 2020
Committees:
•Audit (Chair)
•Nominating & Corporate Governance
•Investment
Key Skills:
•Financial Services Industry
•Government Policy and Regulatory
•Mortgage Industry
•Investment Management
•Audit Committee Financial Expert

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	13

SMRITI L. POPENOE	Co-Chief Executive Officer and President
Smriti L. Popenoe joined the Board in September 2023. Smriti first joined Dynex as Chief Investment Officer in 2014 and also took on the role of President in 2020. In July 2024, she was promoted to serve alongside Mr. Boston as Co-Chief Executive Officer in addition to her role as President of Dynex. Smriti is accountable for the raising, deployment, and management of the Company’s capital and leads the team that oversees the Company's investment portfolio, associated hedges, and financing arrangements.

Leadership Experience: Smriti brings over 13 years of C-Suite experience and expertise in risk management, investment leadership, and best practices in portfolio optimization. In addition to her 10 years serving on Dynex’s leadership team, she previously served as Chief Risk Officer at PHH Corporation, a leading provider of mortgage banking and fleet management outsourcing services. She currently serves on the board of Industrial Indicators, Inc. (d/b/a SmartBolts).
Financial Services and Portfolio Management Experience: Smriti has three decades of experience in the financial services and risk management industries. Most recently, Smriti served from 2020 to 2024 as the Chair of the Investment Committee of the Mortgage Bankers Association. From 2006 to 2009, Smriti was Senior Vice President at Wells Fargo (then known as Wachovia Bank), where she managed its more than $100 billion investment portfolio and led the team through the financial crisis of 2009. From 2003 to 2006, she served as Senior Vice President, Investments with Sunset Financial Resources, a startup REIT. She managed an investment portfolio of $400B fixed-rate MBS and whole loans while with Freddie Mac at the beginning of her career.

Background: Smriti received the Chartered Financial Analyst (CFA) designation in 1997 and holds three degrees: a B.S. in Chemistry and Environmental Science from St. Joseph’s College in Bangalore, India, a MBA from the University of Rochester and a Master’s-level French diploma from the Alliance Française. She is a Founding Member of the Washington D.C. chapter of Chief, the only organization designed for senior women leaders to strengthen their leadership journey, cross-pollinate ideas across industries, and effect change from the top down. She is passionate about the environment, mentoring women, personal growth, and lifelong learning. She is also a board member of Industrial Indicators.

Age: 56
Director Since: 2023
Committee: Investment
Key Skills:
•Senior Leadership & Business Operations
•Financial Services Industry
•Investment Management
•Mortgage Industry
Other Current Boards: Industrial Indicators

We are not aware of any family relationship among any director or executive officer; nor are we aware of any involvement of any director or executive officer, currently or in the past 10 years, in any legal proceedings that would be material to an evaluation of the ability or integrity of any director or executive officer.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE DIRECTOR NOMINEES LISTED ABOVE.

14	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

CORPORATE GOVERNANCE

OUR CORPORATE GOVERNANCE FRAMEWORK
The business and affairs of the Company are managed under the direction of the Board in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Amended and Restated Bylaws ("Bylaws"). Members of the Board are kept informed of the Company’s business through discussions with the Co-Chief Executive Officers and other officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. The corporate governance practices followed by the Company, including with respect to environmental and social considerations, are summarized below.
CORPORATE RESILIENCE
We believe our practices and initiatives are important in growing the Company and building resilience to challenges that may arise.
A management committee oversees the implementation of the Sustainability Accounting Standards Board (“SASB”) Conceptual Framework, which we adopted in 2020. The Company publishes its SASB disclosure in accordance with the Financials Sector standards of SASB on its website at www.dynexcapital.com. Information contained on our website is not incorporated by reference into this Proxy Statement or any other report filed with the SEC.
In early 2025, the Company signed a lease for new office space that will be smaller, more efficient, purpose built, and allow for employees to walk to various amenities.

We continue to search for opportunities in pursuit of the long-term success of our business and to enhance the communities where we operate through corporate giving, employee volunteering, human capital development, and a focus on resilience. In 2024, we held a volunteer day at the Richmond Tool Bank and built tables for use at local area parks. Mr. Boston is also a member of Virginia Learns, a non-profit with a goal of creating a more innovative and relevant public education system in Virginia.
DYNEX VALUES
As part of our mission and values, Dynex focuses on key attributes that each employee, board member, consultant, and business partner embodies. Delivering value, being curious, building trust, and being kind allow us to build a winning team that is focused on alignment with shareholders, being prepared, looking around corners for potential risks, being a trusted partner, and also helping each other develop and grow professionally. These values propel us to seek different perspectives and build diversity of thought, which is essential in our business. We hire, evaluate, reward, and promote based on experience, performance, and values.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	15

DIRECTOR INDEPENDENCE
The Board has adopted Corporate Governance Guidelines (the "Guidelines") that set forth the practices of the Board with respect to its size, criteria for membership and selection to the Board, committees of the Board, meetings and access to management, director compensation, director orientation and continuing education, annual performance evaluation of the Board, director responsibilities, annual review of performance of the Co-Chief Executive Officers, management succession, and ethics and conduct. The Guidelines are available on the Company’s website at www.dynexcapital.com under “Investors — Governance — Governance Documents.” Information contained on our website is not incorporated by reference into this Proxy Statement or any other report filed with the SEC. A printed copy is available to any shareholder upon written request to the Secretary of the Company, 4991 Lake Brook Drive, Suite 100, Glen Allen, Virginia 23060.
The Board in its business judgment has determined that Messrs. Crawford and Gray, Dr. Coronado, and Mses. Chandoha and Palmer are independent as defined by the New York Stock Exchange ("NYSE") listing standards. In reaching these conclusions, the Board considered whether the Company and its subsidiaries conduct business and have other relationships with organizations of which certain members of the Board or members of their immediate families are or were directors or officers. In addition, the Board considered all relevant facts and circumstances, including relationships that a director may have due to his or her status as an investor in an entity that may have a relationship with the Company.
As permitted by the NYSE, the Company’s Guidelines establish categorical standards under which, except with respect to members of the Audit Committee and the Compensation Committee, the following relationships between a non-employee director and the Company will not be considered material:
•    if during any 12-month period within the last three years, the director or any immediate family member of the director received $120,000 or less in direct compensation from the Company, excluding director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
•    if during each of the current fiscal year and three most recent fiscal years, the director is, or was, an executive officer or an employee
(or has, or had, an immediate family member who is, or was, an executive officer) of another company that made payments to, or received payments from, the Company for property or services in an amount which, in each of the last three fiscal years, did not exceed the greater of $1 million or 2% of such other company’s consolidated gross revenues; or
•    if the director serves as an executive officer of a charitable organization to which the Company made charitable contributions that did not exceed the greater of $1 million, or 2% of such charitable organization’s consolidated gross revenues in each of the last three fiscal years.
None of the Company’s directors, their immediate family members, or organizations in which they are a partner, shareholder or officer, are engaged in any material relationships with the Company, except Mr. Boston, who serves as Co-Chief Executive Officer and Chairman of the Board, and Ms. Popenoe, who serves as Co-Chief Executive Officer, President, and Director of the Company.
CODE OF BUSINESS CONDUCT AND ETHICS
The Board has approved our Business Conduct and Ethics (the "Code of Conduct") for directors, executive officers, and employees of the Company. The Code of Conduct addresses such topics as compliance with applicable laws, conflicts of interest, use and protection of Company assets, confidentiality, dealings with the press and communications with the public, accounting and financial reporting matters, fair dealing, discrimination and harassment, and health and safety. It is available on the Company’s website at www.dynexcapital.com under “Investors — Governance — Governance Documents.” Information contained on our website is not incorporated by reference into this Proxy Statement or any other report filed with the SEC. A printed copy of the Code of Conduct is available to any shareholder upon written request to the Secretary of the Company at the address set forth in the beginning of this Proxy Statement.
We intend to provide any required disclosure of an amendment to or waiver from the Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on the Company’s website at www.dynexcapital.com under “Investors — Governance — Governance Documents” promptly following any amendment or waiver. Information contained on our website is not incorporated by reference into this Proxy Statement or any other report filed with the SEC. We may elect to disclose

16	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

any such amendment or waiver in a report on Form 8-K filed with the SEC either in addition to or in lieu of the website disclosure.
BOARD AND COMMITTEE MEETINGS
The Board holds meetings throughout the year on various topics with some spanning over two days. In 2024, there were eight meetings of the Board and 18 committee meetings. Each incumbent director attended 75% or more of the total number meetings of the Board and of the committees on which he or she served during 2024.
Executive sessions where independent or non-management directors meet on an informal basis are held regularly without management participation. At least once a year, the Board schedules an executive session including only independent directors. Such sessions were generally chaired by the Chairperson of the Board, and following Mr. Boston's appointment to Chairman of the Board, are generally chaired by the Lead Independent Director, Dr. Coronado.
The Company encourages members of the Board to attend the annual meeting of shareholders. All of the then-serving directors attended the 2024 Annual Meeting of Shareholders, and we expect that all of the nominee directors will attend the 2025 Annual Meeting.
OUR BOARD LEADERSHIP STRUCTURE
Under the Company’s Corporate Governance Guidelines, the Board has the responsibility to determine the most appropriate leadership structure for the Company, including whether it is best for the Company at a given point in time for the roles of Chairperson of the Board and Chief Executive Officer to be separate or combined.
At the present, the Board has determined that combining the roles of Chairperson of the Board and Chief Executive Officer is the most appropriate leadership structure. Mr. Boston is currently serving as Co-Chief Executive Officer and Chairman of the Board. We believe that Mr. Boston's combined roles provide an effective bridge between the Board and senior management, creating strong, unified leadership. As Chairman, Mr. Boston's primary responsibilities include setting the agenda for Board meetings, chairing Board meetings, and participating in strategic planning efforts at the Company. Together with Ms. Popenoe, Co-Chief Executive Officer, President, and Director, he also provides updates to the remaining directors on important Company issues including business strategy, investment strategy, capital management, risk management and stakeholder management efforts.
Mr. Boston has in-depth knowledge of the Company and extensive industry experience from his tenure as a director and from his working in the housing finance sector for most of his 40+ year career. This allows him to guide the Board’s agenda in setting priorities for the Company and addressing the risks and challenges the Company faces, but with management insight into the execution of the Company’s strategy.
Dr. Coronado serves as the Lead Independent Director. She assists with setting agendas, calling meetings of the independent directors and/or non-management directors as needed, and serving as the liaison between the independent directors and the Chairman. Mr. Boston and Dr. Coronado collaborate together, drawing upon their deep knowledge of economics, the operations of the business and industry, to best serve the interests of the Company and ensure appropriate oversight.
The Board periodically reviews the Company’s corporate governance structure to ensure that it remains the most appropriate structure for the Company and its shareholders. As a result, although the Board has determined that the current structure works best for the Company at this time, the Board may implement another structure if deemed to be appropriate in the future.
BOARD OVERSIGHT OF RISK MANAGEMENT
The Company’s executive officers are responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. Directors are expected to devote sufficient time and apply themselves to understanding the Company’s business and its significant risks.
The Board has an Investment Committee that oversees the investment activities of the Company and the risks related to these activities. The Investment Committee regularly receives presentations from senior management regarding the Company’s investment portfolio, its risk profile, and its investment and risk management strategies. As part of that process, the Investment Committee oversees the Company’s compliance with the Company’s investment policy and investment risk policy, including notifying the Board if the risk limits are approached or exceeded.
The Audit Committee oversees the Company’s enterprise risk management program, which includes, among other items, non-investment

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	17

related risks such as strategic risk, operational risk, reputational risk, and cybersecurity risk. In conducting this oversight, the Audit Committee reviews and discusses with management and the Company’s risk and control personnel the Company’s policies and practices with respect to risk assessment and risk management for all non-investment risks identified by management. The Audit Committee assesses cybersecurity risk, which encompasses reviewing and discussing the risks identified by management and the Company’s policies and practices in place to mitigate cybersecurity-related risks. The Audit Committee also specifically reviews and discusses with management, the independent auditor, and risk and control personnel the risks related to financial reporting and controls on at least a quarterly basis.
The Compensation Committee reviews and discusses with management the extent to which the Company’s compensation policies and practices create or mitigate risks for the Company.
The Nominating Committee reviews and discusses with management the extent to which the Company’s policies and practices create or mitigate risks for the Company. The Company believes that its leadership structure promotes effective Board oversight of risk management as the Audit Committee, Compensation Committee, and Nominating Committee are each comprised solely of independent directors.
Each of the committees actively monitors the Company’s policies and practices with respect to risk assessment and risk management, and the directors are provided with the information necessary to evaluate the Company’s significant risks and strategies for addressing them. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for management of particular risks to the Company.
COMMUNICATIONS WITH THE BOARD
Any director may be contacted by writing to such director c/o the Secretary of the Company at the address set forth in the beginning of this Proxy Statement. The Company promptly forwards, without screening, any correspondence addressed to a specified director to such director, and any correspondence addressed to the non-management directors as a group to the Lead Independent Director of the Board.
BOARD COMMITTEES
The Board has a standing Audit Committee, Compensation Committee, Nominating & Corporate Governance Committee, and Investment Committee. Each of the Audit Committee, Compensation Committee, and Nominating & Corporate Governance Committee operate pursuant to their respective written charters adopted by the Board, each of which is available on the Company's website at www.dynexcapital.com under “Investors — Governance — Governance Documents.” Information contained on our website is not incorporated by reference into this Proxy Statement or any other report filed with the SEC. Printed copies of the charters are available to any shareholder upon written request to the Secretary of the Company at the address set forth in the beginning of this Proxy Statement.
The following table sets forth the members of each committee and the number of meetings held by each committee during 2024. The Investment Committee meets between scheduled Board meetings as necessary when more frequent discussions of investment and related activities are warranted. A description of the principal responsibilities of the Audit, Compensation, and Nominating Committees follows.

18	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

Name	Audit	Compensation	Investment	Nominating & Corporate Governance
Byron L. Boston			Chair
Marie Chandoha	X		X	Chair
Julia L. Coronado, Ph.D.		Chair	X	X
Alexander I. Crawford	X	X	X
Andrew I. Gray	X	X	X	X
Joy D. Palmer	Chair		X	X
Smriti L. Popenoe			X
Number of meetings in 2024	8	4	3	3

AUDIT COMMITTEE
The Audit Committee assists the Board in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditor, and the qualifications, independence and performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Audit Committee operates under a written charter last amended by the Board in July 2024.
The Board, in its business judgment, has determined that each of the members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC. The Board has also determined that Mses. Palmer (Chair) and Chandoha, and Messrs. Gray and Crawford qualify as “audit committee financial experts” as defined by the SEC. For additional information regarding the Audit Committee, see “Audit Information — Audit Committee Report” beginning on page 70 of this Proxy Statement.
COMPENSATION COMMITTEE
The Compensation Committee performs the responsibilities of the Board relating to compensation of the Company’s executive officers. The Compensation Committee’s responsibilities include reviewing and approving corporate goals and objectives relevant to compensation of the Company’s Co-Chief Executive Officers, evaluating the Co-Chief Executive Officers' performance annually in light of those goals and objectives and determining and recommending the Co-Chief Executive Officers' compensation level to the independent directors based on this evaluation; reviewing and approving the compensation for executive officers, including their corporate goals and objectives; reviewing and discussing the Compensation Discussion and Analysis required by the rules of the SEC with senior management and based upon such review and discussion, recommending to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K or proxy statement, as applicable; producing a Compensation Committee Report as required by the rules of the SEC to be included in the Company’s annual proxy statement; overseeing an annual review of the Company’s policies and practices of compensating its employees, including non-executive officers, as they relate to risk management practices and risk-taking incentives, and, based on the review, making any changes to such policies and practices that the Committee deems appropriate; reviewing and approving any employment-related agreement or other compensation arrangement with senior management; making recommendations to the Board with respect to annual and long-term incentive compensation and equity-based plans; administering the Company’s equity-based, deferral and other compensation plans approved by the Board from time to time; monitoring compliance with the Company’s stock ownership guidelines; reviewing any significant changes in the Company’s tax-qualified employee benefit plans; and recommending to the Board for approval non-employee director compensation.
Under its charter, the Compensation Committee has authority to retain and terminate outside compensation consultants, including authority to approve the consultant’s fees and other retention terms. The Compensation Committee engaged the services of Ferguson Partners Consulting L.P. (“FPC”) as a compensation consultant to assist the Committee in determining appropriate compensation levels for the executive officers and provide recommendations for the executive

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	19

compensation program framework, evaluate non-employee director compensation and provide recommendations regarding employment, severance and change in control policies and agreements. In 2023, the Compensation Committee engaged FPC to conduct a comprehensive update review of our executive compensation programs and non-employee director compensation.
The Compensation Committee has assessed the independence of FPC pursuant to SEC rules and concluded that the advice it receives from FPC is objective and not influenced by any relationships that would be viewed as conflicts of interest. See further discussion at “Executive Compensation — Compensation Discussion and Analysis” beginning on page 27 of this Proxy Statement.
The Compensation Committee operates under a written charter last amended by the Board in November 2024. The November 2024 Compensation Committee charter amendment broadened the mandate of the Compensation Committee to specifically include developing talent and leadership, monitoring employee performance, engagement, and satisfaction as well as planning for succession, advancement and resiliency.The Compensation Committee charter also covers the oversight and monitoring of the Company's Code of Business Conduct and Ethics with respect to workplace discrimination and harassment and reported workplace complaints or incidents, if any. The Nominating and Corporate Governance Committee charter also includes a focus on succession planning at the executive level. The Board, in its business judgment, has determined that each of the members of the Compensation Committee meet the independence requirements and are otherwise eligible for compensation committee service as defined by the NYSE listing standards.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of our current or former executive officers currently serve, or have served during the last year, as a member of our Compensation Committee or as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board.
ANALYSIS OF RISK ASSOCIATED WITH COMPENSATION POLICIES AND PRACTICES
The Compensation Committee oversees an annual review of our compensation programs to determine whether such programs encourage excessive risk-taking by our employees. The most recent review was conducted in February 2025. Management and the Compensation Committee participated in the review, which included identification of the relevant compensation policies and practices, review of potential related risks, and analysis of risk-mitigating factors, including the Company’s system of internal controls and oversight. The Compensation Committee determined that the potential risks arising from our compensation programs are not reasonably likely to have a material adverse effect on the Company. In making this determination, the Compensation Committee took into account the structure of our compensation programs, the amount of cash compensation available to employees in the form of base salary, the involvement of the Compensation Committee in setting compensation for executive officers and in particular for those individuals who can commit the Company’s capital or who manage the Company’s risk, and the oversight of the Board in monitoring certain risk tolerances and internal controls.
For additional information regarding the Compensation Committee, see “Executive Compensation — Compensation Discussion and Analysis” beginning on page 27 of this Proxy Statement.
NOMINATING & CORPORATE GOVERNANCE COMMITTEE
The Nominating Committee oversees the annual evaluation process of the directors, develops qualifications for director candidates, recommends to the Board persons to be nominated to serve as directors of the Company, periodically reviews and makes recommendations to the Board regarding the Company’s strategies, activities, policies and communications regarding sustainability and other matters and monitors developments in, and makes recommendations to the Board concerning, corporate governance practices. The Nominating Committee is responsible for reviewing annually, with the Chief Executive Officer, management succession planning and management development activities and strategies. The Nominating Committee operates under a written charter last amended by the Board in November 2024. The Board, in its business judgment, has determined that each of the members of the Nominating Committee meet the independence requirements of the NYSE listing standards.
CRITERIA FOR BOARD MEMBERSHIP
The Nominating Committee considers candidates for the Board, including candidates recommended by shareholders (as described further below), based upon a number of criteria, including but not limited to the candidate’s integrity, character,

20	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

business experience, core values, accounting and financial expertise, reputation, civic and community relationships, and knowledge and expertise in the Company’s industry. The Nominating Committee also considers each candidate’s commitment, diligence, education, business acumen, and ability to act in the interest of all shareholders, including whether the candidate may be impacted by any conflicts of interest. The Nominating Committee further considers each candidate’s independence, as defined by the NYSE listing standards, as well as their time available to devote to Board duties and responsibilities. Each potential candidate goes through a rigorous interview and screening process and completes a director and officer questionnaire and independence review. The Board and its policies value relevant, inclusive and diverse membership on the Board to provide the Board with the best combination of knowledge, skills, experience and perspectives to oversee and support the Company’s strategy for the future.
DIRECTOR NOMINATION PROCESS
The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director, including the nomination of current directors for re-election. The Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. A strong Board is important to the success of the Company and the Nominating Committee will ensure the Board positions are filled with highly qualified individuals. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee will consider various potential candidates for director based on merit, expertise, skills, background and other qualities identified from time to time by the Board as being critical to the Company’s future success.
The Nominating Committee has developed a director skills matrix to guide it in the selection process. Candidates may also come to the attention of the Committee through current Board members, professional search firms, shareholders, or other persons. Candidates are evaluated by the Nominating Committee and may be considered at any point during the year.
While the Board has not adopted term limits, in 2024 the new Board Refreshment Policy provided for formal evaluations of board members after 5, 10, and 15 years as well as an annual evaluation for any directors serving for more than 15 years. Further, age limits were established with a formal review of director capacity and desire to serve at age 70, and directors may not stand for re-election after reaching age 75, unless an exception is approved by unanimous vote of the Board and a determination that the director’s continued service is in the best interests of the Company and its shareholders. The Board values diversity in its broadest sense and seeks nominees with a complementary range of opinions, industry knowledge, experience, professions, skills, geographic representation and backgrounds and believes that a Board consisting of highly qualified directors from diverse experiences, qualifications and backgrounds with a range of views, insights, perspectives and opinions leads to better decision-making and will be a benefit to the Company’s shareholders and other stakeholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, abilities, and diversity of thought that will allow the Board to fulfill its responsibilities. The Nominating Committee recommends to the Board nominees as appropriate based on these principles.
The Board has concluded that each director nominee possesses the personal traits described above. In considering the director nominees’ individual experience, qualifications, attributes and skills, the Board has concluded that the appropriate experience, qualifications, attributes and skills are represented for the Board as a whole and for each of the Board’s committees. In addition, each director nominee possesses characteristics that led the Board to conclude that such person should serve as a director. The specific experience, qualifications, attributes and skills that the Board believes each director nominee possesses are discussed under “Proposal One — Election of Directors” beginning on page 6. Please also see “Director Skills and Qualifications” beginning on page 7.
SHAREHOLDER RECOMMENDATIONS AND NOMINATIONS OF DIRECTORS
Shareholders entitled to vote for the election of directors may submit candidate recommendations for consideration by the Nominating Committee if the Company receives timely written notice, in proper form, for each such recommended director candidate. If the notice is not timely and in proper form, the Nominating Committee reserves the right to not consider the candidate. Whether the Nominating Committee considers the nomination of such candidate depends on the facts and circumstances of the nomination at that time. Under the Company’s Bylaws, a shareholder entitled to vote for the election of directors may

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	21

directly nominate a candidate for election at the 2026 Annual Meeting of Shareholders if written notice of the shareholder’s intent to nominate such person for election as director has been given, either by personal delivery or by certified mail, postage prepaid, to the Secretary of the Company and received by either (i) no later than December [ ], 2025 and no earlier than September [ ], 2025; or (ii) if the 2026 Annual Meeting is held more than 30 days before or after May 20, 2026, then no less than 90 days prior to the 2026 Annual Meeting. The notice must set forth (i) as to the shareholder giving the notice, (1) the name and address, as they appear on the Company’s stock transfer books, of such shareholder, (2) a representation that such shareholder is a shareholder of record and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice, (3) the class and number of shares of Company stock beneficially owned by such shareholder, and (4) a description of all arrangements or understandings between such shareholder and the nominee and any other person or persons pursuant to which the nomination is to be made by the shareholder; and (ii) as to each person whom the shareholder proposes to nominate for election as a director, (1) the name, age, business address and, if known, residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of Company stock beneficially owned by such person, (4) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the nominee should serve as a director, and (5) the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (i) no later than March 20, 2026; or (ii) if the 2026 Annual Meeting is held more than 30 days before or after May 20, 2026, by the later of 60 calendar days prior to the 2026 Annual Meeting or the tenth calendar day following the day on which the Company first publicly announces the date of the 2026 Annual Meeting.
BOARD EVALUATION PROCESS
The Board recognizes that a constructive evaluation process is an essential corporate governance tool to measure Board effectiveness. In accordance with the Company’s Corporate Governance Guidelines and policies, the Nominating Committee oversees an annual Board and committee self-evaluation process that involves each director completing detailed questionnaires designed to assess the performance of the Board as a whole and, separately, the performance of each of its committees and individual directors. The Nominating Committee reports its findings and conclusions to the Board, identifying any areas for improvement, and overseeing follow up when needed, including any need for Board refreshment to ensure the fit of the Board and individual Board members with the strategic objectives of the Company, as they change over time.
DIRECTORS’ COMPENSATION
Director compensation is reviewed and approved by the Board based on recommendations of the Compensation Committee. The Compensation Committee reviews director compensation annually in an effort to determine if the Company pays competitive compensation to attract and retain highly-qualified directors.
As part of its engagement in 2023, FPC conducted a review of the Company’s non-employee director compensation program compared to several peer companies with reasonably similar market capitalization and business strategy (the “2023 Review”), and in 2023, the Board approved an increase in non-employee director compensation to bring non-employee director compensation closer to the median compensation of a peer group reviewed by FPC. No changes were made to non-employee director compensation in 2024. During 2024, each non-employee director received the following compensation for their services:
•    an annual retainer of $100,000, paid quarterly;
•an annual equity award in the amount of $120,000, with shares determined based on the closing price of common stock on the date of grant, which is to be the first Friday following the annual meeting of shareholders;
•an additional annual retainer of $25,000 for service as the Lead Independent Director of the Board;
•an additional annual retainer of $30,000 for service as the Chairperson of the Audit Committee;

22	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

•an additional annual retainer of $10,000 for service as the Chairperson of the Compensation Committee;
•an additional annual retainer of $10,000 for service as the Chairperson of the Nominating Committee;
•an additional fee of $5,000 for service as a member on any committee;
•an additional $1,000 for each meeting of the Board attended above 15 meetings a year; and
•an additional $1,000 for each meeting of a Board Committee attended as a member above 15 meetings per year.
In May 2024, each non-employee director received an annual equity award of restricted stock in the amount of approximately $120,000. The number of shares granted to each non-employee director totaled 9,517 shares, which was based on the closing price of the common stock on the date of grant, rounded up in the case of a fractional share. These stock awards were granted under the Company’s 2020 Stock and Incentive Plan (the “2020 Plan”) and generally vest at the end of one year, provided that the director continues to serve as a member of the Board through the applicable vesting date and subject to acceleration of vesting in the event of a Change in Control (as defined in the 2020 Plan) prior to the scheduled vesting date. The Company’s practice is to grant such shares as of the first Friday following each year’s annual meeting of shareholders.
Directors are also reimbursed for expenses related to their attendance at Board or committee meetings.
For 2024, on average approximately 51% of Board compensation for the current directors was in the form of equity awards.

The following table shows the compensation earned by each of the directors for service during 2024:
DIRECTOR COMPENSATION FOR 2024*

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Marie Chandoha	66,422	—	—	66,422
Julia L. Coronado, Ph.D.	140,972	120,009	14,842	275,823
Alex I. Crawford	90,278	120,009	8,851	219,138
Andrew I. Gray	92,533	120,009	8,851	221,393
Michael R. Hughes (4)	40,278	120,010	3,595	163,883
Joy D. Palmer	136,772	120,009	14,842	271,623
Robert A. Salcetti (4)	40,278	120,010	3,595	163,883
David H. Stevens (5)	28,750	—	1,198	29,948
* Columns for “Option Awards,” “Non-Equity Incentive Plan Compensation” and “Change in Pension Value and Non-qualified Deferred Compensation Earnings” have been omitted because they are not applicable.
(1)Mr. Boston, Co-Chief Executive Officer and Chairman of the Board, and Ms. Popenoe, Co-Chief Executive Officer, President, and Director are not included in this table because they are executive officers of the Company and did not receive additional compensation for their services as members of the Board. Mr. Boston’s and Ms. Popenoe's compensation for service as executive officers is included in the Summary Compensation Table on page 42.
(2)The amounts in this column reflect the grant date fair value of grants of restricted stock to each listed director under the Company’s 2020 Plan, calculated in accordance with ASC Topic 718. The grant date fair value of the restricted stock is based on the closing price of the Company’s common stock on the grant date of March 12, 2024 for Messrs. Hughes and Salcetti, and May 17, 2024 for each of Messrs. Crawford and Gray, Dr. Coronado, and Ms. Palmer. As of December 31, 2024, Messrs. Salcetti and Hughes did not hold any shares of restricted stock, and each of Messrs. Crawford and Gray, Dr. Coronado, and Ms. Palmer held 9,517 shares of restricted stock.
(3)The amounts in this column reflect dividends paid in 2024 on unvested restricted stock held by the directors.
(4)Messrs. Hughes and Salcetti resigned from the Board effective March 11, 2024. They were each granted 9,472 restricted shares, which immediately vested.
(5)Mr. Stevens passed away in January 2024.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	23

MINIMUM STOCK OWNERSHIP GUIDELINES FOR NON-EMPLOYEE DIRECTORS
We have established minimum stock ownership guidelines that require each non-employee director to maintain a minimum equity investment in our Company of five times the annual cash retainer fee paid to non-employee directors. Shares that count toward the minimum ownership level are shares owned individually or by the director’s immediate family residing in the same household, shares held in trust for the benefit of the director or his or her family and unvested shares of restricted stock. Until the minimum ownership level is met, a non-employee director must retain 100% of the after-tax shares from the vesting of our common stock granted to the director as compensation.

The Compensation Committee reviews annually each non-employee director’s compliance with the minimum stock ownership guidelines and may grant exceptions to these guidelines in special circumstances on a case-by-case basis.

EXECUTIVE OFFICERS

The following table provides information on the individuals serving as executive officers of the Company as of the date of this Proxy Statement.

Name (Age)	Current Title	Business Experience
Byron L. Boston (66)	Co-Chief Executive Officer and Chairman of the Board
Chairman since December 2023; Co-Chief Executive Officer since July 2024; Chief Executive Officer from 2014 to July 2024; Co-Chief Investment Officer from 2014 to December 2023; Chief Investment Officer from 2008 to 2014; President from 2012 to 2020; Director since 2012.

Smriti L. Popenoe (56)	Co-Chief Executive Officer, President, and Director
Co-Chief Executive Officer since July 2024; President since December 18, 2020; Chief/Co-Chief Investment Officer from 2014 to January 2025; Chief Risk Officer of PHH Corporation between 2010 and 2013; Senior Vice President, Balance Sheet Management, of Wachovia Bank, from 2006 to 2009.

Robert S. Colligan (53)	Chief Financial Officer, Chief Operating Officer, and Secretary
Chief Operating Officer since July 2024, Chief Financial Officer and Secretary since 2022; Executive Vice President from 2022 to July 2024; Chief Financial Officer of Chimera Investment Corporation from 2013 to 2021.

24	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

OWNERSHIP OF DYNEX STOCK
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information regarding the beneficial ownership of shares of common stock and preferred stock as of March 12, 2025,by: (a) each director of the Company, (b) each named executive officer of the Company, and (c) all directors and executive officers of the Company as a group.

Unless otherwise indicated, each person has sole investment and sole voting power with respect to the securities shown, and none of the shares are pledged. The business address of each director and named executive officer is the Company’s principal address.

	Common Stock		Series C Preferred Stock(1)
Name	Shares	Percentage(2)	Shares	Percentage(3)
Byron L. Boston(4)	660,993	*	—	—
Marie Chandoha (5)	—	*	—	—
Robert S. Colligan	35,981	*	—	—
Julia L. Coronado, Ph.D.(6)	29,599	*	—	—
Alexander I. Crawford(6)	9,517	*	—	—
Andrew I. Gray(6)	9,517	*	—	—
Joy D. Palmer(6)	29,599	*	—	—
Smriti L. Popenoe(7)	192,668	*	—	—
All directors and executive officers as a group (8 persons)	967,874	1.0%	—	—
* Percentage of ownership is less than one percent of the outstanding shares.
For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days (“presently exercisable”). For Mr. Colligan and Ms. Popenoe, this table excludes 35,080 and 215,665 shares underlying restricted stock units ("RSUs"), respectively, and 95,101 and 163,117 shares underlying the target number of performance-based stock units ("PSUs"), respectively, that were granted March 10, 2023, September 8, 2023, March 8, 2024, and February 21, 2025 but remain subject to vesting conditions for more than 60 days after March 12, 2025. For Mr. Boston, this table includes 160,793 shares underlying RSUs that were granted March 10, 2023, March 8, 2024, and February 21, 2025 because those units are not subject to additional vesting conditions since he became retirement eligible in November 2023 and thus are considered presently exercisable. For Mr. Boston, this table excludes 78,454 shares underlying RSUs that were granted September 8, 2023 and for which vesting conditions are not subject to retirement eligibility. For Mr. Boston, this table also excludes 224,191 shares underlying the target number of PSUs that were granted March 10, 2023 and March 8, 2024 because these units remain subject to performance-based vesting conditions for more than 60 days after March 12, 2025.
(1)The shares of Series C Preferred Stock are nonvoting except in very limited circumstances affecting the rights of the holders of such shares and are not convertible into common stock except in connection with certain change in control events.
(2)Each percentage is based on 96,202,122 shares of common stock issued and outstanding.
(3)Each percentage is based upon 4,460,000 shares of Series C Preferred Stock issued and outstanding.
(4)Amount includes 3,000 shares held in Mr. Boston’s sons’ accounts over which Mr. Boston shares voting and investment power.
(5)Ms. Chandoha was appointed to the Board on June 1, 2024 and did not own any shares of common or preferred stock as of March 12, 2025.
(6)Amount includes 9,517 restricted shares of common stock over which the individual does not have investment power until such shares vest on May 17, 2025.
(7)Amount includes 4,780 shares of common stock held in Ms. Popenoe’s spouse’s IRA account over which Ms. Popenoe shares voting and investment power.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	25

OWNERSHIP OF DYNEX STOCK (Continued)

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information regarding the beneficial ownership of shares of common stock by persons or entities known by the Company to be beneficial owners of more than 5% of our voting securities as of March 12, 2025.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class(2)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	8,352,436 shares	8.7%
(1)Based solely on information as of December 31, 2024 contained in Amendment No. 6 to Schedule 13G filed with the SEC on February 5, 2025 by BlackRock, Inc., including notice that it has sole investment power as to 8,352,436 shares of common stock and sole voting power as to 8,203,980 shares of common stock. These shares may be owned by one or more of the following entities controlled by BlackRock, Inc.: Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock Fund Advisors (which beneficially owns 5% or more of the outstanding shares of the Company’s common stock), SpiderRock Advisors, LLC, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, and BlackRock Fund Managers Ltd.
(2)Percentage is based on 96,202,122 shares of common stock issued and outstanding.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the outstanding shares of common stock to file with the SEC reports of ownership and changes in ownership of common stock on Forms 3, 4 and 5 with the SEC and the NYSE. Based solely on a review of the copies of such reports filed with the SEC and written representations from our directors and executive officers that no other reports were required, we believe that our directors and executive officers complied with all such reporting requirements during 2024, except for Mr. Childress, Chief Accounting Officer, who filed a Form 5 on February 12, 2025 to report a delinquent Form 4 filing with respect to one transaction occurring on March 8, 2024.

26	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis provides an overview of the Company’s executive compensation program, including a description of the Company’s compensation philosophy and objectives and a discussion of the material elements of compensation for the Company’s named executive officers for 2024. The Company had three executive officers for 2024, who are referred to in this Proxy Statement as our “named executive officers” (or "NEOs") and are listed below with their current titles:

Byron L. Boston, Co-Chief Executive Officer and Chairman of the Board(1)
Smriti L. Popenoe, Co-Chief Executive Officer, President, and Director(2)
Robert S. Colligan, Chief Financial Officer and Chief Operating Officer, and Secretary(3)
(1)In July 2024, Mr. Boston's Chief Executive Officer role was changed to Co-Chief Executive Officer, which he shares with Ms. Popenoe.
(2)In July 2024, Ms. Popenoe was promoted from President and Chief Investment Officer to Co-Chief Executive Officer, President, and Chief Investment Officer. Ms. Popenoe ceased serving as Chief Investment Officer in January 2025, when the Company appointed T.J. Connelly to serve in that role.
(3)In July 2024, Mr. Colligan was promoted from Executive Vice President, Chief Financial Officer and Secretary to Chief Financial Officer, Chief Operating Officer, and Secretary.

EXECUTIVE SUMMARY
Our pay-for-performance philosophy and key principles of our executive compensation program aligned with our performance objectives for the 2024 fiscal year. As discussed further below, along with a competitive base salary, the Company provides annual incentives through an annual cash incentive plan (the “Cash Incentive Plan”) and long-term equity incentive compensation ("EIC") issued under the 2020 Plan, which are structured to incentivize the Company’s executive officers to achieve corporate and individual objectives and align their interests with those of our shareholders, in the near term and over the longer term, respectively.
For the annual performance period ended December 31, 2024, Messrs. Boston and Colligan and Ms. Popenoe earned a combined $7.2 million in incentive compensation under the Cash Incentive Plan compared to a combined $5.2 million earned for the annual performance period ended December 31, 2023. The $7.2 million cash incentive compensation earned for the annual performance period ended December 31, 2024, amounted to an achievement of 78% of the $9.2 million maximum incentive compensation available to our executive officers under the Cash Incentive Plan for 2024.
Consistent with the Compensation Committee’s goal of having a clear framework that provides for variable compensation that aligns the Company’s incentive compensation with Company performance and shareholder value, these incentive compensation awards were determined by the Compensation Committee based on an evaluation of corporate and individual performance for the annual performance period ended December 31, 2024 compared to specific quantitative and qualitative objectives established by the Compensation Committee pursuant to the Cash Incentive Plan. The above target achievement of the annual incentive compensation under the Cash Incentive Plan for our NEOs was a result of the performance of the Company during 2024 relative to financial targets as well as achievement of strategic objectives.
Long-term EIC awarded to the executive officers under the 2020 Plan in 2024 consisted of RSUs that vest annually over three years from the grant date and PSUs that are earned based on the Company’s total economic return over the three-year period ending December 31, 2026. The grant date fair value of the RSUs granted in 2024 was $2.7 million in the aggregate, and the grant date fair value of the PSUs granted in 2024 was $4.0 million in the aggregate.
COMPENSATION COMMITTEE
The Compensation Committee is responsible for the development, oversight and implementation of our compensation program for our executive officers. The Compensation Committee consists entirely of non-employee, independent members of our Board and operates under a written charter approved by the Board.
Information on the Compensation Committee’s processes and procedures for the consideration and determination of executive and director compensation is included under the captions “Corporate Governance — Board Committees — Compensation Committee” and “— Directors’ Compensation.”

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	27

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

COMPENSATION OBJECTIVES AND PHILOSOPHY
Our executive compensation program is designed to attract, motivate and retain highly skilled employees who will manage the Company in a manner to:
•    preserve our capital;
•    generate positive economic return to our shareholders in the form of dividends, book value stability and potential growth;
•    advance the interests of our shareholders; and
•    maintain a culture of integrity and ensure that our compensation practices do not promote or motivate excessive risk taking by our employees.
We incorporate a pay-for-performance philosophy in our compensation programs by linking incentive compensation to our operating performance and the attainment of financial, operational, and strategic objectives. We also actively promote the ownership of Company stock by our executive officers, including formal stock ownership guidelines and maintaining a compensation program focused on time-based, and performance-based, vesting equity awards.
The Compensation Committee understands that the specialized nature and complexities of the Company’s business, and in particular its investment, financing, capital and risk management activities and REIT structure, require individuals with unique experience and skills. The Compensation Committee also understands the potential volatility in the Company’s performance given its use of leverage in its business model and the Company’s exposure to macroeconomic conditions, interest rates, monetary policy (globally but especially in the U.S.), regulatory policy, fiscal policy, and global geopolitics. The Company is also exposed to general market conditions for our investments which may impact their value and performance. Many factors affecting Company performance are beyond our control, and the Compensation Committee has established a compensation program and performance criteria that accounts for the potential volatility of the Company’s results on a year-to-year basis.
Executive Compensation Practices. We believe the Company's executive compensation and governance practices drive performance and serve our shareholders’ long-term interests.
Our pay practices include:
☑Performance-Based Pay—Our compensation program is structured to align the interests of our executive officers with the interests of our shareholders and, as a result, the majority of total compensation is tied to Company performance including absolute and relative economic return over both short- and long-term time horizons, except in the case of separation benefits.
☑Meaningful Stock Ownership Requirements—All of our executive officers are subject to meaningful stock ownership requirements that require the retention of a dollar value of the Company’s stock based on a multiple of base salary.
☑Annual Risk Assessment—Our Compensation Committee conducts an annual risk assessment of our compensation programs.
☑Independent Compensation Consultant—Our Compensation Committee periodically engages with an independent compensation consultant.
Our pay practices do not include:
xTax Gross-Ups—We provide no tax gross-ups.
xPledging of Owned Shares—We prohibit our employees and directors from pledging their owned shares.
xDerivatives Trading and Hedging—We prohibit our employees and directors from engaging in any derivatives trading or hedging transactions associated with their holdings of Company stock.
Program Design. Our compensation program is designed to provide levels of compensation that are competitive and also reflective of both the Company’s and the individual’s performance in achieving our goals and objectives. The Compensation Committee seeks to establish competitive compensation practices that provide a mix of short-term and long-term incentive compensation that strikes a balance between recognition of recent performance and aligning the interests of management on a longer-term basis with that of the Company’s shareholders. Further, it is the intent of the Compensation Committee, and executive management, that this compensation philosophy be applied throughout the organization and that the types of compensation and benefits described herein provided to the executive officers generally be provided to substantially all employees of the Company, with the exception of RSUs and PSUs (generally time-based restricted stock awards

28	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

vesting over three years are awarded to non-executives). The Compensation Committee also believes that it is important to pay a meaningful amount of incentive compensation in equity in order to align executive compensation with shareholder performance, as reflected in the 2024 grants under the 2020 Plan.
Pay-for-Performance. The primary elements of our compensation program are base salary, annual performance-based cash incentive compensation, long-term time-based and performance-based equity compensation, and to a lesser extent, other benefits. These components of executive compensation are used together to strike an appropriate balance between cash and stock-based compensation, between short-term and long-term incentives and between guaranteed and variable compensation.
As part of our pay-for-performance compensation philosophy, we expect a meaningful portion of an executive officer’s total compensation to be variable, tied to our annual and long-term performance and the creation and protection of shareholder value, and subject to ongoing employment at the Company. We believe that incentive compensation should be dependent upon corporate and individual performance for the applicable performance period, including the achievement of identified goals as they pertain to our financial performance and operations for which the executive officer is personally responsible and accountable.
In addition, by historically paying a significant portion of incentive compensation in equity, the Company ensures a focus on longer-term performance objectives by aligning a portion of executive compensation to the Company’s long-term performance, as reflected in dividends paid, changes to stock price, and changes in book value per common share.
Shareholder Alignment. An important consideration for the Compensation Committee is the alignment of management compensation with shareholder interests. This includes the pay-for-performance concepts discussed above such as total economic return. This concept is also incorporated in the pay structure for our executives, including a substantial portion of targeted compensation (defined as base salary, target annual cash incentive opportunity and long-term equity grants) to be paid in Company stock.
As indicated in the charts below, for 2024, approximately 87% of Mr. Boston's targeted compensation, approximately 86% of Ms. Popenoe's targeted compensation, and approximately 84% of Mr. Colligan's targeted compensation are directly linked to performance objectives, after compensation adjustments resulting from position changes in 2024. The Compensation Committee believes that having a significant portion of compensation tied directly to the value of the Company’s equity and return on equity are critical to ensuring the appropriate alignment with the interests of the Company’s shareholders.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	29

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

COMPANY PERFORMANCE HIGHLIGHTS

	2024	2023	2022
Net income (loss) to common shareholders (GAAP)	$106.2 million	($13.8 million)	$135.5 million
Comprehensive income (loss) to common shareholders (GAAP)	$92.2 million	$9.0 million	$(52.6) million
Net income (loss) to common shareholders per common share (GAAP)	$1.50	($0.25)	$3.19
Dividends declared per common share	$1.60	$1.56	$1.56
Total economic return to common shareholders(1)	7.4%	1.0%	(9.4)%
Return on equity – GAAP(2)	11.3%	(1.7)%	17.7%
Total common shareholder return(3)	13.7%	12.0%	(15.4)%
Book value per common share, period end	$12.70	$13.31	$14.73

(1)Calculated as the sum of (i) dividends declared on common stock and (ii) change in book value per common share for the period, divided by (iii) beginning book value per common share.
(2)Calculated as (i) net income per common share divided by (ii) beginning book value per common share.
(3)Source: Bloomberg. Assumes dividends are reinvested.

HOW EXECUTIVE PAY LEVELS ARE DETERMINED
The Compensation Committee annually reviews our executive compensation program and its elements. All decisions by the Compensation Committee relating to the compensation of our executive officers are reported to the full Board and, in the case of the Co-Chief Executive Officers' compensation, are approved by the independent directors. The Compensation Committee periodically solicits input from FPC and management for information related to peer company compensation and performance. The Compensation Committee also reviews management’s calculations of the achievement of quantitative performance metrics and management’s observations with respect to the achievement of qualitative performance goals.
In determining the compensation of our executive officers, the Compensation Committee evaluates total overall compensation (for our executive officers as well as our entire employee base), as well as the mix of salary and incentive compensation, using a number of factors including the following:
•    historical cash and equity compensation levels;
•    the financial performance of the Company primarily as measured by changes in book value per common share and total economic return (defined as dividends per share and the change in book value per common share divided by beginning book value per common share);

•    the operating performance of the Company;
•    the performance of the executive officers, as determined by the Compensation Committee; and
•    comparative industry and market data.
With respect to comparative industry data, with assistance from management, and in some years FPC, the Compensation Committee periodically reviews executive salaries, compensation structures and the financial performance of comparable companies in a designated peer group recommended by FPC. The peer group used for comparison purposes may change from year to year but focuses principally on internally managed public mortgage REITs that have a similar market capitalization and/or have a similar business to ours or that are similar to the Company in asset management and investment complexity.
During 2023, the Compensation Committee engaged FPC to examine market compensation practices among comparably sized companies and real estate financed-focused REITs to assist in updating the compensation program for the Company’s executive officers. The Compensation Committee, with input from FPC, developed a peer group that included real estate finance companies similar to us based on business strategy, asset class focus, and size and executives with similar skills and experience as our executives. The peer group consisted of Chimera Investment Corporation, Granite Point Mortgage Trust, Hannon Armstrong, MFA Financial Inc, New York Mortgage Trust, Pennymac Mortgage Investment

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EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Trust, Redwood Trust, and Two Harbors Investment Corporation. The peer mortgage REITs consisted of both commercial and residential mortgage REITs. Externally-managed mortgage REITs are excluded from our peer group due to the limited publicly available comparative compensation data for their executives.
The peer group data is intended to provide the Compensation Committee with insight into market pay levels, market trends, governance practices, and industry performance. The compensation analysis for each peer group combined to provide an overview of typical compensation components (e.g., base salaries, annual bonuses and long-term equity incentives), as well as the range of compensation levels by position.
The Compensation Committee continues to use the peer group for evaluating market compensation practices, updated, as necessary, to exclude companies that were acquired. The Compensation Committee uses peer group data for informational purposes and to assess the competitiveness of each NEO’s overall compensation, which is one aspect of the Compensation Committee’s decision-making process.
2024 SAY ON PAY VOTE
The Compensation Committee values the input of our shareholders regarding the design and effectiveness of our executive compensation program. At the 2024 Annual Meeting of Shareholders, the Company asked its shareholders to vote to approve, on an advisory basis, the Company’s executive compensation. Although the advisory shareholder vote on executive compensation was non-binding, the Compensation Committee has considered, and will continue to consider, the outcome of this vote when making compensation decisions for our Chief Executive Officer and other executive officers. Approximately 79% of the shareholders who voted on the “say-on-pay” proposal at the 2024 Annual Meeting of Shareholders approved the compensation of our NEOs, which was viewed as support from shareholders of the existing design of our executive compensation programs. Nonetheless, because market practice and our business needs continue to evolve, the Compensation Committee continually evaluates our compensation program and in 2024 members of management and the lead director spoke to many institutional investors before and after the Company's annual meeting to directly seek their feedback on the Company's compensation practices. The Company's outreach focused primarily on the top 25 investors that held a high percentage ownership of the Company. The feedback was supportive of management as reflected by a high percentage of votes in favor.
COMPENSATION DECISIONS MADE IN 2024
The elements of our compensation program for 2024 included base salary, annual incentive compensation paid in cash and RSUs and PSUs granted under our 2020 Plan.
Each of the principal components of executive compensation is designed to reward and provide incentives to the executive officers consistent with our overall policies and principles on executive compensation. These components and the rationale and methodology for each are described below. Specific information on the amounts and types of compensation earned by each of the NEOs during 2024 can be found in the Summary Compensation Table and other tables and narrative disclosures following this discussion.
Base Salary. Our base salary philosophy is to provide reasonable current income to our executive officers in amounts that will attract and retain individuals with a broad, proven track record of performance. The Compensation Committee establishes the annual salary for executive officers other than our Co-Chief Executive Officers, and recommends our Co-Chief Executive Officers' base salary to the independent directors for approval. In determining salaries, the Compensation Committee balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control of salary and benefits expense, particularly relative to our size and market capitalization.
Ms. Popenoe was promoted in July 2024 to Co-Chief Executive Officer in addition to her roles as President and Chief Investment Officer. Her base salary was changed to match Mr. Boston's base salary of $900,000. Mr. Colligan was promoted in July 2024 to Chief Operating Officer in addition to his roles as Chief Financial Officer and Secretary, and his base salary was increased to $560,000. These adjustments were made to Ms. Popenoe's and Mr. Colligan's salaries based on the peer group analysis reviewed by the Compensation Committee. Mr. Boston's base salary is set at an annualized rate of $900,000 and did not change during 2024.

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EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

The following table presents the actual base salary earned for each of our NEOs for 2024 and 2023 and the annual salary in effect as of January 1, 2025 for each of our NEOs:

Base Salary
Name	2025	2024	2023
Byron L. Boston	$900,000	$900,000	$850,000
Smriti L. Popenoe	$900,000	$844,295	$750,000
Robert S. Colligan	$560,000	$526,577	$500,000
Annual Cash Incentive Compensation. The Cash Incentive Plan begins each January 1 and is an annual bonus plan, paid solely in cash, with a target incentive opportunity for the executive officers set forth in the table below. The plan uses a mix of quantitative and qualitative objectives with a combination of fixed and variable weightings for the metrics selected. The Compensation Committee views the Cash Incentive Plan as a clearly established cash incentive compensation framework for executive officers that is appropriately aligned with the interests of shareholders. The Compensation Committee believes that the Cash Incentive Plan’s inclusion of performance metrics that incent management to create shareholder value, including absolute and relative book value per common share, capital growth, expense management and other qualitative and strategic metrics are important to the Company’s incentive compensation objectives. Incentive compensation under the Cash Incentive Plan is designed to be performance based and is not guaranteed to be paid in any year.
Individuals serving as executive officers each year are eligible to participate in the Cash Incentive Plan. For 2024, the participants were Messrs. Boston and Colligan and Ms. Popenoe.
When Ms. Popenoe was promoted in July 2024 to Co-Chief Executive Officer in addition to her roles as President and Chief Investment Officer, her target and maximum annual cash incentive award opportunity was increased to match Mr. Boston's at 200% and 400% of base salary, respectively. When Mr. Colligan was promoted in July 2024 to serve as Chief Operating Officer in addition to his roles as Chief Financial Officer and Secretary, his target and maximum annual cash incentive award opportunity was increased to 175% and 350% of base salary, respectively.

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The table below summarizes the target and maximum incentive opportunities granted to our executive officers under the Cash Incentive Plan for 2024 as percentages of base salary as of December 31, 2024:

		Incentive Opportunity as a % of Base Salary
	2024 Base Salary as of Year End 2024	Minimum	Target	Maximum
Mr. Boston	$900,000	0%	200%	400%
Ms. Popenoe	900,000	0%	200%	400%
Mr. Colligan	560,000	0%	175%	350%

Bonuses under the Cash Incentive Plan are based on the achievement of the following performance goals, weighted as follows:

Metric	Weighting (of incentive opportunity)
Absolute Book Value Performance	0-27.5%
Relative Book value per common share	0-27.5%
Capital Raising	0-10%
Expense Management	0-5%
Corporate/individual objectives	0-30%

At the beginning of each year, the Compensation Committee establishes the weightings and the minimum, target and maximum performance targets for the Cash Incentive Plan goals, including the corporate and individual objectives and related weightings for each participant for the annual performance period. The corporate/individual objectives may be different for each participant.
To determine each participant’s cash incentive bonus earned, after the end of each annual performance period, the Compensation Committee determines the level of performance achieved with respect to each of the performance goals. Performance with respect to the corporate/individual objectives is determined by the Compensation Committee in its good faith discretion in accordance with the criteria previously established. Each participant’s bonus amount under the Cash Incentive Plan will be equal to the performance level achieved for the relevant performance goal, multiplied by the relevant weighting for such goal, multiplied by the participant’s target incentive opportunity percentage, multiplied by the participant’s applicable base salary amount.
The following table shows the performance metrics and objectives for the Cash Incentive Plan for 2024 which were aligned with corporate goals and plans for the year. The table provides the weightings and targets for each objective, and the achievement against each objective on a gross and weighted average basis. The Compensation Committee approved the same individual objectives for each participant in the Cash Incentive Plan. The Compensation Committee reviewed the corporate and individual performance of Messrs. Boston and Colligan, and Ms. Popenoe, and bonus payouts were determined under the Cash Incentive Plan based on their achievement of the performance goals.

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Annual Cash Incentive Plan for 2024
		Performance Target
Performance Metric/Objective	Weighting	Minimum	Target	Maximum	Value Achieved	Percentage of Target Achieved	Weighted Average Percentage Achieved
Change in absolute book value per common share	27.5%	(10.0)%	—%	10.0%	(4.6)%	54.2%	14.9%
Relative book value per common share	27.5%	30%	55%	80%	83%	200.0%	55.0%
Corporate/Individual Objectives:
Capital raising	10.0%	$50 million	$100 million	$150 million	$332 million	200.0%	20.0%
Expense Management (1)	5.0%	4.35%	3.75%	3.15%	3.51%	140.3%	7.0%
Strategic objectives(2)	30.0%	—%	100.0%	200.0%	N/A	200.0%	60.0%
TOTALS	100.0%						156.9%
(1)Expense management is calculated as a percentage of quarterly average equity.
(2)With respect to the 2024 strategic objectives under the Cash Incentive Plan, the Compensation Committee evaluated performance on a scale of 0% (minimum) to 200% (maximum) based on performance criteria determined by the Compensation Committee at the beginning of 2025.

The strategic objectives for the executives for 2024 are summarized as follows:
•Risk Management Strategy — Manage, monitor, and mitigate business and operating risks. Evaluate and prepare for multiple scenarios and build a strategic approach to address risk.
•Regulatory Strategy — Remain engaged at the forefront of developing regulation and its impact on the Company.
•Debt/Equity Capital Strategy — Continue a disciplined, but also opportunistic approach to capital raising, foster existing and develop new capital markets relationships and clearly articulate the strategy to all stakeholders.
•Marketing/Communication Strategy —Continue to raise awareness and recognition of the Company and its strategy through investor outreach, thought leadership posts, active involvement in industry organizations, and focused media appearances with a goal of expanding and broadening the shareholder base.

•Operational Strategy — Ensure operations are streamlined, efficient, and properly sized and scaled to help the Company grow.
•Human Capital Strategy — Human capital is critical to the success of the Company. Devote time to professional development and training opportunities and revisit succession plans to ensure organizational resilience.
The Compensation Committee reviewed the individual performance of Messrs. Boston and Colligan and Ms. Popenoe with respect to their contributions to meeting these strategic objectives for 2024 and, in addition, the performance of their responsibilities during 2024. The Compensation Committee noted that the Company’s overall performance, as well as individual performance and individual contributions, for each executive relative to the strategic objectives was exceptional, particularly given the volatility in financial markets as well as political, regulatory, and environmental challenges faced by the industry in 2024.

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EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)
The table below summarizes the amounts earned under the Cash Incentive Plan:

Annual Cash Incentive Plan for 2024
Metric	Weighted Average Percentage of Target Achieved	Byron L. Boston	Smriti L. Popenoe	Robert S. Colligan
Base Salary as of December 31, 2024		$900,000	$900,000	$560,000
Target incentive bonus %		200%	200%	175%
Target incentive bonus		$1,800,000	$1,800,000	$980,000
Maximum incentive bonus %		400%	400%	350%
Maximum incentive bonus		$3,600,000	$3,600,000	$1,960,000
Annual Cash Bonus Earned	156.9%	$2,824,433	$2,824,433	$1,537,747

The actual amounts earned by Messrs. Boston and Colligan and Ms. Popenoe were paid in 2025 and are reported as “Non-Equity Incentive Plan Compensation” for 2024 in the Summary Compensation Table on page 42.
LONG-TERM EQUITY INCENTIVE COMPENSATION
Long-term EIC for 2024 issued under the 2020 Plan consists of grants of time-based RSUs and grants of performance-based PSUs with a three-year performance period. The Compensation Committee determined the following values for the
2024 awards under the 2020 Plan for each executive officer, allocating 60% to PSUs and 40% to RSUs:

	2024 Long-Term EIC Value(1)	Target # of PSUs(2)	# of RSUs(2)
Byron L. Boston	$3,100,000	152,459	101,640
Smriti L. Popenoe	2,200,000	108,197	72,131
Robert S. Colligan	1,250,000	61,476	40,984
(1)Long-term EIC values are based on target number of PSUs and each executive's base salary as of January 1, 2024.
(2)The number of units awarded was calculated using the average closing price of the common stock for the 20 trading days ending the day before the grant date.

Beginning with the EIC award granted in 2025, the minimum target amount for the annual long-term EIC award was increased to $3,100,000 from $2,200,000 for Ms. Popenoe and increased to 250% of annual base salary from $652,500 for Mr. Colligan. Mr. Boston's minimum target amount for the EIC award granted in 2025 remains at $3,100,000.
The RSUs are time-based awards that vest in equal installments over 3 years. Any RSUs that vest will be paid in shares of the Company’s common stock. Dividend equivalents will accrue on the RSUs and will be paid in cash to the executive officer only if and to the extent the RSUs vest.

If an executive officer retires after reaching 65 years of age and has been employed by the Company a minimum of 10 years, any unvested RSUs will automatically vest in full on the date of the executive officer's retirement, provided that the executive officer signs and does not revoke a release agreement.
The PSUs cliff vest at the end of a three-year performance period based on the achievement of absolute and relative total economic return (“TER”) as noted in the following table:

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Metric	Weighting
Absolute TER	50%
Relative TER compared to peer group	50%
Absolute TSR/Absolute TER	Vesting cap
The Compensation Committee established these metrics as the most critical performance metrics for the Company over the long-term and in accordance with the Company’s compensation philosophy regarding shareholder alignment as described above. The Compensation Committee selected a peer group consisting of AGNC Investment Corp., Annaly Mortgage Corporation, Inc., Armour Residential REIT, Inc., Invesco Mortgage Capital, Inc., Orchid Island Capital, Inc., and Two Harbors Investment Corp., mortgage REITs with business models similar to the Company’s current or anticipated business model, and excluded certain credit-risk oriented mortgage REITs. The peer group used to measure performance is different than the peer group used to establish compensation levels, since the companies listed directly above have very similar portfolios but range in size from much larger than Dynex to much smaller. In addition, several of the companies listed directly above are externally managed and do not have disclosed compensation for their executives, while still being a performance peer and invest in similar assets.
The Compensation Committee established threshold, target, and maximum performance levels for each performance metric, as well as a vesting cap limiting the vesting of the applicable portion of the PSUs to target level if the Company’s TER or its total shareholder return for the performance period is negative. For the absolute TER performance, the Committee considered multiple factors including the macroeconomic environment, the Company’s outlook with respect to its earnings profile, investment opportunities, the mortgage market, and expectation for U.S. and global monetary policy.

The Committee established an annualized TER target of 9% with a threshold of 4% annually and a maximum of 14% annually. These targets are consistent with the 2023 targets and 2024 business plans, however the performance in 2024 was higher than 2023. In establishing these targets, the compensation committee intends to provide meaningful targets and goals without incenting management to take excessive risk For the relative TER performance measure, the Committee, based on FPC’s 2023 recommendation, established threshold, target, and maximum peer rankings of the 30th percentile, 55th percentile and 80th percentile, respectively.
To determine the level of PSUs earned, after the end of the three-year performance period, the Compensation Committee will determine the level of performance achieved with respect to each of the performance metrics. Performance for each metric can range from 0-200% of the target number of PSUs, based on the achievement over the three-year performance period ending December 31, 2025 for the PSUs granted in 2023 and ending December 31, 2026 for the PSUs granted in 2024. Any PSUs earned based on the achievement with respect to such goals will vest on December 31, 2025 and December 31, 2026, respectively, and be paid in shares of the Company’s common stock by February 28, 2026 and March 15, 2027, respectively.
Dividend equivalents will accrue on the PSUs and will be paid in cash to the executive officer only if and to the extent the PSUs vest.
If an executive officer retires after reaching 65 years of age and has been employed by the Company a minimum of 10 years, any unvested PSUs will vest based on the level of performance achieved as measured from the grant date through the date of the executive officer's retirement, provided that the executive officer signs and does not revoke a release agreement.
Performance Period ending December 31, 2024. The PSUs granted in 2022 ended their performance period at December 31, 2024 and performance was based on absolute TER, relative TER and relative TSR metrics. None of the absolute TER shares vested, 100% of the relative TER shares vested and 200% of the relative TSR shares vested.

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EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

The tables below set forth the PSU performance metrics for the period January 1, 2024 – December 31, 2026:

Absolute TER (Weighting: 50%)
Performance Level	TER Performance (per common share)	TER Performance as a Percentage Increase	Absolute TER Vesting Percentage
Maximum	$5.59	42%	200%
Target	$3.59	27%	100%
Threshold	$1.60	12%	1%
Below Threshold	Below $1.60	—%	—%

Relative TER (Weighting: 50%)
Performance Level	Relative TER	Relative TER Vesting Percentage
Maximum	80th Percentile or above	200%
Target	55th Percentile	100%
Threshold	30th Percentile	50%
Below Threshold	Below 30th Percentile	—%

2020 Stock and Incentive Plan. Under the 2020 Plan, the Compensation Committee has the ability to award equity compensation in the form of stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), performance units and performance cash awards to key employees, non-employee directors, consultants and advisors in its discretion. The Board believes a competitive equity incentive program is essential to offering compensation that aligns participants’ interests with those of our shareholders.
The goal of the Compensation Committee in granting equity incentives is to link an executive’s compensation opportunities with creating and protecting shareholder value. The Company uses performance stock units (with performance-based vesting provisions) and restricted stock units (with time-based vesting provisions) in its executive compensation program. The Compensation Committee views equity incentive awards as a strong alignment of interests by making employees direct (or in the case of units, indirect) owners of the Company while providing performance incentive for employees as well as incentives to remain with the Company as their awards vest.
The Compensation Committee uses multi-year vesting of equity incentive awards. Multi-year vesting focuses executive officers on consistent long-term growth in shareholder value and requires executive officers to remain employed with us for extended periods to receive the full benefit of the awards unless they are eligible for retirement as defined within the terms of each award agreement. Most of the Company’s equity incentive awards have three-year vesting periods.
Timing of Equity Awards. We are aware that the release of our quarterly financial results may have an impact on the market price of our common stock, and therefore the value of the equity awards to our executive officers, as well as stock grants awarded to directors, depending on whether the information is favorable or unfavorable. Our historical practice with respect to the timing of equity awards has been to approve such grants once each year in the first quarter of the year following the year to which the award pertains. We anticipate that future grants generally will be awarded in the first quarter after the Company has released its fourth quarter results for the prior year. The Company currently does not grant new awards of stock options, stock appreciation rights, or similar option-like equity incentives and does

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EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)
not have any such awards outstanding for any of its employees.
Non-employee directors receive annual grants of restricted stock on the first Friday following the annual meeting of shareholders, generally in May or June of each year, which shares generally vest at the end of one year.
In the case of grants to our non-employee directors, we believe that the annual meeting of shareholders is an appropriate time during the year to make equity grants and that a consistent application of our equity granting practices from year to year regardless of the content of the first quarter earnings release is also appropriate. The equity awards granted by the Compensation Committee are designed to incent creation of long-term shareholder value and contain delayed vesting provisions that prevent recipients from taking advantage of short-term fluctuations in the market price of our common stock.
We have not planned in the past, nor do we plan in the future, to time the release of material non-public information for the purpose of affecting the value of executive or director compensation.
Clawback Policies. In 2023, the Company adopted a clawback policy as required by Exchange Act Rule 10D-1 and the related New York Stock Exchange Listed Company Manual listing standards adopted pursuant to Rule 10D-1. The clawback policy requires clawback of erroneously awarded incentive compensation paid to current and former executive officers in the event of a restatement of the Company’s financial statements (without regard to the fault of the executive). Restatements that trigger such recoupment are restatements due to material noncompliance with any financial reporting requirement applicable to the Company under the federal securities laws, including restatements to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Except in very limited circumstances, in the event of such a restatement, the clawback policy requires the recoupment of incentive compensation paid to the executive officer in excess of the amount that would have been paid if the amount of such incentive compensation had been based on the restated financial statements.
The Company also adopted a discretionary clawback policy in 2023, which permits the
Compensation Committee to recoup cash and equity-based incentive compensation (and any proceeds or earnings received in respect of such compensation) in the event that the covered person has been convicted of, or entered into a plea of guilty or nolo contendere with respect to, any felony. Bonus amounts paid, in cash or stock, under the Cash Incentive Plan and equity awards granted under the 2020 Plan are subject to clawback in the event repayment is required by the Company’s clawback policy described above or by law or regulation or stock exchange requirement applicable to the Company.
Retirement Plans. We provide additional compensation to our executive officers through various plans which are also available to some or all of our other employees. The Compensation Committee oversees these plans and the Compensation Committee considers these plans when reviewing an executive’s total annual compensation and determining incentive awards described above.
We have a 401(k) Savings Plan for all of our employees. The 401(k) Savings Plan allows eligible employees to defer up to 100% of their eligible compensation, and we have made discretionary matching contributions on a dollar-for-dollar basis up to 6% of an employee’s eligible compensation. Eligible employee deferrals and matching contributions under the 401(k) Savings Plan are subject to limitations imposed by the Internal Revenue Code.
Other Benefits. The Company provides our executive officers with other personal benefits on a limited basis with overall compensation program objectives to attract and retain high quality executives. The Compensation Committee has reviewed the levels of other personal benefits provided to our executive officers and the Compensation Committee believes them to be appropriate.
Details of other benefits provided to the executive officers are set forth in footnotes to the Summary Compensation Table.
Employment Agreements. The Company entered into new employment agreements with Messrs. Boston and Colligan and Ms. Popenoe in 2024, effective July 19, 2024.
Mr. Boston's and Ms. Popenoe's employment agreements provide for an initial term ending October 27, 2026 (consistent with their prior employment agreements), and Mr. Colligan's employment agreement provides for an initial term ending December 31, 2027. Under each employment agreement, the initial term will be extended automatically for an additional year at the end of the initial term and each year thereafter,

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unless either the Company or the executive gives written notice of non-renewal at least 90 days prior to the renewal date. Upon a Change in Control (as defined in the employment agreements), the term of each employment agreement will be extended automatically for a period of 2 years, unless the Change in Control occurs during the initial term and there are more than 2 years remaining in the initial term.
The employment agreements provide specified salary levels, target minimum and maximum annual cash incentive amounts, and long-term EIC amounts, as described above in “Compensation Decisions Made in 2024.” Each executive is entitled to participate in the employee and executive benefit plans and programs offered by the Company in which other senior executives of the Company are eligible to participate.
Under the employment agreements, each executive's employment may be terminated by the Company with or without “Cause” (as defined in the employment agreements). If the executive resigns for “Good Reason” (as defined in the employment agreements) or the executive’s employment is terminated by the Company without Cause, not in connection with a Change in Control, the executive is entitled to receive severance benefits as described in the footnotes to the Potential Payments upon Termination or Change in Control table, which include a lump sum severance payment, continued medical, dental, life and disability insurance coverage (or payment in lieu) for a period of time, a prorated annual cash incentive award for the year of termination based on performance at the greater of target or actual performance in the case of financial goals and at maximum in the case of non-financial and individual goals (or, for Mr. Colligan, based on actual performance at the end of the applicable performance period) (a “Prorated Annual Cash Incentive Award”); and full vesting of any unvested equity awards, with performance for any performance-based equity awards determined based on the terms of the applicable grant agreement.
The employment agreements contain a “double trigger” provision for severance in a Change in Control context. Under this “double trigger” provision, if the executive resigns for Good Reason or the executive’s employment is terminated by the Company without Cause on or within 2 years after a Change in Control (and, for Mr. Boston and Ms. Popenoe, within 6 months prior to a Change in Control), the executive will be entitled to receive severance benefits as described in the footnotes to the Potential Payments upon Termination or Change in Control table, which include a lump sum severance payment, continued medical, dental, life and disability insurance coverage (or payment in lieu) for a period of time, a Prorated Annual Cash Incentive Award for the year of termination, and full vesting of any unvested equity awards, with performance for any performance-based equity awards determined based on the terms of the applicable grant agreement.
If the executive’s employment terminates due to death, the employment agreements with Mr. Boston and Ms. Popenoe provide for a lump sum payment to the executive’s estate as described in the footnotes to the Potential Payments upon Termination or Change in Control table. In addition, each of Mr. Boston's, Ms. Popenoe's, and Mr. Colligan's employment agreements provide that the executive’s estate will be entitled to benefits as described in the footnotes to the Potential Payments upon Termination or Change in Control table including a Prorated Annual Cash Incentive Award for the year of death and full vesting of the executive’s unvested equity awards. If the executive’s employment terminates due to disability, the executive will be entitled to receive (a) an annual cash incentive award for the year of termination and (b) full vesting of any unvested equity awards, with performance for any performance-based equity awards determined based on the terms of the applicable grant agreement.
Mr. Boston and Ms. Popenoe's employment agreements provide that if the Company determines not to renew the agreement at the end of any term and terminates the executive’s employment for any reason other than for Cause at the end of the term or if the executive resigns for Good Reason on account of such non-renewal of the agreement, the executive will be entitled to receive the same severance payments described above for termination by the Company without Cause or resignation for Good Reason, including the enhanced severance payable in connection with a Change in Control depending on when the non-renewal or termination occurs.
Payment of all of the severance payments discussed above (other than in the event of death) is contingent on the executive signing a release in favor of the Company and its affiliates and continuing to comply with the executive’s restrictive covenant obligations described below.
The employment agreements provide for Change in Control severance benefits on a “best net” approach, under which the Change in Control severance benefits will be reduced to avoid the golden parachute excise tax under Section 280G of the Internal Revenue Code only if such a reduction would cause the executive to receive

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EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)
more after-tax compensation than without a reduction.
The employment agreements provide for a clawback of any incentive compensation by the Company, including both equity and cash compensation, to the extent required by federal or state law or regulation or stock exchange requirement. Under the employment agreements, the executives are subject to certain restrictive covenants in favor of the Company, including (i) a confidentiality covenant that applies (x) for Mr. Boston and Ms. Popenoe, during and following the executive’s employment for 5 years (or longer if the confidential information is a trade secret or is required in an employment agreement) and (y) for Mr. Colligan, indefinitely, (ii) a non-solicitation covenant that applies during and for 12 months following the executive’s employment, and (iii) (x) for Mr. Boston and Ms. Popenoe, a non-competition covenant that applies during the executive’s employment and for 90 days following the executive’s employment if the executive does not receive severance benefits or for 6 months following the executive’s employment if he or she receives severance benefits, and (y) for Mr. Colligan, a non-competition covenant that applies during his employment and for one year following his employment. In the event that Mr. Boston or Ms. Popenoe receive the enhanced severance payable in connection with a Change of Control, the non-competition covenant will continue to apply for 24 months following the executive's employment.
See further discussion under “Potential Payments upon Termination or Change in Control” below.
LIMITATIONS ON DEDUCTIBILITY OF COMPENSATION
In making compensation decisions, the Compensation Committee considers Section 162(m) of the Internal Revenue Code (“Section 162(m)”), which limits the federal income tax deductibility of certain compensation in excess of $1 million paid to certain executive officers, as one factor in the context of the Company’s overall compensation philosophy. The Compensation Committee currently believes, however, that it is generally in the Company’s and its shareholders’ best interests for the Compensation Committee to retain flexibility to develop appropriate compensation programs and establish appropriate compensation levels. As a result, the Compensation Committee awards compensation that is not fully deductible under Section 162(m) when it believes it is in the best interest of the Company and its shareholders to do so, as it has done in recent years with respect to the NEOs’ compensation.
MINIMUM STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS
The Company’s executive compensation program is designed to provide opportunities for executive officers to build ownership in the Company and to align performance with shareholder interests. Accordingly, we have established minimum stock ownership guidelines for our executive officers that require each executive officer to maintain a minimum ownership of our common stock based on a multiple of the executive officer’s base salary as of the most recent December 31, as follows:

Multiple of Base Salary
Chief/Co-Chief Executive Officer	5x
President	4x
Other Executive Officers	3x
Shares that count toward the minimum ownership level are shares owned individually or by the executive officer’s immediate family residing in the same household, shares held in trust for the benefit of the executive officer and his or her family, unvested shares of restricted stock and unvested RSUs (but not unvested PSUs). Executive officers who receive an increase in base salary have one year from the date of such base salary increase to acquire any additional shares needed to achieve the required ownership level. In addition, executive officers who are subsequently promoted or for whom the required ownership level is increased have three years from the date of promotion or increase in required ownership level to acquire any additional shares needed to achieve the new required ownership level. Until the minimum ownership level is met, the executive officer must retain 100% of the after-tax shares from the vesting of any equity award granted to him or her as compensation. The Compensation Committee annually reviews each executive officer’s compliance with the minimum stock ownership guidelines and may grant exceptions to these guidelines in special circumstances on a case-by-case basis. As of December 31, 2024, all of our executive officers either satisfied the applicable minimum stock ownership levels or were covered by a grace period due to recent appointment, promotion or hiring.

40	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)
LIMITATIONS ON CERTAIN SHORT-TERM OR SPECULATIVE TRANSACTIONS IN THE COMPANY’S SECURITIES
The Board has approved a Statement of Policy Regarding Trading in Company Securities reasonably designed to promote compliance with insider trading laws, rules and regulations (the “Insider Trading Policy”). The Insider Trading Policy applies to all directors, officers and employees of the Company and helps ensure that the Company’s personnel bear the full risks and benefits of stock ownership. The Insider Trading Policy prohibits directors and executive officers, among others, from engaging in short-term or speculative transactions in the Company’s securities, such as short sales, trading in publicly traded derivative securities, and hedging transactions. The Insider Trading Policy also prohibits directors and executive officers, among others, from holding the Company’s securities in margin accounts and from pledging the Company’s securities. Our Insider Trading Policy is filed with the SEC as an exhibit to our Annual Report on Form 10-K.
COMPENSATION COMMITTEE REPORT
The following Compensation Committee Report shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act (together with the Securities Act, the “Acts”), except to the extent the Company specifically incorporates this Compensation Committee Report therein and shall not otherwise be deemed filed under such Acts.
The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this Proxy Statement and discussed it with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Julia L. Coronado, Ph.D., Chairperson
Alexander I. Crawford
Andrew I. Gray

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	41

EXECUTIVE COMPENSATION (CONTINUED)
COMPENSATION OF EXECUTIVE OFFICERS
In the tables and discussion below, we summarize the compensation earned during 2024, 2023, and 2022 by Messrs. Boston and Colligan and Ms. Popenoe. The Company had no other executive officers during these years.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Byron L. Boston	2024	900,000	3,176,238	2,824,433	298,917	7,199,588
Co-Chief Executive Officer and Chairman of the Board	2023	850,000	2,931,062	2,269,800	126,377	6,177,239
	2022	800,000	1,480,618	1,824,444	125,621	4,230,683
Smriti L. Popenoe (4)	2024	844,295	2,254,100	2,824,433	233,026	6,155,854
Co-Chief Executive Officer, President, Chief Investment Officer, and Director	2023	750,000	2,595,663	2,017,600	142,863	5,506,126
	2022	700,000	1,133,592	1,396,840	73,292	3,303,724
Robert S. Colligan (5)	2024	526,577	1,280,750	1,537,747	34,174	3,379,248
Chief Financial Officer, Chief Operating Officer and Secretary	2023	500,000	670,811	945,750	21,800	2,138,361
	2022	229,167	—	427,604	333	657,104
(1)The amounts in this column reflect the aggregate grant date fair value of RSU and PSU awards granted to Messrs. Boston and Colligan and Ms. Popenoe under the 2020 Plan, calculated in accordance with ASC Topic 718. The amounts shown for the PSUs are based on the probable outcome of such awards on the date of grant, which was achievement at target level. For 2024, the grant date fair values of the PSUs assuming maximum performance (200% of target) would be achieved are as follows: Mr. Boston - $3,811,475; Ms. Popenoe - $2,704,925; and Mr. Colligan - $1,536,900. For 2023, the grant date fair values of the PSUs assuming maximum performance (200% of target) would be achieved are as follows: Mr. Boston - $1,717,264; Ms. Popenoe - $1,314,785; and Mr. Colligan - $804,983. For 2022, the grant date fair values of the PSUs assuming maximum performance (200% of target) would be achieved are as follows: Mr. Boston - $2,006,083 and Ms. Popenoe - $1,535,891. For a discussion of the assumptions made in the valuation of the awards in this column, see Note 1 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for 2024.
(2)Non-equity incentive plan amounts earned for Messrs. Boston and Colligan and Ms. Popenoe represent the cash bonus earned under the Cash Incentive Plan for performance in respective years. For further information, see “Annual Cash Incentive Compensation” and “Long-Term Equity Incentive Compensation.” In each case, the annual cash awards were paid in the year following the applicable performance year.
(3)The following table presents the components of “All Other Compensation” in the table above for each of the executive officers for 2024:

	Byron L. Boston	Smriti L. Popenoe	Robert S. Colligan
Dividends paid on unvested restricted stock	$66,535	$62,226	$—
Dividend equivalents paid concurrently with the settlement of vested RSUs or PSUs	204,312	142,611	11,541
Matching contributions to the Company’s 401(k) Savings Plan	20,700	20,700	20,700
HSA Company contributions	2,200	—	1,933
Executive health program	5,170	7,489	—
Total other compensation	$298,917	$233,026	$34,174
(4)In July 2024, Ms. Popenoe was promoted from President and Chief Investment Officer to Co-Chief Executive Officer, President, and Chief Investment Officer. Ms. Popenoe ceased serving as Chief Investment Officer in January 2025, when T.J. Connelly was appointed to serve in that role.
(5)Mr. Colligan became the Company's Executive Vice President, Chief Financial Officer, and Secretary in August 2022. In July 2024, Mr. Colligan was promoted to Chief Financial Officer, Chief Operating Officer, and Secretary.

42	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

EXECUTIVE COMPENSATION (CONTINUED)
GRANTS OF PLAN BASED AWARDS

The following table sets forth each equity award granted to our named executive officers during 2024. All equity awards granted to our named executive officers were made under the 2020 Plan.

Grants of Plan-Based Awards for 2024
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Byron L. Boston		—	1,800,000	3,600,000	—	—	—	—	—
	3/08/24	—	—	—	38,877	152,459	304,918	—	1,905,738
	3/08/24	—	—	—	—	—	—	101,640	1,270,500
Smriti L. Popenoe		—	1,800,000	3,600,000	—	—	—	—	—
	3/08/24	—	—	—	27,590	108,197	216,394	—	1,352,463
	3/08/24	—	—	—	—	—	—	72,131	901,638
Robert S. Colligan		—	980,000	1,960,000	—	—	—	—	—
	3/08/24	—	—	—	15,676	61,476	122,952	—	768,450
	3/08/24	—	—	—	—	—	—	40,984	512,300

(1)Reflects the target and maximum amounts that the executive officers could earn for 2024 performance under the Cash Incentive Plan. There is no threshold amount under the Cash Incentive Plan. The actual amounts earned by Messrs. Boston and Colligan and Ms. Popenoe for 2024 performance under the Cash Incentive Plan, which were paid in cash, are reported as “Non-Equity Incentive Plan Compensation” for 2024 in the Summary Compensation Table on page 42.
(2)Reflects PSU awards granted to the executive officers during 2024 under the Company’s 2020 Plan, pursuant to which the executives could earn from 0 - 200% of the target number of PSUs, based on the achievement over a three-year performance period ending December 31, 2026 of TER goals for the Company as compared to a peer group and TER goals for the Company on an absolute basis. Any PSUs earned based on the achievement with respect to such goals will vest on December 31, 2026 and be paid in shares of the Company’s common stock by March 15, 2027.
(3)Reflects RSU awards granted to the executive officers during 2024 under the Company’s 2020 Plan.
(4)The amounts in this column reflect the grant date fair value of awards of RSUs and PSUs granted to the executive officers, calculated in accordance with ASC Topic 718. The amounts shown for the PSUs are based on the probable outcome of such awards on the date of grant, which was achievement at target level.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	43

EXECUTIVE COMPENSATION (CONTINUED)
HOLDINGS OF STOCK-BASED AWARDS
The table below presents information regarding restricted stock, RSUs and PSUs held by each of our NEOs as of December 31, 2024. None of our NEOs held any options or stock appreciation rights as of December 31, 2024.

Outstanding Equity Awards at 2024 Fiscal Year End
	Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6)
Name		(#)	($)	(#)	($)
Byron L. Boston	2/23/2022	14,623(1)	184,981	—	—
	2/23/2022	66,033(2)	835,317	—	—
	3/10/2023	32,040(3)	405,306	—	—
	3/10/2023	—	—	71,732(7)	907,410
	9/8/2023	78,454(4)	992,443	—	—
	3/8/2024	101,640(5)	1,285,746	—	—
	3/8/2024	—	—	152,459(8)	1,928,606
Smriti L. Popenoe	2/23/2022	9,650(1)	122,073	—	—
	2/23/2022	50,556(2)	639,533	—	—
	3/10/2023	24,530(3)	310,305	—	—
	3/10/2023	—	—	54,920(7)	694,738
	9/8/2023	78,454(4)	992,443	—	—
	3/8/2024	72,131(5)	912,457	—	—
	3/8/2024	—	—	108,197(8)	1,368,692
Robert S. Colligan	3/10/2023	15,018(3)	189,978	—	—
	3/10/2023	—	—	33,625(7)	425,356
	3/8/2024	40,984(5)	518,448	—	—
	3/8/2024	—	—	61,476(8)	777,671
(1)These restricted stock and RSU awards vested on February 23, 2025.
(2)The amount listed here represents the number of PSUs granted assuming target performance with the fair value determined as of December 31, 2024 as noted below in footnote 6. Following the end of the 3-year performance period that ended on December 31, 2024, the Compensation Committee determined the actual performance to be 75% for these PSUs, and the PSUs were settled as common shares on February 25, 2025 at a market value of $13.88 per share.
(3)These RSU awards vest in equal annual installments on February 28, 2025 and February 28, 2026, subject to certain accelerated vesting conditions, including those related to retirement.
(4)These RSU awards vest in equal annual installments on September 8, 2025 and September 8, 2026, subject to certain accelerated vesting conditions. These RSU awards do not contain accelerated vesting conditions related to retirement.
(5)These RSU awards vest in equal annual installments on March 10, 2025, February 28, 2026, and February 28, 2027, subject to certain accelerated vesting conditions, including those related to retirement.
(6)The amounts in this column represent the aggregate fair market value of the restricted stock, RSUs and PSUs, as applicable, as of December 31, 2024, based on the closing price of the Company’s common stock of $12.65 on December 31, 2024.
(7)These PSU awards were unearned and not vested as of December 31, 2024. These PSU awards vest on December 31, 2025, subject to certain accelerated vesting provisions, including those related to retirement. The amount reported is based on achieving the target level of performance.

44	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

EXECUTIVE COMPENSATION (CONTINUED)
(8)These PSU awards were unearned and not vested as of December 31, 2024. These PSU awards vest on December 31, 2026, subject to certain accelerated vesting conditions, including those related to retirement. The amount reported is based on achieving the target level of performance.

STOCK VESTED
The table below presents information regarding restricted stock, RSUs, and PSUs held by our executive officers that vested during 2024.

Stock Awards Vested for 2024(1)
Name	Vesting Date	Vesting Date Stock Price per Share(2) ($)	Number of Shares Acquired On Vesting(3) (#)	Value Realized on Vesting(2) ($)
Byron L. Boston	2/23/2024	12.22	14,291	174,636
	2/28/2024	12.15	8,617	104,697
	3/8/2024	12.50	25,346	316,824
	3/10/2024	12.50	15,781	197,263
	9/8/2024	12.47	38,643	481,878
	Total		102,678	1,275,298
Smriti L. Popenoe	2/23/2024	12.22	9,397	114,831
	2/28/2024	12.15	5,780	70,227
	3/8/2024	12.50	17,002	212,525
	3/10/2024	12.50	12,083	151,038
	9/8/2024	12.47	38,643	481,878
	Total		82,905	1,030,499
Robert S. Colligan	3/10/2024	12.50	7,398	92,475
(1)None of the executive officers held or exercised any stock options or SARs during 2024. This table excludes PSU awards with a performance period ending on December 31, 2024 which were settled February 25, 2025.
(2)Value realized is the number of shares multiplied by the closing stock price of the Company’s common stock on the vesting date. For purposes of this table, where a vesting date was a non-business day, the Company’s common stock closing stock price on the business day immediately prior to the vesting date was used.
(3)Represents the total number of restricted stock or units that vested during 2024, without taking into account any shares or units that were withheld for applicable tax obligations.

POLICIES AND PRACTICES RELATED TO THE
TIMING OF GRANTS OF CERTAIN EQUITY
AWARDS
The Company currently does not grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board and the Committee will evaluate the appropriate steps to take in relation to the foregoing.
NON-QUALIFIED DEFERRED COMPENSATION FOR 2024
The Company does not have a non-qualified deferred compensation plan.
OTHER COMPENSATION
We do not offer any pension benefit plans or deferred compensation plans to our executive officers or other employees, other than what is discussed under the Retirement Plans section of “Compensation Discussion and Analysis” above.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	45

EXECUTIVE COMPENSATION (CONTINUED)
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The employment agreements, the 2020 Plan, and other applicable employee benefit plans may provide for potential payments to our NEOs in connection with a termination of employment or upon a change in control of the Company. The following table shows the estimated payments to or benefits to be received by each of the NEOs upon the following termination events or upon a change in control of the Company, in each case assuming that the termination event or the change in control occurred on December 31, 2024, and assuming a stock price of $12.65, which was the closing stock price of the Company’s common stock on December 31, 2024. The amounts reflected in the following table are estimates, as the actual amounts to be paid to or received by a NEO can only be determined at the time of termination or change in control.

The following table reports only amounts that are increased, accelerated or otherwise paid or payable as a result of the applicable termination or change in control event and, as a result, excludes amounts accrued through December 31, 2024, such as accrued but unpaid salary, amounts for completed performance periods, already vested equity awards, and vested account balances under the 401(k) Savings Plan. The table also excludes any amounts that are available generally to all salaried employees and in a manner that does not discriminate in favor of our executive officers. All references to employment agreements in the following table and footnotes are to the employment agreements in place as of December 31, 2024.

	Death(1)	Termination Due to Disability	Termination Without Cause or for Good Reason Not in Connection with Change in Control(2)	Termination Without Cause or for Good Reason in Connection with a Change in Control(3)(4)(5)	Retirement	Change in Control with no Related Termination(6)
Payments and Benefits *	($)	($)	($)	($)	($)	($)
Byron L. Boston
Severance	3,206,226	—	6,412,451	9,586,615	—	—
Stock Awards - Accelerated Vesting(7)	5,356,429	5,356,429	5,356,429	5,356,429	5,356,429	42,985
Health & Welfare Benefits(8)	—	37,882	50,510	75,765	—	—
Total	8,562,655	5,394,311	11,819,390	15,018,809	5,356,429	42,985
Smriti L. Popenoe
Severance	2,979,624	—	5,959,249	8,909,077	—	—
Stock Awards - Accelerated Vesting(7)	4,163,357	4,163,357	4,163,357	4,163,357	—	13,358
Health & Welfare Benefits(8)	—	55,551	74,067	111,101	—	—
Total	7,142,981	4,218,908	10,196,673	13,183,535	—	13,358
Robert S. Colligan
Severance	—	—	2,097,747	4,396,397	—	—
Stock Awards - Accelerated Vesting(7)	1,586,626	1,586,626	1,586,626	1,586,626	—	—
Health & Welfare Benefits(8)	—	—	28,200	84,599	—	—
Total	1,586,626	1,586,626	3,712,573	6,067,622	—	—
* Column for "Termination For Cause or Without Good Reason" was omitted because there are no benefits for a termination for cause or a voluntary termination without good reason (other than on account of retirement).

46	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

EXECUTIVE COMPENSATION (CONTINUED)
(1)Under their employment agreements, if Mr. Boston’s or Ms. Popenoe’s employment terminates due to death, his or her estate will be entitled to receive a lump sum payment of an amount equal to the sum of (i) his or her annual base salary at the time of his or her death and (ii) the average of his or her annual cash incentive award paid for the prior 3 years.
(2)Under their employment agreements, if Mr. Boston or Ms. Popenoe resigns for good reason or his or her employment is terminated without cause (other than due to death or disability) not in connection with a change in control, he or she will be entitled to receive a lump sum severance payment equal to two times the sum of (i) his or her annual base salary at the time of termination and (ii) the average of his or her annual cash incentive award paid for the prior 3 years. Under his employment agreements, if Mr. Colligan resigns for good reason or his employment is terminated without cause (other than due to death or disability) not in connection with a change in control, he will be entitled to receive a lump sum severance payment equal to one times the sum of (i) his annual base salary at the time of termination and (ii) his annual cash incentive award for 2023 (i.e., the year immediately prior to the year of such termination).
(3)Under their employment agreements, if Mr. Boston or Ms. Popenoe resigns for good reason or his or her employment is terminated without cause (other than due to death or disability) within 6 months prior to or on or within 2 years after a change in control, he or she will be entitled to receive a lump sum severance payment equal to 2.99 times the sum of (i) his or her annual base salary at the time of termination and (ii) the average of his or her annual cash incentive award paid for the prior 3 years.
(4)Under his employment agreement, if Mr. Colligan resigns for good reason or his employment is terminated without cause (other than due to death or disability) on or within 2 years after a change in control, he will be entitled to receive a lump sum severance payment equal to 2.99 times the sum of (i) his annual base salary at the time of termination and (ii) the average of his annual cash incentive award paid for the prior 3 years (subject to such adjustment as the Compensation Committee deems appropriate if Mr. Colligan has worked less than 3 calendar years and taking into account the partial year 2022, the year in which his employment began).
(5)Messrs. Boston’s and Colligan's and Ms. Popenoe’s employment agreements provide for change in control benefits on a “best net” approach, under which the executive’s change in control benefits will be reduced to avoid the golden parachute excise tax under Section 280G of the Internal Revenue Code only if such a reduction would cause him or her to receive more after-tax compensation than without a reduction. The amounts shown in this column do not reflect any reductions that might be made pursuant to these provisions.
(6)These amounts represent the fair value as of December 31, 2024 of restricted stock awards with accelerated vesting on a change in control, and which subsequently vested according to their terms in February 2025.
(7)RSUs granted to the executive officers generally become fully vested upon (a) termination of the executive officer’s employment due to disability or death or retirement at or after attaining the age of sixty-five with 10 years of service to the Company where there is no cause for termination or (b) termination of the executive officer’s employment for good reason (as defined in their employment agreements) or termination of the executive officer’s employment without cause (as defined in their employment agreements), in each case whether before or after a change in control. The RSUs granted to Mr. Boston and Ms. Popenoe on September 8, 2023 do not include vesting upon retirement. PSUs granted to the executive officers become vested based on actual performance through the date of termination or change in control (or the last day of the applicable performance period, if earlier), as applicable, upon (a) termination of the executive officer’s employment due to disability or death or retirement at or after age sixty-five where there is no cause for termination or (b) termination of the executive officer’s employment for good reason (as defined in their employment agreements) or termination of the executive officer’s employment without cause (as defined in their employment agreements) outside of a change in control scenario or during the 6 months prior to a change in control or 18 months following a change in control. The PSUs in the table equal the number of PSUs already granted multiplied by the performance percentage determined based on the actual performance during the period determined with December 31, 2024 as the last day of the performance period. The RSUs and PSUs require the executive officer to sign and not revoke a general release (other than in the event of death or in the event of a change in control in the case of the PSUs) in order to be entitled to accelerated vesting of the awards. Mr. Boston was eligible for retirement under these provisions as of November 5, 2023. Restricted shares granted to the executive officers (which vested according to their terms in February 2025) become fully vested upon (a) a change in control or (b) termination of the executive officer’s employment due to disability or death and (c) the Compensation Committee has authority to waive forfeiture in the event of termination of the executive officer’s employment for good reason (as defined in their employment agreements) or termination of the executive officer’s employment without cause (as defined in their employment agreements).The dollar amounts in the table represent the number of restricted stock, RSUs or PSUs being accelerated, multiplied by $12.65, which was the closing price of the Company’s common stock on December 31, 2024.
(8)Under their employment agreements, if Mr. Boston or Ms. Popenoe resigns for good reason or his or her employment is terminated without cause (other than due to death or disability), he or she will be entitled to receive continued medical, dental, life and disability insurance coverage (or payment in lieu) for 24 months in the case of termination not in connection with a change in control or for 36 months in the case of termination within 6 months prior to or on or within 2 years after a change in control. If the Company terminates Mr. Boston or Ms. Popenoe due to disability, he or she will be entitled to receive continued medical, dental, life and disability insurance coverage (or payment in lieu of) for 18 months. Under his employment agreement, if Mr. Colligan resigns for good reason or his employment is terminated without cause (other than due to death or disability), he will be entitled to receive an amount equal to the monthly cost of continued medical, dental, life and disability insurance coverage for 12 months in the case of termination not in connection with a change in control or for 36 months in the case of termination on or within 2 years

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	47

EXECUTIVE COMPENSATION (CONTINUED)
after a change in control. The amounts shown in this row represent the net present value of the estimated benefits costs in each case.

PAY VERSUS PERFORMANCE
The following table provides information about the relationship between compensation actually paid (as determined under SEC rules) to Mr. Boston and Ms. Popenoe, our principal executive officers (“PEOs”) and the average our non-PEO NEOs and certain financial performance measures of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation — Compensation Discussion and Analysis.”

Pay Versus Performance Table
Year	Summary Comp- ensation Table Total for PEO (Mr. Boston)(1)	Compen- sation Actually Paid to PEO (Mr. Boston)	Summary Comp- ensation Table Total for PEO (Ms. Popenoe) (1)	Compen- sation Actually Paid to PEO (Ms. Popenoe)	Average Summary Compen- sation Table Total for non-PEO NEOs(1)	Average Compen- sation Actually Paid to non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($ in thousands)	Total Economic Return %(4)
							Total Share-holder Return(2)	Peer Group Total Share-holder Return(2)(3)
2024	$7,199,588	$7,172,854	$6,155,854	$6,123,214	$3,379,248	$3,422,066	128.99	79.95	$113,898	7.4%
2023	6,177,239	5,889,056	N/A	N/A	3,822,244	3,733,285	113.47	79.78	(6,130)	1.0%
2022	4,230,683	3,702,486	N/A	N/A	3,084,333	2,907,635	101.29	69.26	143,161	(9.4)%
2021	4,476,138	4,089,845	N/A	N/A	2,665,564	2,504,410	119.67	94.04	102,261	2.5%
2020	3,875,179	4,813,278	N/A	N/A	1,976,652	2,327,810	117.01	81.38	177,529	15.2%

(1)For July 22, 2024-December 31, 2024, Mr. Boston and Ms. Popenoe served as Co-Chief Executive Officers (Co-PEOs). For 2020-July 21, 2024, Mr. Boston served as our Chief Executive Officer and sole PEO. During 2024, Mr. Colligan was the only NEO who was a non-PEO for the entire year. For 2023, our non-PEO NEOs were Mr. Colligan and Ms. Popenoe. For 2022, our non-PEO NEOs were Stephen J. Benedetti (former Executive Vice President, Chief Financial Officer, and Chief Operating Officer), Mr. Colligan, and Ms. Popenoe. For 2020 and 2021, our non-PEO NEOs were Mr. Benedetti and Ms. Popenoe.
(2)Total Shareholder Return ("TSR") for the Company and the Peer Group assume $100 invested on December 31, 2019.
(3)The Peer Group Total Shareholder Return is calculated based on the FTSE NAREIT Mortgage REIT Index.
(4)Total economic return ("TER") percentage is the sum of dividends declared per common share during the year plus the change in book value per common share for the year divided by the beginning book value per common share. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance, the Company has determined that TER is the financial measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance. TER is a performance measure for our executives' PSU awards.

48	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

EXECUTIVE COMPENSATION (CONTINUED)

Compensation actually paid represents the Summary Compensation Table Total adjusted for the following items:

	Year 2024
Adjustments to Summary Compensation Table Total to Calculate Compensation Actually Paid	PEO (Mr. Boston)	PEO (Ms. Popenoe)	Average for non-PEO NEOs
Decrease for amounts reported under the "Stock Awards" column in the Summary Compensation Table	$(3,176,238)	$(2,254,100)	$(1,280,750)
Increase for fair value at year-end of awards granted during year that remain outstanding and unvested as of year-end	1,928,606	2,281,149	1,296,119
Increase for fair value at vesting date of awards that were granted and vested during the year	1,270,500	—	—
Increase for change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	57,556	39,468	27,597
Decrease for change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	(107,158)	(99,157)	(148)
Total adjustments	$(26,734)	$(32,640)	$42,818

	Year 2023
Adjustments to Summary Compensation Table Total to Calculate Compensation Actually Paid	PEO	Average for non-PEO NEOs
Decrease for amounts reported under the "Stock Awards" column in the Summary Compensation Table	$(2,931,062)	$(1,633,237)
Increase for fair value at year-end of awards granted during year that remain outstanding and unvested as of year-end	2,962,858	1,656,840
Increase for fair value at vesting date of awards that were granted and vested during the year	—	—
Decrease for change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	(303,654)	(109,372)
Decrease for change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	(16,325)	(3,190)
Total adjustments	$(288,183)	$(88,959)

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	49

EXECUTIVE COMPENSATION (CONTINUED)

	Year 2022
Adjustments to Summary Compensation Table Total to Calculate Compensation Actually Paid	PEO	Average for non-PEO NEOs
Decrease for amounts reported under the "Stock Awards" column in the Summary Compensation Table	$(1,480,618)	$(609,194)
Increase for fair value at year-end of awards granted during year that remain outstanding and unvested as of year-end	1,398,422	337,235
Increase for fair value at vesting date of awards that were granted and vested during the year	—	261,096
Decrease for change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	(401,858)	(78,797)
Decrease for change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	(44,143)	(87,038)
Total adjustments	$(528,197)	$(176,698)

	Year 2021
Adjustments to Summary Compensation Table Total to Calculate Compensation Actually Paid	PEO	Average for non-PEO NEOs
Decrease for amounts reported under the "Stock Awards" column in the Summary Compensation Table as well as amounts reported under the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table for the portion of such long-term incentive compensation earned for performance during the three-year performance period ended December 31, 2021 that was paid in shares of the Company's common stock	$(1,623,209)	$(887,360)
Increase for fair value at year-end of awards granted during year that remain outstanding and unvested as of year-end	1,255,337	734,894
Decrease for change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	(87,125)	(36,999)
Increase for change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	68,704	28,311
Total adjustments	$(386,293)	$(161,154)

	Year 2020
Adjustments to Summary Compensation Table Total to Calculate Compensation Actually Paid	PEO	Average for non-PEO NEOs
Decrease for amounts reported under the "Stock Awards" column in the Summary Compensation Table	$(890,775)	$(445,388)
Increase for fair value at year-end of awards granted during year that remain outstanding and unvested as of year-end	1,793,016	785,420
Decrease for change in fair value from prior year-end to current year-end of awards granted in prior years that were outstanding and unvested as of year-end	(6,117)	(1,927)
Increase for change in fair value from prior year-end to vesting date of awards granted in prior years that vested during year	41,975	13,053
Total adjustments	$938,099	$351,158

50	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

EXECUTIVE COMPENSATION (CONTINUED)

Analysis of the Information Presented in the Pay versus Performance Table

The following graph illustrates the relationship between compensation actually paid to our NEOs and our TSR as well as TSR for the FTSE NAREIT Mortgage REIT Index on a cumulative basis assuming investment of $100 on December 31, 2019:

The following graph compares our net income to compensation actually paid to our NEOs on an annual basis:

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	51

EXECUTIVE COMPENSATION (CONTINUED)
The Company accounts for its investments purchased prior to January 1, 2021 as available-for-sale with changes in fair value recorded in "other comprehensive income (loss)." Effective January 1, 2021, the Company elected the fair value option for its investments purchased on or after that date with changes in fair value reported in "net income." As a result, net income (loss) for the years presented above in the Pay versus Performance Table and in the graph above does not include other comprehensive income (loss) of $(93.5) million, $(73.5) million, $(188.1) million, $22.8 million, and $(14.0) million, respectively.
The following graph illustrates the relationship between compensation actually paid to our NEOs and our total economic return:

Financial Performance Measures

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise to our shareholders. The most important financial measures used by the Company to link the executive compensation actually paid to the Company's NEOs to the Company's performance for the most recently completed fiscal year are as follows:
•absolute change in book value per common share
•relative change in book value per common share compared to a peer group
•absolute total economic return
•relative total economic return compared to a peer group

52	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

EXECUTIVE COMPENSATION (CONTINUED)
CEO PAY RATIO
We determined that the 2024 annual total compensation of the median compensated employee, from all our employees who were employed as of December 31, 2024, other than our principal executive officers, Mr. Boston and Ms. Popenoe, was $169,300; our principal executive officers' 2024 annual total compensation was $7,199,588 for Mr. Boston and $6,155,854 for Ms. Popenoe; and the ratio of these amounts was 1 to 42.5 for Mr. Boston and 1 to 36.4 for Ms. Popenoe. This ratio is appropriately viewed as an estimate.
As of December 31, 2024, our total population consisted of 22 employees, all located in the United States. This population consisted of all of our full-time and part-time employees.
To identify the median compensated employee, we used Medicare wages and tips for the period from January 1, 2024 to December 31, 2024 as reported to the Internal Revenue Service on Box 5 of Form W-2. We did not annualize pay for those individuals not employed for a full year in 2024 or make any cost-of-living adjustments in identifying the median compensated employee. Once we identified our median compensated employee, we calculated the median compensated employee’s and our principal executive officers' 2024 annual total compensation in accordance with the requirements of the Summary Compensation Table.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	53

PROPOSAL TWO ADVISORY AND NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION
As required under Section 14A of the Exchange Act, we are providing our shareholders the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain highly skilled and motivated officers who will manage the Company in a manner to promote our growth and profitability, prudently preserve our capital, and advance the interests of our shareholders. Under this program, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of shareholder value. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation program, including information about the 2024 fiscal year compensation of our named executive officers.
The Compensation Committee annually reviews the compensation programs for our named executive officers to ensure they achieve the desired goal of striking a balance between recognition of recent achievements and aligning the interests of management on a longer-term basis with that of the Company’s shareholders. We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement by voting for this proposal.
This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we are asking our shareholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related disclosure.”
This say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and we will consider our shareholders’ concerns and the outcome of this vote when making future compensation decisions regarding our executive officers.
We anticipate that the next vote on a say-on-pay proposal will occur at the 2026 Annual Meeting of Shareholders.
Vote Required for Approval of this Proposal and Recommendation of the Board

Proposal Two will be approved if the number of votes cast for the proposal by holders entitled to vote exceeds the number of votes cast against the proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

54	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

RELATED PERSON TRANSACTIONS
We recognize that maintaining the independence in fact and appearance for our directors and officers is critical. Therefore, we have certain policies and procedures in place to critically evaluate each transaction that could impact the independence of directors and officers. Our Code of Conduct provides that the Company’s personnel, including directors and officers, are expected to avoid any situation in which their personal interests conflict, or have the appearance of conflicting, with those of the Company. Our Corporate Governance Guidelines also provide that the Company will generally refrain from entering into contracts with Board members and their immediate family members or providing support directly or indirectly to organizations with which a Board member may be affiliated. In the event that we deem it appropriate to enter into transactions with a Board member or a member of his or her immediate family, the terms of the transaction must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time of a comparable transaction with a non-related person. The Board will also evaluate these transactions, in accordance with our Corporate Governance Guidelines, when the independence of the director is determined.
Our Board has adopted certain written policies and procedures, included within our Code of Conduct, for the review, approval and ratification of related person transactions, which we refer to here as our Related Person Policy. Among other things, our Related Person Policy provides that, a related person transaction shall be subject to reasonable prior review and oversight by the Audit Committee. A “related person transaction” is any transaction, arrangement or relationship (or any series of transactions, arrangements or relationships) in which we were, are or will be a participant, in which the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person,” as defined in our Related Person Policy, means any person who is an executive officer, director or nominee for director of the Company since the beginning of the Company’s last fiscal year, even if the person does not presently serve in that role, any person who is the owner of more than 5% of any class of the Company’s outstanding equity securities, any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or any person (other than a tenant or employee) sharing the house-hold of the executive officer, director, nominee or more than 5% owner, and any entity which is owned or controlled by any of the foregoing persons or in which one of the foregoing persons has a substantial ownership interest or control of such entity.
Under the Related Person Policy, proposed related person transactions must be reported to the Chairperson of the Audit Committee. The Chairperson will assess, with the assistance of counsel, if appropriate, whether the proposed transaction would be a related person transaction and, if so, unless the transaction is subject to a pre-approved exemption, the proposed related person transaction shall be submitted to the Audit Committee for consideration. The Audit Committee will then conduct a reasonable prior review and oversight of the related person transaction for potential conflicts of interest. In determining whether to approve or ratify a proposed related person transaction, the Audit Committee will consider, among other things, whether the related person transaction is in, or is not inconsistent with, the best interests of the Company and its shareholders, and, where applicable, whether the terms of such transaction are comparable to those that could be obtained in arms-length dealings with an unrelated third party. The Audit Committee will prohibit a related person transaction if it determines such transaction to be inconsistent with the interests of the Company and its shareholders. The Audit Committee notifies the related person of its determination.
No director who is a related person with respect to a transaction under review may participate in any discussion or approval, except that the director shall provide all material information concerning the transaction to the Audit Committee.
We do not have any related person transactions to report under relevant SEC rules and regulations or our Related Person Policy.

DYNEX CAPITAL, INC.	2024 PROXY STATEMENT	55

PROPOSAL THREE APPROVAL OF THE DYNEX CAPITAL, INC. 2025 STOCK AND INCENTIVE PLAN
Overview
The Company is asking shareholders to approve the Dynex, Inc. 2025 Stock and Incentive Plan (the “2025 Plan”), which is intended to replace the Dynex, Inc. 2020 Stock and Incentive Plan (the “Prior Plan”). The Board approved the 2025 Plan on March 24, 2025 upon the recommendation of the Compensation Committee and subject to shareholder approval at the Annual Meeting. References to the “Company” in this proposal refer to Dynex, Inc. and, where applicable, its subsidiaries.
If the number of votes cast for the proposal by holders entitled to vote exceeds the number of votes cast against the proposal, the 2025 Plan will become effective as of the date of shareholder approval, May 20, 2025 (the “Effective Date”), and no additional grants shall be made under the Prior Plan on or after the Effective Date. Outstanding grants under the Prior Plan shall continue in effect according to their terms.
The Board is seeking shareholder approval of the 2025 Plan in order to (i) satisfy the New York Stock Exchange listing requirements, (ii) allow incentive stock options awarded under the 2025 Plan to meet the requirements of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), (iii) maintain a limit on annual compensation of non-employee directors and (iv) conform to sound and effective corporate governance and compensation practices.
The summaries in this proposal do not provide a complete description of all the provisions of the 2025 Plan and are qualified in their entirety by reference to the full text of the 2025 Plan, which is attached to this Proxy Statement as “Appendix A.”
Reasons for the 2025 Plan
Incentive compensation programs play a pivotal role in the Company’s efforts to attract and retain personnel essential to the Company’s long-term growth and financial success. We are asking our shareholders to approve the 2025 Plan to assist the Company in attracting and retaining qualified personnel. As of February 28, 2025, there were no shares of common stock of the Company, par value $0.01 per Share (“Shares”), remaining available under the Prior Plan and, absent approval of the 2025 Plan, the Company would not be able to satisfy the anticipated need for additional grants to eligible participants. If our shareholders do not approve the 2025 Plan, we will be limited in our ability to continue to issue awards in numbers sufficient to attract, retain and motivate employees and other service providers critical to our growth and profitability.
The Company has structured the 2025 Plan to provide flexibility in designing equity incentive programs with a broad array of award vehicles, such as stock options, restricted stock awards, restricted stock units, stock appreciation rights (“SARs”) and performance unit awards, as well as performance cash awards, and implement competitive incentive compensation programs for its employees, non-employee directors, consultants and advisors. The 2025 Plan will be the only plan under which equity awards may be granted to our employees and other service providers after the Effective Date.
Highlights of the 2025 Plan
The 2025 Plan contains provisions that we believe are consistent with best practices in equity compensation and protect the shareholders’ interests, including the following:
•No evergreen authorization. The 2025 Plan does not contain an “evergreen” Share reserve, meaning that the Share reserve will not be increased without further shareholder approval.
•No liberal share recycling provisions. The 2025 Plan prohibits the re-use of Shares withheld or delivered to satisfy the exercise price of a stock option or SAR or to satisfy tax withholding requirements associated with any award. The 2025 Plan also prohibits “net share counting” upon the exercise of stock options and prohibits the re-use of Shares purchased on the open market with the proceeds of option or SAR exercises.
•Vesting of dividends and dividend equivalent rights. Holders of restricted stock awards, restricted stock unit awards, and performance stock unit awards will have the right to receive dividends (or dividend equivalents in the case of restricted or performance stock unit awards) paid with respect to the underlying Shares, unless otherwise provided in the applicable agreement; provided that dividends or dividend equivalents shall be accumulated but not paid

56	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

to the recipient until all applicable vesting terms have been satisfied.
•Limit on awards to non-employee directors. The 2025 Plan imposes an aggregate limit on the value of awards that may be granted, when aggregated with cash fees that may be paid, to each non-employee director for services as a non-employee director in a given year to $900,000 in total value.
•No in-the-money stock options and SARs. The 2025 Plan generally prohibits the grant of stock options or SARs with an exercise price less than the fair market value of the Company’s common stock on the grant date.
•No repricing or grant of discounted stock options or SARs. The 2025 Plan generally prohibits the repricing of stock options or SARs, either by amending an existing award or substituting a new award for a cancelled award that has an exercise price less than the exercise price applicable to the original award.
•Subject to applicable clawback policies. The 2025 Plan subjects all awards under the 2025 Plan to repayment as required by the terms of any recoupment or clawback policy, share trading policies or other policies or as required by applicable law, regulation or stock exchange requirement, in each case, as in effect from time to time. For a more detailed description of the Company's clawback policies, see "Clawback Policies" in Compensation Discussion and Analysis and “Clawback; Other Policies” below.
Determination of the Number of Shares Available for Awards under the 2025 Plan
As of February 28, 2025, there were no Shares remaining available for future awards under the Prior Plan, and there were 615,940 Shares subject to outstanding RSUs and 964,818 Shares subject to outstanding PSUs under the Prior Plan. No additional awards will be granted under the Prior Plan.
If Proposal Three is approved by our shareholders, subject to adjustment as described below, the maximum aggregate number of Shares that may be issued under the 2025 Plan will be 12,000,000 Shares, plus any Shares subject to an outstanding awards under the Prior Plan that, following the Effective Date, expire, or are terminated, surrendered or forfeited for any reason without issuance of such Shares, or are settled in cash.

In determining the number of Shares to be authorized for issuance under the 2025 Plan, the Board and the Compensation Committee considered a number of factors, including burn rate, the number of Shares needed for future awards, dilution analysis, competitive data from relevant peer companies, the current and future accounting expenses associated with our equity award practices, the anticipated growth of the Company given the current and expected opportunities to expand the Company’s future business, and input from our shareholders.
Dilution Analysis
The table below shows our potential dilution levels based on Shares available for grant under the Prior Plan as of December 31, 2024, the new Shares requested for issuance under the 2025 Plan, and the Shares subject to outstanding awards under the Prior Plan as of December 31, 2024. The Board believes that the number of Shares requested under the 2025 Plan represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards and further strengthen alignment with shareholder interests. The Company has no outstanding stock options or SARs.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	57

Potential Overhang with 12,000,000 Requested New Shares
Total Equity Awards Outstanding as of February 28, 2025(1)	1,599,590
Less: unvested restricted stock included in common shares outstanding as of February 28, 2025 (2)	(73,911)
Shares Available under the Prior Plan as of February 28, 2025(3)	0
Potential Overhang from the Prior Plan, adjusted to exclude restricted stock (2)	1,525,679
Additional Shares Requested for the 2025 Plan	12,000,000
Total Potential Overhang, including the 2025 Plan(4)	13,525,679

Shares of Common Stock Outstanding as of February 28, 2025(2)	91,619,037
Fully Diluted Shares(5)	105,144,716
Potential Dilution of 12,000,000 Shares as a Percentage of Fully Diluted Shares	11.4%
(1)“Total Equity Awards” means all outstanding equity awards. As of February 28, 2025, the 1,599,590 shares consisted of 73,911 shares of restricted stock, 560,861 restricted stock units, and 964,818 performance units. The Company reserve for performance units assumes maximum performance, which is 200%. There were no options or stock appreciation rights outstanding as of February 28, 2025
(2)Restricted stock awards issued under the 2020 Stock and Incentive Plan are outstanding shares and have voting rights. As such, these shares are included in common shares outstanding as of February 28, 2025. Common shares outstanding as of the record date of March 12, 2025 was 96,202,122.
(3)“Shares Available under the Prior Plan” means the number of Shares that remained available for grant under the Prior Plan as of February 28, 2025, which was zero. There are no available shares under the Prior Plan that are included in the 2025 Plan reserve.
(4)“Total Potential Overhang” means the sum of the Potential Overhang under the Prior Plan as of February 28, 2025, adjusted to exclude restricted stock, and the number of additional Shares requested for the 2025 Plan.
(5)“Fully Diluted Shares" means the sum of the shares of common stock outstanding as of February 28, 2025, the number of Total Equity Awards outstanding as of February 28, 2025 adjusted to exclude restricted stock, the number of Shares available for grant under the Prior Plan as of February 28, 2025 (which is zero), and the number of additional Shares requested for grant under the 2025 Plan.

Burn Rate
In connection with our equity-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. Accordingly, we closely monitor our past Share usage (referred to as “burn rate”) each year and over time. The table below sets forth the following information regarding the awards granted under the Prior Plan: (i) the burn rate for each of the last three calendar years and (ii) the average burn rate over the last three calendar years. The burn rate for a year has been calculated as follows: (1) all full value awards granted in the applicable year (with PSUs measured assuming target performance), divided by (2) the weighted average number of Shares outstanding for the applicable year.

The burn rate means that we used an annual average of 0.9% of the weighted average Shares outstanding for awards granted over the past three years.

58	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

Burn Rate
Element	2024	2023	2022	3-Year average
Full Value Awards Granted	602,555	575,338	292,525	490,139
Weighted Average Shares of Common Stock Outstanding as of applicable fiscal year-end	70,766,410	54,809,462	42,491,433	56,022,435
Burn Rate	0.9%	1.0%	0.7%	0.9%

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	59

Summary of the Dynex, Inc. 2025 Stock and Incentive Plan
The material terms of the 2025 Plan are summarized below. A copy of the full text of the 2025 Plan is attached to this Proxy Statement as “Appendix A.” This summary of the 2025 Plan is not intended to be a complete description of the 2025 Plan and is qualified in its entirety by the actual text of the 2025 Plan to which reference is made. Capitalized terms used, but not defined, in the following summary have the meaning assigned to those terms in the 2025 Plan.
Purpose
The purpose of the 2025 Plan is to enhance the profitability and value of the Company for the benefit of its shareholders by enabling the Company to offer eligible participants with stock-based and/or cash-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s shareholders.
Administration
The 2025 Plan will be administered by the Committee, which is the Compensation Committee or the Board. The Committee may delegate authority to the Company’s Chief Executive Officer or Co-Chief Executive Officers with respect to awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.
The Committee will have the authority to (i) determine the terms and conditions upon which the awards may be made and exercised; (ii) determine all terms and provisions of each award agreement; (iii) construe and interpret the award agreements and the 2025 Plan; (iv) establish, amend or waive rules or regulations for the 2025 Plan’s administration; (v) accelerate the exercisability of any award or the termination of any restrictions imposed on awards under the 2025 Plan to the extent permitted by Section 409A of the Code; and (vi) make all other determinations and take all other actions necessary or advisable for the administration of the 2025 Plan.
The term “Committee” in this proposal will refer to the Compensation Committee, the Board, or any subcommittee, as applicable, that has authority with respect to a specific grant. The 2025 Plan requires that all members of the Committee administering the plan be “independent directors” under applicable listing standards of any national securities exchange or system on which the Company’s common stock is then listed or reported.
Shares Subject to the 2025 Plan
If Proposal Three is approved by our shareholders, subject to adjustment as described below, the maximum aggregate number of Shares that may be issued under the 2025 Plan will be 12,000,000 Shares, plus any Shares subject to an outstanding award under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such Shares, or is settled in cash.
Subject to adjustment as described below, the aggregate number of Shares available for issuance or transfer under the 2025 Plan on or after the Effective Date pursuant to incentive stock options cannot exceed 12,000,000 Shares.
If any award granted under the 2025 Plan or under the Prior Plan terminates, expires or lapses for any reason other than by virtue of exercise or settlement of the award after the Effective Date, or if Shares issued pursuant to awards under the 2025 Plan or under the Prior Plan are forfeited after the Effective Date, then Shares subject to such award will again be available for grant under the 2025 Plan. Shares withheld by the Company, delivered by the participant, or otherwise used to pay the exercise price pursuant to the exercise of an option or a SAR will not be available for re-issuance under the 2025 Plan. In addition, Shares withheld by the Company, delivered by the participant, or otherwise used to satisfy payment of withholding taxes associated with an award will not be available re-issuance under the 2025 Plan. To the extent Shares are delivered or withheld pursuant to the exercise of an option or a SAR, the number of underlying Shares as to which the exercise related will be counted against the number of Shares available for re-issuance, as opposed to counting only those Shares issued upon exercise.
If the Company purchases Shares on the open market with proceeds from an option’s or SAR’s exercise price, then such Shares cannot be made available for issuance under the 2025 Plan.
To the extent not prohibited by applicable law, the number of Shares authorized for grant under the 2025 Plan will not be reduced by Shares delivered or deliverable in connection with substitute awards granted to replace or assume awards from a predecessor company in connection with a transaction.
The closing price of a Share of common stock of the Company as reported on The New York Stock Exchange on February 28, 2025 was $14.07 per Share.

60	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

Annual Non-Employee Director Grant Limit
The maximum aggregate grant date value of Shares (as determined for financial reporting purposes) granted under the 2025 Plan to any non-employee director in a calendar year, taken together with any cash fees earned by such non-employee director for services rendered as a non-employee director during the calendar year, will not exceed $900,000 in total value.
Eligibility
The individuals eligible to participate in the 2025 Plan are (i) all officers and other employees of the Company, (ii) all non-employee directors, and (iii) consultants and advisors of the Company. The Committee will select which eligible services providers will receive grants of awards under the 2025 Plan. As of December 31, 2024, approximately 22 employees and 5 non-employee directors would have been eligible to participate in the 2025 Plan if the 2025 Plan were in effect on such date.
Vesting
The Committee determines the vesting and exercisability terms of awards granted under the 2025 Plan. The Committee may accelerate the payment, vesting or exercisability of an award in its discretion.
Performance Goals
For any award granted under the 2025 Plan that is subject to performance-based vesting, exercisability or other conditions, the Committee will determine the performance period during which a performance goal must be met. Attainment of any performance goal is subject to certification by the Committee. Performance goals may include a threshold level of performance below which no payment or vesting will occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur.
Under the 2025 Plan, the Committee in its discretion, will determine the applicable performance goals for awards, which may include, but are not limited to, any one or more of the following: (i) stock value or increases therein, (ii) total shareholder return, relative total shareholder return or comparative total shareholder return, (iii) total shareholder equity, (iv) operating revenue, (v) commodity revenue, (vi) book value or book value growth, book value per share or per common share or growth in book value per share or per common share, (vii) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share, (viii) dividends, (ix) dividends paid, (x) earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), (xi) diluted and basic earnings per share or diluted earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), including fully diluted earnings per share after extraordinary events, (xii) net earnings, (xiii) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth, (xiv) profits or profit growth (net profit, gross profit, operating profit, net operating profit, economic profit, profit margins or other corporate profit measures), (xv) cash flow, operating cash flow and/or free cash flow (either before or after dividends), (xvi) cash from operations, (xvii) operating or other expenses or growth thereof, (xviii) operating efficiency, (xix) return on equity, (xx) return on tangible equity or return on tangible common equity, (xxi) return on assets, portfolio assets, net assets, capital or investments (including return on total capital or return on invested capital), (xxii) return on operating revenue, (xxiii) sales or revenues or growth thereof, (xxiv) portfolio growth, (xxv) servicing volume, (xxvi) production volume, (xxvii) improvement in or attainment of working capital levels, (xxviii) improvement in or attainment of expense levels, (xxix) assets under management or growth thereof, (xxx) cost control measures, (xxxi) regulatory compliance, (xxxii) gross, operating or other margins, (xxxiii) efficiency ratio (as generally recognized and used for financial reporting and analysis), (xxxiv) operating ratio, (xxxv) income or net income (either before or after taxes), (xxxvi) operating income, net operating income, or core net operating income, (xxxvii) interest income, (xxxviii) net interest income, (xxxix) net interest margin, (xl) non-interest income, (xli) non-interest expense, (xlii) delinquency ratios, (xliii) credit loss levels, (xliv) credit quality, net charge-offs and/or non-performing assets, (xlv) provision expense, (xlvi) productivity, (xlvii) satisfactory internal or external audits, (xlviii) improvement of financial ratings, (xlix) achievement of balance sheet or income statement objectives, (l) quality measures, (li) peer ranking or peer performance based on a public index, (lii) peer ranking or peer performance based on a Committee-determined group of peers, (liii) number or dollar amount of securities sold, (liv) debt reduction, (lv) gain on sale of investments, (lvi) achievement of risk management objectives, (lvii) achievement of strategic performance objectives or other strategic objectives, (lviii) achievement of merger or acquisition objectives, (lix) implementation, management or completion of

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	61

critical projects or processes, (lx) market capitalization, (lxi) total enterprise value (market capitalization plus debt), (lxii) economic value added, (lxiii) total economic return, (lxiv) general and administrative expense (either including or excluding litigation costs), (lxv) debt leverage (debt to capital), (lxvi) market share or (lxvii) any component or components of the foregoing (including, without limitation, determination thereof, in the Committee’s sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results). In the Committee’s discretion, the performance goals may be particular to a participant and applied either individually, alternatively, or in any combination, subset or component, to the performance of the Company as a whole or to the performance of a subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the award. In addition, the performance goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof.
Types of Awards
Options
Under the 2025 Plan, the Committee may grant incentive stock options and non-qualified stock options, although non-employee directors, consultants and advisors are not eligible to receive incentive stock options. The Committee will fix the exercise price at the time the stock option is granted, but the exercise price cannot be less than 100% of the Shares’ fair market value on the grant date (or, in the case of an incentive stock option granted to a 10% shareholder of the Company, 110% of the Shares’ fair market value on the grant date). The value in incentive stock options, based on the Shares’ fair market value on the grant date, that can be exercisable for the first time in any calendar year under the 2025 Plan or any other similar plan maintained by the Company is limited to $100,000 per participant.
Stock options will become exercisable according to the terms and conditions set by the Committee in the award agreement. The Committee may accelerate the exercisability of any outstanding stock options at any time and for any reason. The Committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise a stock option after termination of employment or service. To the extent approved by the Committee, the exercise price may be paid in cash, by delivery of Shares having a fair market value at the time of exercise equal to the exercise price, by the Company withholding Shares otherwise issuable upon the exercise having a fair market value at the time of exercise equal to the exercise price, through a “cashless exercise” involving a broker, or by a combination of the foregoing. Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Committee, including the requirement that stock options will not be exercisable after ten years from the grant date (or, in the case of an incentive stock option granted to a 10% shareholder of the Company, five years from the grant date).
A participant holding options under the 2025 Plan will have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the options and the issuance of the underlying Shares. Options granted under the 2025 Plan cannot include any right to dividend equivalents with respect to such options or the underlying Shares.
Restricted Stock Awards
The Committee may grant restricted stock awards of the Company’s Shares to anyone eligible under the 2025 Plan. Restricted stock is stock that is subject to forfeiture and generally may not be transferred by a participant until the restrictions established by the Committee lapse. The restrictions may take the form of a period of restriction during which the participant must remain employed, engaged or serving on the applicable board or may require the achievement of one or more pre-established performance goals.
Holders of restricted stock will have voting rights. Holders of restricted stock have the right to receive all dividends and other distributions paid with respect to those Shares, unless otherwise provided in the applicable agreement; provided that dividends and other distributions shall be accumulated but not paid to the recipient until all applicable vesting terms have been satisfied.

62	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

Restricted Stock Unit and Performance Stock Unit Awards
The Committee may grant restricted stock units or performance stock units (collectively, "stock units") to anyone eligible to participate in the 2025 Plan. A restricted stock unit is an award that is the right to receive Shares or the cash equivalent thereof. A performance unit is a fixed dollar award or an award that is valued by reference to a Share of common stock based on performance goals established and certified by the Committee.
Payment of the value of stock units will not be made until the applicable restrictions established by the Committee lapse. The restrictions may take the form of a period of restriction during which the participant must remain employed, engaged or serving on the applicable board or, in the case of performance units, may require the achievement of one or more pre-established performance criteria.

Holders of stock units have no right to vote the Shares represented by the units unless and until the underlying Shares are issued. While holders of stock units are not eligible to receive dividend payments on the units (dividend payments are only available for Shares that have been issued and are outstanding), the Committee may provide for payment of dividend equivalents or similar distributions with respect to a stock unit award under such terms and subject to such limitations as the Committee deems appropriate, provided, however, that any such dividend equivalents or similar distributions may be accumulated but may not be paid unless and until all applicable vesting terms have been satisfied and the participant has received payment in settlement of the applicable stock units.
Payment for vested stock units may be made, as determined by the Committee, in cash or Shares or a combination thereof at the time of vesting or, if provided for in the award agreement, on a delayed basis either electively or mandatorily.
Stock Appreciation Rights
The Committee may grant SARs to anyone eligible to be a participant in the 2025 Plan. A SAR is the right to the equivalent of the increase in the value of a specified number of Shares over a specified period of time. The Committee will fix the exercise price at the time the SAR is granted, but the exercise price of a SAR cannot be less than 100% of the fair market value of the common stock on the grant date. The Committee will establish the vesting and other restrictions applicable to the exercisability of a SAR.
Each SAR award will entitle the holder, upon exercise, to receive the excess of the fair market value of the common stock subject to the award over the exercise price of the SAR. SARs may be exercised at such times and subject to such conditions as may be prescribed by the Committee, including the requirement that SARs will not be exercisable after ten years from the grant date. Payment of value will be made at the time of exercise in cash or Shares of common stock or a combination thereof, as determined by the Committee.
Holders of SARs will have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the SARs and the issuance of the underlying Shares. SARs granted under the 2025 Plan cannot include any right to dividend equivalents with respect to such SARs or the underlying Shares.
Performance Cash Awards
The Committee may grant performance cash awards to anyone eligible to be a participant in the 2025 Plan. A performance cash award is a cash award based on performance goals established and certified by the Committee.
Prohibition on Repricing
The 2025 Plan prohibits repricing of exercise prices of stock options or SARs, including by way of exchange for another award (except in connection with certain corporate transactions such as a Change of Control or an event referred to in the “Changes in Capitalization and Similar Changes” section below), unless the repricing is submitted to and approved by shareholders.
Termination of Employment or Service
Except as otherwise provided in the 2025 Plan, the Committee shall determine in the applicable award agreement the applicable treatment of awards under the 2025 Plan in connection with a termination of a participant’s employment or service with the Company for any reason.
Change of Control
In the event of a Change of Control, the Committee may, as to any outstanding award, either at the time an award is made or any time thereafter, take any one or more of the following actions in its discretion and without the consent of the participant: (i) provide for acceleration of the vesting, delivery, and exercisability of, and the lapse of time-based and/or performance-based

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	63

vesting restrictions with respect to, any award so that such award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement, or cancellation of any award by the Company, for an amount of cash or securities equal to the amount, if any, that could have been obtained upon the exercise of such award or realization of such participant’s rights had such award been currently exercisable or payable; (iii) provide for the replacement of any stock-settled award with a cash-settled award; (iv) make such adjustment to any such award then outstanding as the Committee deems appropriate to reflect such Change of Control and to retain the economic value of the award; or (v) cause any award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change of Control.
In general terms, a Change of Control under the 2025 Plan occurs if any of the following conditions occur:
•the acquisition by any person of beneficial ownership of 35% or more of either (A) the then outstanding Shares or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;
•a majority of the members of the Board is replaced by directors whose appointment or election is not endorsed by at least a majority of the incumbent directors;
•the consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company; or
•approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Changes in Capitalization and Similar Changes

In the event of any change in the outstanding Shares of the Company’s common stock by reason of any stock dividend, stock split or combination, spin-off, recapitalization, merger, or similar transaction or change in the Company’s capital stock, the aggregate number and kind of Shares reserved under the 2025 Plan and subject to outstanding awards under the 2025 Plan, the exercise price of options and/or SARs, annual limits, and other relevant provisions will be proportionately, equitably and appropriately adjusted by the Committee in its discretion.
Withholding
All awards under the 2025 Plan are subject to applicable U.S. federal (including FICA), state, local and foreign tax withholding requirements. The Committee may permit participants to elect or the Committee may require participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a fair market value equal to the amount required to be withheld, or by delivering to the Shares that the participant has previously acquired and owned having a fair market value equal to the amount required to be withheld.
Transferability
In general, stock options, restricted stock, restricted stock units, SARs, and performance units granted under the 2025 Plan may not be sold, transferred, pledged, assigned, or otherwise encumbered by a participant, other than upon the death of the participant or, if permitted by the Committee with respect to awards other than incentive stock options, pursuant to a domestic relations order. The 2025 Plan permits the Committee to provide for non-qualified stock options that are transferable to certain family members (or certain related trusts, partnerships or entities), consistent with applicable securities laws.
Amendment; Termination
The Board may terminate, amend, or modify the 2025 Plan in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Code, under the rules and regulations under Section 16 of the Exchange Act, under the rules and regulations of the exchange on which the Company’s common stock is then listed, by any regulatory body having jurisdiction with respect thereto, or pursuant to any other applicable laws, rules or regulations. No termination, amendment or modification of the 2025 Plan, other than in connection with a Change of Control or capital adjustment pursuant to the 2025 Plan or as required by applicable law, may adversely affect any awards previously granted under the 2025 Plan without the participant’s written consent.
Term of the 2025 Plan
If approved by the shareholders, the 2025 Plan will automatically terminate on May 20, 2035, unless terminated sooner by the Board as described above or extended by the Board with the approval of the shareholders.

64	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

Clawback; Other Policies
All awards granted under the 2025 Plan (whether vested or unvested) will be subject to repayment to (i.e., clawback by) the Company or a related entity in the event repayment is required by the terms of the Company’s recoupment, clawback or similar policy or by applicable federal or state law or regulation or applicable listing standard of any exchange on which the Company’s stock is then listed or reported, in each case, as in effect from time to time. For a more detailed description of the Company's clawback policies, see "Clawback Policies" in Compensation Discussion and Analysis. Additionally, all awards under the 2025 Plan will be subject to any share trading policies and other applicable policies that may be approved or implemented by the Committee or the Board from time to time.
Certain Federal Income Tax Considerations
The following is a summary of certain federal income tax consequences of awards under the 2025 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.
Non-Qualified Stock Options
A participant generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the Shares purchased over the exercise price. The Company generally will be entitled to a corresponding tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any Shares received upon the exercise of an option will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant) depending upon the length of time such Shares were held by the participant.
Incentive Stock Options
Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an exercise price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within ten years from the grant date. A participant granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the participant other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the Shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the Shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the participant will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise over the exercise price or (ii) the excess of the amount realized on the sale over the exercise price. Any additional amount realized will be taxed as capital gain.
Restricted Stock Awards
A participant who has been granted a restricted stock award will realize taxable income at the time the award is no longer subject to restrictions that constitute a “substantial risk of forfeiture” (within the meaning of the Code), unless the participant makes a Section 83(b) election as described below. A participant will recognize ordinary income in an amount equal to the fair market value of the Shares at the time the Shares are no longer subject to a substantial risk of forfeiture. The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions.
A participant’s tax basis in the Shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time.
Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the Shares of stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such Shares of stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the Shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	65

deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
Restricted Stock Units and Performance Units
A participant who has been granted a restricted stock unit or performance unit award will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Code, since no Shares are actually transferred to the participant on the grant date. Upon the settlement of a restricted stock unit or performance unit award in cash or Shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Stock Appreciation Rights
A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any Shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any Shares received upon exercise of a SAR will be the fair market value of the Shares on the date of exercise, and if the Shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such Shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the Shares are a capital asset of the participant) depending upon the length of time such Shares were held by the participant.
Performance Cash Awards
A participant who has been granted a performance cash award under the 2025 Plan will generally recognize as taxable income the amount of cash and/or the fair market value of any Shares or other property received in respect of the performance cash award on the date the restricted or performance period ends over the amount, if any, paid for the award. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income.
Change of Control
Any acceleration of the vesting or payment of awards under the 2025 Plan in the event of a change of control or termination of service following a change of control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Section 280G of the Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.
Impact of Section 409A
Section 409A of the Code applies to deferred compensation, which is generally defined as compensation earned currently, the payment of which is deferred to a later taxable year. Awards under the 2025 Plan are intended to be exempt from the requirements of Section 409A of the Code or to satisfy its requirements. An award that is subject to Section 409A of the Code and fails to satisfy its requirements will subject the holder of the award to immediate taxation, interest and an additional 20% tax on the vested amount underlying the award.
Section 162(m) of the Code
Section 162(m) of the Code generally disallows a tax deduction to a publicly held company for compensation in excess of $1 million paid to its “covered employees,” which generally includes the chief executive officer, chief financial officer and the next three most highly compensated officers. Once an employee is determined to be a covered employee under these provisions, such employee will remain a covered employee regardless of future changes to the employee’s title or compensation. The term “covered employees” will be expanded beginning with tax years after December 31, 2026 to include the five officers outlined above plus the next five most highly compensated employees (i.e., ten employees in total).
Tax Advice
The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2025 Plan. A participant may also be subject to state, local and/or foreign taxes in connection with the grant of awards under the 2025 Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
New Plan Benefits
Future benefits under the 2025 Plan generally will be granted at the discretion of the Committee and are therefore not currently determinable. No

66	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

awards have been granted that are contingent on the approval of the 2025 Plan.
Each NEO’s employment agreement provides for eligibility to receive a long-term incentive award under the 2020 Plan (or any successor plan) with an annual target amount of no less than $3,100,000 for Mr. Boston and Ms. Popenoe or 250% of annual base salary for Mr. Colligan. With respect to the annual 2025 grants, in February 2025, there were not enough shares available under the 2020 Plan for the Company to grant awards equal to the full target amounts to the NEOs. Consequently, the Company granted a portion of the 2025 grants to the NEOs in February 2025 (approximately 82% of each NEO’s target amount), and the Board expects to approve additional grants covering the remainder of the target amounts under the Dynex, Inc. 2025 Stock and Incentive Plan, if approved, based on the average closing price of the common stock for the 20 trading days ending the day before the applicable grant date.

Vote Required for Approval of this Proposal and Recommendation of the Board
Proposal Three will be approved if the number of votes cast for the proposal by holders entitled to vote exceeds the number of votes cast against the proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE DYNEX, INC. 2025 STOCK AND INCENTIVE PLAN, AS DISCLOSED IN THIS PROXY STATEMENT.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	67

PROPOSAL FOUR RATIFICATION OF THE SELECTION OF THE COMPANY’S AUDITORS

The Audit Committee has selected the firm of Ernst & Young LLP (“EY”) as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2025.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of EY as the Company’s independent auditor. The Audit Committee:
•    reviews all non-audit services and engagements provided by EY, if any, specifically with regard to the impact on the firm’s independence;
•    conducts an annual assessment of EY’s service quality, and its working relationship with our management;
•    conducts periodic private meetings separately with each of EY and our management;
•    approves the selection of EY’s new lead engagement partner with each rotation;
•    at least annually obtains and reviews a report from EY describing all relationships between the independent auditor and the Company; and
•    periodically considers whether there should be regular rotation of the independent auditor.
Based on the above, the members of the Audit Committee and the Board believe that retention of EY to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders.
Although ratification is not required, the Board is submitting the selection of EY to our shareholders for ratification because we value our shareholders’ views on the Company’s independent certified public accountants, and as a matter of good governance practice. In the event that shareholders do not ratify the selection of EY, the Audit Committee will consider making a change in auditors for the Company for the fiscal year ending December 31, 2025.
Representatives of EY are expected to attend the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.
Change of Independent Registered Public
Accounting Firm
For the fiscal years ended December 31, 2005 through December 31, 2024, BDO USA, LLP (“BDO”) served as our independent registered public accounting firm. Consistent with its duty to oversee the Company's independent public accounting firm, the Audit Committee completed in 2025 a competitive selection process, inclusive of BDO, to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. As disclosed in the Current Report on Form 8-K filed with the SEC on December 19, 2024, following the review and evaluation of the proposals of the participating firms, on December 18, 2024, the Audit Committee approved the dismissal of BDO as the Company’s independent registered public accounting firm, following completion of its audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2024. On February 28, 2025, when the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, with the SEC, BDO completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s engagement of BDO as our independent registered public accounting firm ended as of that date.
BDO’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2024 and 2023, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports, or (2) reportable events (as described in Item
304(a)(1)(v) of Regulation S-K).
As a result of the process noted above and following the review and evaluation of proposals from all participating firms, on December 18, 2025,

68	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

the Audit Committee approved the appointment of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and an engagement letter was subsequently signed on January 3, 2025.
During the fiscal years ended December 31, 2024 and 2023, neither the Company nor anyone on its behalf consulted with EY regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Vote Required for Approval of this Proposal
and Recommendation of the Board
Proposal Four will be approved if the number of votes cast for the proposal by holders entitled to vote exceeds the number of votes cast against the proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP, AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	69

AUDIT INFORMATION
PRINCIPAL ACCOUNTANT FEES
The following information is furnished with respect to fees billed for professional services rendered to the Company by BDO for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2024 and 2023, respectively, and fees billed for other services rendered by BDO during those periods. Information related to audit fees for 2024 includes amounts billed through December 31, 2024, and additional amounts estimated to be billed for the 2024 period for audit services rendered.

	For Fiscal Year Ended December 31,
	2024	2023
Audit Fees(1)	$982,583	$662,527
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$982,583	$662,527

(1)Audit Fees include: (i) the audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (ii) reviews of the interim consolidated financial statements included in the Company’s quarterly reports on Form 10-Q and (iii) comfort letters, consents and other services normally provided related to SEC and other regulatory filings.

AUDIT COMMITTEE PRE-APPROVAL POLICY
In accordance with the Audit Committee Charter, all audit (including audit-related) and non-audit services performed by BDO, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by the Company’s independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent the Company specifically incorporates this Audit Committee Report therein and shall not otherwise be deemed filed under such Acts.
The Audit Committee, among other responsibilities, engages the independent public accountants, reviews with the independent public accountants the plans and results of any audits, reviews other professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of internal accounting controls. The Audit Committee is comprised of four directors, each of whom is independent for audit committee purposes, as defined by the regulations of the SEC and the NYSE listing standards.
The Audit Committee has reviewed and discussed with management and the independent accountants the Company’s audited financial statements and the results of their examination and evaluation of the Company’s internal controls for fiscal year 2024. The Audit Committee also discussed with management and the independent accountants the quality and adequacy of the Company’s internal controls and the internal audit

70	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

AUDIT INFORMATION
functions, organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent accountants and the internal auditors their audit plans, audit scope and identification of audit risks. In addition, the Audit Committee has discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit Committee has received from the independent accountants written disclosures and a letter regarding BDO’s communications with the Audit Committee concerning independence, as required by the applicable requirements of the PCAOB. These disclosures have been reviewed by the Audit Committee, and the Audit Committee has discussed with the independent accountants the independent accountants’ independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2024 for filing with the SEC.

Audit Committee
Joy D. Palmer, Chairperson
Marie A. Chandoha
Alexander I. Crawford
Andrew I. Gray

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	71

PROPOSAL FIVE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK

The Board has unanimously approved, and recommends that the shareholders approve, an amendment to Article III of our Articles of Incorporation, to increase the number of authorized shares of our common stock from 180,000,000 to 360,000,000. A copy of this amendment is attached as Appendix B to this proxy statement. If this amendment is approved by our shareholders, the “Common Stock” section of Article III of our Articles of Incorporation will be amended and restated in its entirety as follows:
Common Stock

"The number of shares of Common Stock that the Corporation all have the authority to issue shall be 360,000,000 shares of Common Stock with the par value of $0.01 each.
No holder of shares of any class of the Common Stock of the Corporation shall have any preemptive or preferential right to purchase or subscribe to (i) any shares of any class of the Corporation, whether now or hereafter authorized; (ii) any warrants, rights, or options to purchase any such shares; or (iii) any securities or obligations convertible into any such shares or into warrants, rights, or options to purchase any such shares.”
The remaining provisions of our Articles of Incorporation would remain unchanged.
As of our record date of March 12, 2025, we had 96,202,122 shares outstanding, which represented approximately 53% of the authorized shares of common stock under our Articles of Incorporation. On March 12, 2025, we had approximately 83.8 million unissued shares, of which approximately 11.8 million shares were reserved for issuance upon redemption of our Series C Preferred Stock and 1,521,483 shares were reserved for issuance under our 2020 Stock and Incentive Plan. An additional 12 million shares will be reserved for issuance under the 2025 Stock and Incentive Plan if approved as described in Proposal 3. We believe the unissued and not otherwise reserved shares of approximately 58.4 million is inadequate to provide us with the flexibility necessary to respond to future needs and opportunities. The Board has determined that this amendment is in the best interest of the Company and its shareholders and recommends that the shareholders approve this amendment.
If the amendment is approved, then the number of authorized but unissued shares of common stock would be increased to 231,648,335. The Board believes that the proposed increase in the number of authorized shares of common stock will benefit the Company by improving its flexibility in responding to future business needs and opportunities. While there is no immediate planned use for these shares, the additional authorized shares will be available for issuance from time to time to enable the Company to respond to future business opportunities requiring the issuance of shares, including issuances of common stock through the Company’s at-the-market program, stock splits or dividends, the consummation of common stock-based financings, acquisitions involving the issuance of common stock, issuances of common stock under any equity compensation plans and issuances of common stock for other general corporate purposes that the Board may deem advisable. The Board is seeking approval for the amendment at this time because opportunities requiring prompt action may arise in the future, and the Board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of shareholders could deprive the Company and its shareholders of the ability to take advantage of potential opportunities. The terms upon which any such shares of common stock may be issued would be determined by the Board.
Our shareholders have no preemptive rights to acquire additional shares of common stock, which means that current shareholders do not have a right to purchase any new issuance of shares of common stock in order to maintain their proportionate ownership interests in the Company. Since our shareholders have no preemptive rights, we could implement the amendment at any time following shareholder approval without further authorization from the shareholders of the Company, except to the extent otherwise required by law or regulation or the NYSE rules and listing standards. The additional shares for which authorization is sought would be identical to the shares of our common stock now authorized.

The proposed increase in the number of authorized shares of common stock is not intended to impede a change of control of the Company, and we are not aware of any current efforts to acquire control of the Company or otherwise accumulate shares of our common

72	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

stock. It is possible, however, that the additional shares contemplated by the amendment could be issued in connection with defending the Company against a hostile takeover bid to dilute the equity ownership of a person or entity seeking to obtain control of the Company, or in a private placement with purchasers who might side with the Board if it chose to oppose a specific change of control. These additional shares also could be issued in order to deter an attempt to replace the Board by diluting the percentage of shares held by persons seeking to control us by obtaining seats on the Board. Accordingly, the amendment could have the effect of discouraging efforts to gain control of the Company in a matter not approved by the Board. The actual issuance of additional shares of our common stock in the future could have a dilutive effect on earnings per share and on the equity and voting rights of the present holders of our common stock. We currently have no formal plans, understandings, contracts, agreements or arrangements with respect to the issuance of additional shares of common stock not previously authorized for issuance by the Board.

If this proposal is approved by the shareholders at the Annual Meeting, the Company expects to deliver, as soon as reasonably practicable, to the Virginia State Corporation Commission articles of amendment reflecting such approval, and the change is expected to be effective in the second quarter of 2025. Although the Company intends to file the amendment with the Virginia State Corporation Commission as soon as reasonably practicable after the amendment is approved by shareholders, the Board reserves the right to delay or abandon the amendment at its discretion.

The proposal to amend the Articles of Incorporation to increase the number of authorized shares of the Company’s common stock requires an affirmative vote of a majority of the votes entitled to be cast on the matter.

If you fail to vote, your failure to vote will have the same effect as a vote against approval of the amendment. If you are a shareholder and you respond with an “abstain” vote, your proxy will have the same effect as a vote against approval of the amendment. If you do not hold your shares in street name and respond but do not indicate how you want to vote on the amendment, your proxy will be counted as a vote in favor of such proposal.
Vote Required for Approval of this Proposal
and Recommendation of the Board
Proposal Five will be approved if a majority of the outstanding shares entitled to vote on this proposal vote "FOR" the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 180,000,000 TO 360,000,000.

DYNEX CAPITAL, INC.	2025 PROXY STATEMENT	73

DEADLINES FOR SUBMISSION OF SHAREHOLDER PROPOSALS

SHAREHOLDER PROPOSALS
Any shareholder proposal to be considered for inclusion in the Company's proxy materials for the 2026 Annual Meeting of shareholders must comply with Rule 14a-8 under the Exchange Act and must be received by the Company’s Secretary, at the Company’s principal executive office address set forth at the beginning of this Proxy Statement on or before November [ ],    2025. If any shareholder desires to present a proposal to be acted upon at the 2026 Annual Meeting of shareholders (including a nomination for director), but not for inclusion in the Company's proxy materials, written notice of such proposal must be received, in proper form, by the Company's Secretary at the Company's principal executive office address set forth at the beginning of this Proxy Statement no earlier than September [ ], 2025 and no later than December [ ], 2025. The proxy solicited by the Board for the 2026 Annual Meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at the meeting if the Company has not received notice of such proposal within this time period, in writing delivered to the Company's Secretary. Shareholder proposals must be submitted by a shareholder of record and must set forth the information required by the Company's Bylaws. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder of record.

ANNUAL REPORT ON FORM 10-K
A copy of the Company’s Annual Report on Form 10-K for fiscal year 2024 and a list of all its exhibits will be supplied without charge to any shareholder upon written request sent to the Company’s principal executive offices: Dynex Capital, Inc., Attention: Investor Relations, 4991 Lake Brook Drive, Suite 100, Glen Allen, Virginia 23060. Exhibits to the Form 10-K are available for a reasonable fee. You may also view the Company’s Annual Report on Form 10-K and its exhibits online at the SEC website at www.sec.gov or on the Company’s website at www.dynexcapital.com under “Investors — SEC Filings.” Information contained on our website is not incorporated by reference into this Proxy Statement or any other report filed with the SEC.

By Order of the Board of Directors

Robert S. Colligan
Chief Financial Officer, Chief Operating Officer, and Secretary

[ ]

74	2025 PROXY STATEMENT	DYNEX CAPITAL, INC.

Appendix A
DYNEX CAPITAL, INC.
2025 STOCK AND INCENTIVE PLAN

ARTICLE I
Establishment, Purpose and Duration
1.1    Establishment of the Plan.
(a)    Dynex Capital, Inc., a Virginia corporation (the “Company”), hereby establishes the Dynex Capital, Inc. 2025 Stock and Incentive Plan (the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Cash Awards to Employees of the Company or its Subsidiaries and the grant of Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Cash Awards to Non-Employee Directors of the Company or its Subsidiaries or to Consultants or Advisors to the Company or its Subsidiaries.
(b)    The Plan was adopted by the Board on March 24, 2025 and will become effective on the date of the 2025 annual meeting of the Company’s shareholders, May 20, 2025 (the “Effective Date”), upon approval of the Plan by the Company’s shareholders. From and after the Company’s shareholders’ approval of the Plan on the Effective Date, no additional awards shall be made under the Company’s 2020 Stock and Incentive Plan (the “2020 Plan”) although outstanding awards under the 2020 Plan shall remain outstanding in accordance with their terms.
1.2    Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to Employees, Non-Employee Directors, Consultants and Advisors that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The Plan is designed to provide flexibility to the Company, including its subsidiaries, in its ability to attract, retain the services of, and motivate Employees, Non-Employee Directors, Consultants and Advisors upon whose judgment, experience, interest, and special effort the successful conduct of the Company’s operations is largely dependent.
1.3    Duration of the Plan. The Plan shall become effective on the Effective Date, as described in Section 1.1(b). No Award may be granted under the Plan after May 19, 2035. Awards outstanding on such date shall remain valid in accordance with their terms. The Board shall have the right to terminate the Plan at any time pursuant to Article XVI.
ARTICLE II
Definitions
2.1    Definitions. The following terms shall have the meanings set forth below:

(a)    “Advisor” means a natural person who provides bona fide advisory services to the Company or its Subsidiaries, provided the services are not in connection with a capital-raising transaction and the person does not directly or indirectly promote or maintain a market for the Company’s securities.
(b)    “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.
(c)    “Agreement” means a written agreement or other instrument or document, which may be in electronic format, implementing the grant of an Award and setting forth the specific terms of an Award, and which is signed or acknowledged (including a signature or acknowledgment in electronic format) by an authorized officer of the Company and the Participant. The Company’s Chief Executive Officer or Co-Chief Executive Officer, Chief Financial Officer, Chairman of the Committee, Chairman of the Board, and such other directors or officers of the Company as shall be designated by the Committee are hereby authorized to execute or acknowledge Agreements on behalf of the Company (including a signature or acknowledgment in electronic format) and to cause Agreements to be delivered to each Participant (including delivery in electronic format).
(d)    “Award” means a grant of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Unit and/or Performance Cash Award.
(e)    “Award Date” means the date on which an Award is made (also referred to as “granted”) by the Committee under this Plan.
(f)    “Beneficiary” means the person designated by a Participant pursuant to Section 17.11.
(g)    “Board” means the Board of Directors of the Company, unless otherwise indicated.
(h)    “Cause” has the meaning set forth in any employment agreement, or, if none, in any severance or change of control agreement, then in effect between the Participant and the Company or a subsidiary, if applicable, and, if the Participant has no such agreement or if such agreement does not define the term, “Cause” means (i) the Participant’s failure to comply with a lawful directive of the Board of Directors of the Company or a subsidiary or of any supervisory personnel, (ii) any criminal act by the Participant, (iii) any act of dishonesty or misconduct by the Participant that has an adverse effect on the property, operations, business or reputation of the Company or a subsidiary, or (iv) the material breach by the Participant of any written policies of the Company or a subsidiary or the terms of any confidentiality, non-competition, non-solicitation or other agreement that the Participant has with the Company or a subsidiary.

(i)    “Change of Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied at any time after the Effective Date:
(i)    the acquisition by any person, including a group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership of thirty-five percent (35%) or more of either (A) the then outstanding shares of Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); or
(ii)    the composition of the Company’s Board shall change such that the individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) no longer comprise at least a majority of the members of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or
(iii)    consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination:
(A)    the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, at least eighty percent (80%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries or affiliates) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company

Common Stock and Outstanding Company Voting Securities, as the case may be; and
(B)    at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Incumbent Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(iv)    approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clause (A) or (B) of Section 2.1(i)(iii).
For purposes of this definition, a Change of Control occurs on the date on which an event described in (i), (ii), (iii) or (iv) occurs, provided that if a Change of Control occurs on account of a series of transactions or events, the Change of Control occurs on the date of the last of such transactions or events.
For purposes of this definition only, the term “person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, and “beneficial ownership” has the meaning given the term in Rule 13d-3 under the Exchange Act.
Notwithstanding the foregoing, if an Award constitutes deferred compensation subject to Code Section 409A and the Award provides for payment upon a Change of Control, then, for purposes of such payment provisions, no Change of Control shall be deemed to have occurred upon an event described in items (i)-(iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.
(j)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(k)    “Committee” means the committee of the Board appointed by the Company to administer the Plan pursuant to Article III, which shall be the Compensation Committee of the Board of Directors of the Company, unless a subcommittee is required as provided below or unless the Board of Directors of the Company determines otherwise. All members of the Committee shall be “independent directors” under applicable listing standards of any national securities exchange or system on which the Stock is then listed or reported. For actions which require that all of the members of the Committee constitute “nonemployee directors” as defined in Rule 16b-3, or any similar or successor rule, the Committee may consist of a subcommittee of at least two members of the Compensation Committee meeting such qualifications. In the event the Board of Directors of the Company exercises the authority of the Committee in connection with the Plan or an Award as contemplated by Section 3.1(a), the term

“Committee” shall refer to the Board of Directors of the Company in connection with the Plan or with regard to that Award.
(l)    “Consultant” means a natural person who provides bona fide consulting services to the Company or its Subsidiaries, provided the services are not in connection with a capital-raising transaction and the person does not directly or indirectly promote or maintain a market for the Company’s securities.
(m)    “Disability” or “Disabled” means, with respect to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.
(n)    “Employee” means any employee of the Company or its Subsidiaries.
(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(p)    “Fair Market Value” of a Share means (i) the per Share price at the close of business on the applicable principal U.S. market on the relevant date if it is a trading date, or, if not, on the most recent date on which the Stock was traded prior to such date, as reported by the national securities exchange or system for the applicable principal U.S. market, or (ii) if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.
(q)    “Good Reason” has the meaning set forth in any employment agreement, or, if none, in any severance or change of control agreement, then in effect between the Participant and the Company or a subsidiary, if applicable, and, if the Participant has no such agreement or if such agreement does not define the term, “Good Reason” means any of the following that occurs without the Participant’s consent: (i) a material diminution in the Participant’s authority, duties or responsibilities; (ii) a material diminution in the Participant’s base compensation; or (iii) a relocation of the primary location at which the Participant must perform services to a location that is more than fifty (50) miles away. The Participant is required to provide notice to the Company of the existence of a condition described in this Section 2.1(q) within a ninety (90) day period of the initial existence of the condition, upon the notice of which the Company shall have thirty (30) days to remedy the condition. If the condition is remedied within thirty (30) days, then “Good Reason” does not exist. If the condition is not remedied within thirty (30) days, then the Participant must resign within ninety (90) days of the expiration of the remedy period for “Good Reason” to exist.
(r)    “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI, which is designated as an incentive stock option and is intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code Section 422.

(s)    “Non-Employee Director” means an individual who is a member of the board of directors of the Company or any Subsidiary thereof who is not an employee of the Company or any Subsidiary thereof.
(t)    “Nonqualified Stock Option” means an option to purchase Stock, granted under Article VI, which is not intended to be an Incentive Stock Option and is so designated.
(u)    “Option” means an Incentive Stock Option or a Nonqualified Stock Option.
(v)    “Participant” means an Employee, Non-Employee Director, Consultant or Advisor who has been granted an Award under the Plan and whose Award remains outstanding.
(w)    “Performance-Based Compensation Award” means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of the Performance Goal(s) applicable thereto. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal(s) and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement.
(x)    “Performance Cash Award” means an Award of cash granted to a Participant pursuant to Article XI.
(y)    “Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award that a Participant is entitled to exercise, receive or retain. For purposes of the Plan, a Performance Goal may be particular to a Participant, and may include, but is not limited to, one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of a Subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award: (i) stock value or increases therein, (ii) total shareholder return, relative total shareholder return or comparative total shareholder return, (iii) total shareholder equity, (iv) operating revenue, (v) commodity revenue, (vi) book value or book value growth, book value per share or per common share or growth in book value per share or per common share, (vii) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share, (viii) dividends, (ix) dividends paid, (x) earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), (xi) diluted and basic earnings per share or diluted earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), including fully diluted earnings per share after extraordinary events, (xii) net earnings, (xiii) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth, (xiv) profits or profit growth (net profit, gross profit, operating profit, net operating profit, economic profit, profit margins or other corporate profit measures),

(xv) cash flow, operating cash flow and/or free cash flow (either before or after dividends), (xvi) cash from operations, (xvii) operating or other expenses or growth thereof, (xviii) operating efficiency, (xix) return on equity, (xx) return on tangible equity or return on tangible common equity, (xxi) return on assets, portfolio assets, net assets, capital or investments (including return on total capital or return on invested capital), (xxii) return on operating revenue, (xxiii) sales or revenues or growth thereof, (xxiv) portfolio growth, (xxv) servicing volume, (xxvi) production volume, (xxvii) improvement in or attainment of working capital levels, (xxviii) improvement in or attainment of expense levels, (xxix) assets under management or growth thereof, (xxx) cost control measures, (xxxi) regulatory compliance, (xxxii) gross, operating or other margins, (xxxiii) efficiency ratio (as generally recognized and used for financial reporting and analysis), (xxxiv) operating ratio, (xxxv) income or net income (either before or after taxes), (xxxvi) operating income, net operating income, or core net operating income, (xxxvii) interest income, (xxxviii) net interest income, (xxxix) net interest margin, (xl) noninterest income, (xli) non-interest expense, (xlii) delinquency ratios, (xliii) credit loss levels, (xliv) credit quality, net charge-offs and/or non-performing assets, (xlv) provision expense, (xlvi) productivity, (xlvii) satisfactory internal or external audits, (xlviii) improvement of financial ratings, (xlix) achievement of balance sheet or income statement objectives, (l) quality measures, (li) peer ranking or peer performance based on a public index, (lii) peer ranking or peer performance based on a Committee-determined group of peers, (liii) number or dollar amount of securities sold, (liv) debt reduction, (lv) gain on sale of investments, (lvi) achievement of risk management objectives, (lvii) achievement of strategic performance objectives or other strategic objectives, (lviii) achievement of merger or acquisition objectives, (lix) implementation, management or completion of critical projects or processes, (lx) market capitalization, (lxi) total enterprise value (market capitalization plus debt), (lxii) economic value added, (lxiii) total economic return, (lxiv) general and administrative expense (either including or excluding litigation costs), (lxv) debt leverage (debt to capital), (lxvi) market share or (lxvii) any component or components of the foregoing (including, without limitation, determination thereof, in the Committee’s sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments, nonrecurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results). Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The Committee shall determine the Performance Period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. In the Committee’s sole discretion, the Committee may adjust the compensation or economic benefit due upon attainment of Performance Goals and adjust the Performance Goals to take into account such circumstances as the Committee deems appropriate.

(z)    “Performance Period” means the time period during which a Performance Goal must be met in connection with a Performance-Based Compensation Award. Such time period shall be set by the Committee.
(aa)    “Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Article X, valued by reference to the Fair Market Value of Stock or valued as a fixed dollar amount, and subject to achievement or satisfaction of one or more Performance Goals. Performance Units are payable in cash, Stock or a combination thereof. Even to the extent a Performance Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Performance Unit Award does not constitute receipt of the underlying Shares.
(bb)    “Period of Restriction” means the period during which Shares of Restricted Stock are subject to a substantial risk of forfeiture and/or subject to limitations on transfer, pursuant to Article VII, or the period during which Restricted Stock Units are subject to vesting requirements, pursuant to Article VIII. The relevant restriction may lapse based on a period of time or after meeting performance criteria specified by the Committee, or both. The Period of Restriction shall be set by the Committee.
(cc)    “Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VII, which is subject to a substantial risk of forfeiture and/or subject to limitations on transferability until the designated conditions for the lapse of such restrictions are satisfied.
(dd)    “Restricted Stock Unit” or “RSU” means an Award designated as the right to receive shares of Stock or the cash equivalent thereof granted to a Participant pursuant to Article VIII, and subject to vesting requirements. Restricted Stock Units are payable in cash, Stock or a combination thereof. Even to the extent a Restricted Stock Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Restricted Stock Unit Award does not constitute receipt of the underlying Shares.
(ee)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, including any corresponding subsequent rule or any amendments enacted after the Effective Date.
(ff)    “Stock” or “Shares” means the common stock of the Company, par value $0.01 per share.
(gg)    “Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article IX, and payable in cash, Stock or a combination thereof.
(hh)    “10% Shareholder” means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

(ii)    For purposes of Incentive Stock Options, “Subsidiary” shall mean a corporation at least fifty percent (50%) of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries. For purposes of all Awards other than Incentive Stock Options, “Subsidiary” shall mean any entity that would be considered a single employer with the Company within the meaning of Code Section 414(b) or Code Section 414(c), except to the extent a different definition is required under Code Section 409A.
(jj)    “Substitute Award” means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
ARTICLE III
Administration
3.1    The Committee.
(a)    The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “non-employee directors” as that term is defined in Rule 16b-3, or by the Board. In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an “independent director” under applicable listing standards of any national securities exchange or system on which the Stock is then listed or reported and/or was not a “nonemployee director” as defined in Rule 16b-3, as applicable, on the Award Date, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. Any authority granted to the Committee may also be exercised by the full Board.
(b)    The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the type, size, terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan, including the ability to resolve any ambiguities and define any terms; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan to the extent permitted by Code Section 409A; (vi) to determine the duration and purposes of leaves of absence or changes in status that may be granted to a Participant without constituting a termination of the Participant’s employment or service for purposes of the Plan or the applicable Agreement(s); (vii) to determine and adopt terms, guidelines and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Awards under the Plan; and (viii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The interpretation and construction of any provisions of the Plan or an Agreement by the Committee shall be final and conclusive. In the event of a conflict or inconsistency between the Plan and any Agreement, the Plan shall govern, and the Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.
(c)    The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
(d)    The Committee, in its discretion, may delegate to the Company’s Chief Executive Officer or to one or more of its Co-Chief Executive Officers all or part of the Committee’s authority and duties with respect to Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegee or delegees that were consistent with the terms of the Plan.
3.2    Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Employees, Non-Employee Directors, Consultants and Advisors as may be selected by the Committee. Each Award shall be evidenced by an Agreement.
3.3    Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.
3.4    Rule 16b-3 Requirements. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3.
3.5    Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.
ARTICLE IV
Stock Subject to the Plan
4.1    Number of Shares.
(a)    Subject to adjustment as provided in Article XIII, the aggregate number of Shares that may be issued or delivered under the Plan shall not exceed 12,000,000 Shares. In addition, as described below, any Shares subject to an outstanding Award under the 2020 Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such Shares, or is settled in cash, shall be available for new Awards under this Plan, subject to adjustment as provided in Article XIII. Shares issued under the Plan may consist, in whole or in part, of authorized but unissued Shares, treasury Shares or Shares reacquired by the Company in any manner, or a combination thereof. Except as provided in Section 4.2, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.
(b)    Subject to adjustment as provided in Article XIII, no more than an aggregate of 12,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject of disqualifying dispositions within the meaning of Code Sections 421 and 422).
(c)    To the extent not prohibited by applicable law, rule or regulation, Shares delivered or deliverable in connection with any Substitute Award shall not reduce the number of Shares authorized for grant pursuant to this Section 4.1.
4.2    Lapsed Awards or Forfeited Shares. If any Award granted under this Plan or under the 2020 Plan expires, or is terminated or surrendered for any reason without issuance of Shares, or is settled in cash, after the Effective Date, or if Shares issued pursuant to Awards under this Plan or under the 2020 Plan are forfeited after the Effective Date, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to adjustment as provided in Article XIII.
4.3    Use of Shares as Payment of Exercise Price or Taxes. Shares withheld by the Company, delivered by the Participant, or otherwise used to pay the Option Price pursuant to the exercise of an Option or the SAR Exercise Price pursuant to the exercise of a SAR shall not be available for future Awards under the Plan. Shares withheld by the Company, delivered by the Participant, or otherwise used to satisfy payment of withholding taxes associated with an Award shall not be available for future Awards under the Plan. To the extent Shares are delivered or withheld pursuant to the exercise of an Option or a SAR, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for future Awards under the Plan, as opposed to counting only those Shares issued upon exercise. For the avoidance of doubt, if Shares are repurchased by the Company on the open market with the proceeds of the Option Price of Options or the SAR Exercise Price of SARs (including with respect to options or stock appreciation rights granted under the 2020 Plan), such Shares may not again be made available for issuance under the Plan.
4.4    Individual Limits for Non-Employee Directors. The maximum aggregate grant date value of Shares subject to Awards granted to any Non-Employee Director during any calendar year ending after the Effective Date, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non-Employee Director during the calendar year, shall not exceed $900,000 in total value. For purposes of this limit, the value of such

Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.
4.5    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award thereunder. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
ARTICLE V
Eligibility
The individuals eligible to participate in the Plan are (i) all Employees, (ii) all Non-Employee Directors, and (iii) all individuals providing bona fide consulting or advisory services to the Company or its Subsidiaries (including any entity that becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee, are Consultants or Advisors. The grant of an Award shall not obligate the Company to pay an Employee, Non-Employee Director, Consultant or Advisor any particular amount of remuneration, to continue the employment of an Employee or the service of a Non-Employee Director, Consultant or Advisor after the grant, or to make further grants to an Employee, Non-Employee Director, Consultant or Advisor at any time thereafter.
ARTICLE VI
Stock Options
6.1    Grants of Options. Subject to the terms and provisions of the Plan, Options may be granted to such Employees, Non-Employee Directors, Consultants or Advisors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that only Nonqualified Stock Options may be granted to Non-Employee Directors, Consultants and Advisors.
6.2    Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of the Option, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option or Nonqualified Stock Option, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Nonqualified Stock Option. No Option may be exercised after the expiration of its term or, except as set forth in the Agreement, after the termination of the Participant’s employment or service. The Committee shall set forth in the Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service, provided that no Incentive Stock Option may be exercised after (a) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (b) one year from the Participant’s termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Stock

Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.
6.3    Option Price. The exercise price per share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the limitations described in this Section 6.3 and the Plan. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Award Date. In addition, an ISO granted to an Employee who, at the time of grant, is a 10% Shareholder, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock on the Award Date.
6.4    Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its Award Date. In addition, an ISO granted to an Employee who, at the time of grant, is a 10% Shareholder, shall not be exercisable later than the fifth (5th) anniversary date of its Award Date.
6.5    Exercisability.
(a)    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.
(b)    An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Award Date) of the Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any Subsidiary shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonqualified Stock Options to the extent permitted by law.
6.6    Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form (which may be electronic) prescribed by the Committee (or its delegee) setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise. To the extent approved by the Committee from time to time, the Option Price shall be payable to the Company in full either (a) in cash, (b) by delivery of Shares of Stock that the Participant has previously acquired and owned valued at Fair Market Value at the time of exercise, (c) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale proceeds with respect to the sale of Stock, the amount necessary to pay the Option Price and, if necessary, applicable withholding taxes, (d) by the Company withholding Shares otherwise issuable upon the exercise valued at Fair Market Value at the time of exercise, or (e) by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall, in the Committee’s discretion, either deliver to the Participant stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name, or deliver the appropriate number of Shares in book-entry or electronic form.
6.7    Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable federal securities law, under the requirements of any national securities exchange or system on which the Stock is then listed or reported, and under any blue sky or state securities laws applicable to such Shares. The Committee may specify in an Agreement that Stock delivered on exercise of an Option is Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Option Price therefor in the event the Participant does not complete a specified service period after exercise.
6.8    Nontransferability of Options.
(a)    In general, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than upon the death of the Participant in accordance with Section 17.11. Further, Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.
(b)    Notwithstanding the provisions of Section 6.8(a) and subject to federal and state securities laws, including Rule 16b-3, the Committee may grant or amend Nonqualified Stock Options that permit a Participant to transfer the Options to his spouse, lineal ascendants and/or lineal descendants, to a trust for the benefit of such persons, to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are such persons, or pursuant to a domestic relations order, provided that the Nonqualified Stock Option may not again be transferred other than to the Participant originally receiving the Option or to an individual, trust, partnership, limited liability company or other entity to which such Participant could have transferred the Option pursuant to this Section 6.8(b). Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on Stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate. Any such transfer supersedes any Beneficiary designation made under Section 17.11 with respect to the transferred Nonqualified Stock Options.
6.9    Disqualifying Disposition of Shares Issued on Exercise of an ISO. If a Participant makes a “disposition” (within the meaning of Code Section 424(c)) of Shares issued upon exercise of an ISO within two (2) years from the Award Date or within one (1) year from the date the Shares are transferred to the Participant, the Participant shall, within ten (10) days of disposition, notify the Committee (or its delegee) in order that any income realized as a result of such disposition can be properly reported by the Company on IRS forms W-2 or 1099.
6.10    Shareholder Rights. A Participant holding Options shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the Options and the issuance of the underlying Shares. In no event shall any Option granted under the Plan include any right to dividend equivalents with respect to such Option or the underlying Shares.
ARTICLE VII
Restricted Stock
7.1    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. If determined by the Committee, custody of Shares of Restricted Stock may be retained by the Company until the termination of the Period of Restriction pertaining thereto.
7.2    Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and, if applicable, any Performance Period and Performance Goal(s), and such other provisions as the Committee shall determine.
7.3    Transferability. Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative, provided that the Committee may permit, its sole discretion, transfers of Shares of Restricted Stock during the lifetime of the Participant pursuant to a domestic relations order. Consideration may not be paid for the transfer of Shares of Restricted Stock.
7.4    Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions or otherwise denote the Restricted Stock as restricted, if issued in book-entry or electronic form.
7.5    Certificate Legend. In addition to any other legends placed on certificates, or to which Shares of Restricted Stock issued in book-entry or electronic form are made subject, pursuant to Section 7.4, any Award of Restricted Stock issued in book-entry or electronic form shall be subject to the following legend, and any certificates representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:
The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Dynex Capital, Inc. 2025 Stock and Incentive Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in a restricted stock agreement dated <<date of grant>>. A copy of the Plan, such rules and procedures, and such restricted stock agreement may be obtained from the Head of Human Resources of Dynex Capital, Inc.
7.6    Removal of Restrictions. Except as otherwise provided in this Article VII, the Agreement, or applicable law or regulation, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction, and, where applicable, after a determination of the satisfaction or achievement of any applicable Performance Goal(s). Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 removed from his Stock certificate or similar notation removed from such Shares if issued in book-entry or electronic form.
7.7    Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.
7.8    Dividends and Other Distributions. During the Period of Restriction, unless otherwise provided in the applicable Agreement, recipients of Shares of Restricted Stock shall be entitled to dividends and other distributions paid with respect to those Shares; provided that during the Period of Restriction, dividends and other distributions on Shares of Restricted Stock shall be accumulated but not paid to the recipient unless and until all applicable vesting terms have been satisfied (subject to any delay in payment required by Code Section 409A, if applicable). If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions as the Shares of Restricted Stock with respect to which they were paid.
ARTICLE VIII
Restricted Stock Units
8.1    Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Unit representing one Share) to such Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Restricted Stock Units that are deferred compensation covered by Code Section 409A, as well as Restricted Stock Units that are not deferred compensation covered by Code Section 409A.

8.2    Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and if applicable, any Performance Period and Performance Goal(s), and such other provisions as the Committee shall determine. Restricted Stock Units granted under this Article VIII that are subject to Performance Goal(s) may be referred to as “Performance Stock Units.”
8.3    Dividend Equivalents. A Participant holding Restricted Stock Units shall have no rights to deemed dividends or other distributions with respect to such Restricted Stock Units unless the Committee provides otherwise in the Agreement. The Committee may provide in the Agreement for deemed dividends or distributions with respect to Restricted Stock Units, provided that any such deemed dividends or distributions shall be accumulated and not paid unless and until all applicable vesting terms have been satisfied and the Participant receives payment in settlement of such Restricted Stock Units (subject to any delay in payment required by Code Section 409A, if applicable). A Participant holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units unless and until the underlying Shares are issued to the Participant.
8.4    Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding), the number of Shares equal to the number of Restricted Stock Units with respect to which the restrictions lapse or the cash equivalent thereof based on the Fair Market Value per Share on the date the restrictions lapse.
The Agreement may provide for settlement of the RSUs at the time of the lapse of restrictions or, in accordance with Code Section 409A, if applicable, on an elective or nonelective basis, for settlement of the RSUs at a later date, adjusted (if so provided in the Agreement) from the date of the lapse of restrictions based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSUs in Shares) set out in the Agreement (the “adjusted RSU Value”).
Settlement of the RSUs or adjusted RSU Value to the Participant shall be made in Shares, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided in the Agreement. To the extent settlement of the adjusted RSU Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date of settlement in the event of an elective or nonelective delayed settlement. The Committee may specify in a Restricted Stock Unit Agreement that the Shares which are delivered upon settlement may be Restricted Stock pursuant to Article VII and subject to such further restrictions and vesting as provided in the Restricted Stock Unit Agreement.
8.5    Nontransferability of Restricted Stock Units. No Restricted Stock Unit granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 17.11 or, if permitted by the Committee in its sole discretion, pursuant to a domestic relations order. Further, all rights with respect to Restricted

Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative except to the extent such Restricted Stock Units have been disposed of pursuant to a domestic relations order. Consideration may not be paid for the transfer of Restricted Stock Units.
ARTICLE IX
Stock Appreciation Rights
9.1    Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights under the Plan to such Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine.
9.2    SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify its terms and conditions, which terms and conditions shall be determined by the Committee, subject to the limitations set forth in this Section 9.2 and in Section 9.3. The per Share exercise price of a SAR (the “SAR Exercise Price”) shall not be less than 100% of the Fair Market Value of a Share on the Award Date.
9.3    Exercisability of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs, subject to the limitations set forth in Section 9.2 and this Section 9.3.
9.4    Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the SAR Exercise Price. A SAR shall be exercised by delivery to the Committee (or its delegee) of a written notice of exercise in the form (which may be electronic) prescribed by the Committee (or its delegee).
9.5    Payment after Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company therefor (except for required tax withholding), an amount (the “SAR Value”) equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the SAR Exercise Price.
Payment of the SAR Value to the Participant shall be made at the time of exercise in Shares, in cash or in a combination thereof as determined by the Committee. To the extent payment of the SAR Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date of exercise. The Committee may specify in a SAR Agreement that the Shares which are delivered upon payment of the SAR Value may be Restricted Stock pursuant to Article VII and subject to such further restrictions and vesting as provided in the SAR Agreement.
9.6    Nontransferability of SARs. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 17.11 or, if permitted by the Committee in its sole discretion, pursuant to a domestic relations order. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative except to the extent such SARs have been disposed of pursuant to a domestic relations order. Consideration may not be paid for the transfer of SARs.
9.7    Shareholder Rights. A Participant holding SARs shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the SARs and the issuance of the underlying Shares. In no event shall any SAR granted under the Plan include any right to dividend equivalents with respect to such SAR or the underlying Shares.
ARTICLE X
Performance Units
10.1    Grant of Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units under the Plan to such Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine. Participants receiving such Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Performance Units that are deferred compensation covered by Code Section 409A, as well as Performance Units that are not deferred compensation covered by Code Section 409A.
10.2    Performance Unit Agreement. Each Performance Unit is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the Performance Goal(s) and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement. The Committee shall set the Performance Goal(s) in its discretion for each Participant who is granted a Performance Unit.
The Committee may provide in the Agreement for payment of dividend equivalents with respect to each Performance Unit, provided that any such dividend equivalents shall be accumulated and not paid unless and until the applicable Performance Goal(s) have been met and all other applicable vesting terms have been satisfied (subject to any delay in payment required by Code Section 409A, if applicable). A Participant holding Performance Units shall have no right to vote any Shares represented by such Performance Units unless and until the underlying Shares are issued to the Participant.
10.3    Settlement of Performance Units. After a Performance Period has ended, the holder of a Performance Unit shall be entitled to receive the value thereof based on the degree to which the Performance Goal(s) and other conditions established by the Committee and set forth in the Agreement (or in a subplan of the Plan that is incorporated by reference into an Agreement) have been satisfied. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Unit shall be made in cash, Stock or a combination thereof as determined by the Committee.
10.4    Nontransferability of Performance Units. No Performance Unit granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 17.11 or, if permitted by the Committee in its sole discretion, pursuant to a domestic relations order. All rights with respect to Performance Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative except to the extent such Performance Units have been disposed of pursuant to a domestic relations order. Consideration may not be paid for the transfer of Performance Units.
ARTICLE XI
Performance Cash Awards
A Performance Cash Award may be granted upon the attainment during a Performance Period of one or more Performance Goals. Subject to the terms and conditions of the Plan, Performance Cash Awards may be granted to such Employees, Non-Employee Directors, Consultants or Advisors at any time and from time to time as shall be determined by the Committee. The terms and conditions of any Performance Cash Award, including the Performance Goal(s) and Performance Period, shall be determined by the Committee in its discretion and shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement. The Committee is expressly authorized to grant Performance Cash Awards that are deferred compensation covered by Code Section 409A, as well as Performance Cash Awards that are not deferred compensation covered by Code Section 409A.
ARTICLE XII
Termination of Employment or Service
Except as otherwise provided in the Plan, the treatment of Awards in connection with a termination of a Participant’s employment or service with the Company or any of its Subsidiaries for any reason, including termination with or without Cause, termination due to death or Disability, or voluntary termination with or without Good Reason, and any other applicable terms related to termination of employment or service shall be determined by the Committee in the applicable Award Agreement.
ARTICLE XIII
Change in Capital Structure
13.1    Effect of Change in Capital Structure. In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of Shares or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the Option Price of Options and/or SAR Exercise Price of SARs, the annual limits on and the aggregate number and kind of Shares for which Awards thereafter may be made, and other relevant provisions shall be proportionately, equitably and appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares. Where an Award being adjusted is an ISO or is subject to or falls under an exemption from Code Section 409A, the adjustment of any Option and/or SAR shall also be effected so as to comply with Code Section 424(a) and not to constitute a modification within the meaning of Code Section 424(h) or Code Section 409A, as applicable.
13.2    Authority. Notwithstanding any provision of the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.
13.3    Manner of Adjustment. Adjustments made by the Committee pursuant to this Article XIII to outstanding Awards shall be made as appropriate to maintain favorable tax and/or accounting treatment.
ARTICLE XIV
Change of Control
In the event of a Change of Control of the Company, the Committee, as constituted before such Change of Control, in its sole discretion and without the consent of the Participant, may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement or cancellation of any such Award by the Company, for an amount of cash or securities, if any, equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) provide for the replacement of any such Stock-settled Award with a cash-settled Award; (iv) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change of Control and to retain the economic value of the Award; or (v) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change of Control. Where an Award is subject to or falls under an exemption from Code Section 409A, this Article XIV will be applied in a manner so as to comply with Code Section 409A or to maintain the exemption from Code Section 409A, as applicable.
ARTICLE XV
Amendment, Modification, and Substitution of Awards
15.1    Amendment, Modification and Substitution. Subject to the terms and provisions and within the limitations of the Plan, the Committee may amend or modify the terms of any outstanding Award or accelerate the vesting thereof. In addition, the Committee may cancel or accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the cancelled or surrendered Awards or awards, and otherwise the new Awards may be of a different type than the cancelled or surrendered Awards or awards, may specify a longer term than the cancelled or surrendered Awards or awards, may provide for more rapid vesting and exercisability than the cancelled or surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. The Committee shall continue to have the authority to amend or modify the terms of any outstanding Award after May 19, 2035, provided that no amendment or modification will extend the original term of the Award beyond that set forth in the applicable Agreement. Notwithstanding the foregoing, however, but subject to Article XIII and Article XIV, no amendment or modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant. Notwithstanding any provision of the Plan to the contrary, the Committee shall not amend, modify, or substitute an Award in a manner that violates Code Section 409A, or causes an Award that previously qualified for an exemption from Section 409A to become subject to Code Section 409A, and the Committee shall not amend, modify, or substitute an Award that satisfies the requirements of Rule 16b-3 in a manner that causes any exemption pursuant to Rule 16b-3 to become no longer available.
15.2    Option and SAR Repricing. Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall have the right or authority, without obtaining shareholder approval, to (i) amend or modify the Option Price of any outstanding Option or the SAR Exercise Price of any outstanding SAR, or (ii) cancel an outstanding Option or SAR at a time when the Option Price or SAR Exercise Price, as applicable, is greater than the Fair Market Value of a Share in exchange for cash, another Award, or other securities, in each case, except in connection with a corporate transaction or event involving the Company in accordance with Article XIII or Article XIV.
ARTICLE XVI
Termination, Amendment and Modification of the Plan
16.1    Termination, Amendment and Modification. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations. The Plan shall automatically terminate on May 20, 2035, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders; provided, however, in no event may an ISO be granted more than ten years after the date of the adoption of the Plan by the Board.

16.2    Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Article XIII or Article XIV shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.
ARTICLE XVII
General
17.1    Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all applicable federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. The Company shall withhold only the minimum amount necessary to satisfy applicable statutory withholding requirements, provided that the Committee may permit a Participant to elect to have an additional amount (up to the maximum allowed by law) withheld subject to the requirements under Code Section 409A. Until the applicable withholding taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant and no issuance in book-entry or electronic form (or, in the case of Restricted Stock, no issuance in book-entry or electronic form free of a restrictive legend or notation) shall be made for the Participant. As an alternative to making a cash payment to the Company to satisfy applicable withholding tax obligations, the Committee may permit Participants to elect or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld, or by delivering to the Company Shares of Stock that the Participant has previously acquired and owned having a Fair Market Value equal to the amount required to be withheld. The value of any Shares so withheld or delivered shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee (or its delegee) in advance of the day that the transaction becomes taxable.
17.2    Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations as may be required.
17.3    Effect of Plan. The establishment and maintenance of the Plan shall not confer upon any Employee, Non-Employee Director, Consultant or Advisor any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Employee, Non-Employee Director, Consultant or Advisor, nor is it a contract between the Company or any of its Subsidiaries and any Employee, Non-Employee Director, Consultant or Advisor. Participation in the Plan shall not give any Employee, Non-Employee Director, Consultant or Advisor any right to be engaged or retained in the service of the Company or any of its Subsidiaries. No Employee, Non-Employee Director, Consultant or Advisor shall have rights as a shareholder of the Company prior to the date Shares are issued to him pursuant to the Plan.
17.4    Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.
17.5    Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.
17.6    Securities Law Restrictions. The Committee may require each Participant purchasing or acquiring Shares pursuant to an Option or other Award to represent to and agree with the Company in writing that such Participant is acquiring the Shares for investment and not with a view to the distribution thereof. All Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any national securities exchange or system on which the Stock is then listed or reported, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions or otherwise denote the Shares as being subject to such restrictions, if issued in book-entry or electronic form. No Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.
17.7    Governing Law. The Plan, and all Agreements hereunder, shall be construed and administered in accordance with and governed by the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Code Section 422. The Plan and Awards are subject to all present and future applicable provisions of the Code. If any provision of the Plan or an Award conflicts with any such Code provision, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.
17.8    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
17.9    Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

17.10    Share Certificates and Book Entry. To the extent that the Plan provides for issuance of stock certificates to represent shares of Stock, the issuance may be effected on a non-certificated basis to the extent permitted by applicable law and the applicable rules of any national securities exchange or system on which the Stock is then listed or reported. Notwithstanding any provision of the Plan to the contrary, in its discretion the Committee may satisfy any obligation to deliver Shares represented by stock certificates by delivering Shares in book-entry or electronic form. If the Company issues any Shares in book-entry or electronic form that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such Shares describing all applicable terms, conditions and restrictions on transfer. In the case of Restricted Stock granted under the Plan, such notation shall be substantially in the form of the legend contained in Section 7.5.
17.11    Beneficiary Designations. A Participant may designate a Beneficiary to receive any Options or SARs that may be exercised after his death or to receive any other Award that may be paid after his death, as provided for in the Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event that the designated Beneficiary dies prior to the Participant, or in the event that no Beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution. If the Participant and his Beneficiary shall die in circumstances that cause the Committee (or its delegee), in its discretion, to be uncertain which shall have been the first to die, the Participant shall be deemed to have survived the Beneficiary.
17.12    Electronic Transmissions and Records. Subject to limitations under applicable law, the Committee (and its delegee) is authorized in its discretion to issue Awards and/or to deliver and accept notices, elections, consents, designations and/or other forms or communications to or from Participants by electronic or similar means, including, without limitation, transmissions through email or specialized software, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time, and all such communications will be deemed to be “written” for purposes of the Plan.
17.13    Clawback. All Awards granted under the Plan (whether vested or unvested) shall be subject to repayment to (i.e., clawback by) the Company or a related entity as determined in good faith by the Committee or the Board in the event repayment is required by the terms of the Company’s recoupment, clawback or similar policy or by applicable federal or state law or regulation or applicable listing standard of any national securities exchange or system on which the Stock is then listed or reported, in each case, as in effect from time to time (collectively, the “Clawback Terms”). Such recovery could in certain circumstances require repayment or forfeiture of Awards or any Shares or other cash or property received with respect to the Awards (including any value received from a disposition of the Shares acquired upon payment of the Awards). Any recovery in connection with an Award subject to the requirements of Code Section 409A shall be implemented in a manner which complies with Code Section 409A. Awards are not considered earned, and the eligibility requirements with respect to Awards are not considered met, until all requirements of the Agreement, the Plan and any applicable Clawback Terms are met.
17.14    Other Policies. All Awards under the Plan shall be subject to any share trading policies and other applicable policies that may be approved or implemented by the Committee or the Board from time to time.
ARTICLE XVIII
Code Section 409A
18.1    Intent of Awards. It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Code Section 409A unless otherwise specified by the Committee. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Code Section 409A unless otherwise specified by the Committee. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any provision of the Plan to the contrary, the Committee may amend any outstanding Award without the Participant’s consent if, as determined by the Committee, in its sole discretion, such amendment is required either to (a) confirm exemption under Code Section 409A, (b) comply with Code Section 409A or (c) prevent the Participant from being subject to any tax or penalty under Code Section 409A. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to the Participant or any other person or entity if an Award that is subject to Code Section 409A or the Participant or any other person or entity is otherwise subject to any additional tax, interest or penalty under Code Section 409A. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Code Section 409A) that may result from an Award.
18.2    409A Awards. The Committee may grant an Award under the Plan that is subject to Code Section 409A and is intended to comply with Code Section 409A (a “409A Award”). The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Code Section 409A.
18.3    Time of Payment. The time and form of payment of a 409A Award, including application of a six-month delay for specified employees in certain circumstances, shall be as set forth in the applicable Agreement. A 409A Award may only be paid in connection with a separation from service, a fixed time, death, Disability, a Change of Control or an unforeseeable emergency within the meaning of Code Section 409A, or another time allowed by Code Section 409A. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half (2½) months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A. For purposes of Code Section 409A, each installment payment will be treated as the entitlement to a single payment.

18.4    Acceleration or Deferral. The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Code Section 409A.
18.5    Distribution Requirements. Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Code Section 409A and, if required under Code Section 409A, subject to a six-month delay for specified employees. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than twenty percent (20%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. Continued services solely as a director of the Company or an Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Code Section 409A.
18.6    Scope and Application of this Provision. For purposes of this Article XVIII, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, Shares or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.
Approved by the Board of Directors on March 24, 2025 and by the shareholders on May 20, 2025.

Appendix B
COMMONWEALTH OF VIRGINIA
STATE CORPORATION COMMISSION

SECOND ARTICLES OF AMENDMENT
TO THE
RESTATED ARTICLES OF INCORPORATION
OF
DYNEX CAPITAL, INC

        The undersigned, on behalf of the corporation set forth below, pursuant to Title 13.1, Chapter 9, Article 11 of the Code of Virginia, states as follows:

1.    The name of the corporation is Dynex Capital, Inc. (the “Corporation”).
2.    The Corporation has adopted an amendment (the “Amendment”) to Article III of its Restated Articles of Incorporation (the “Articles of Incorporation”), restating the “Common Stock” section of Article III in its entirety as follows:
III. CAPITAL STOCK
Common Stock

The number of shares of Common Stock that the Corporation shall have the authority to issue shall be 360,000,000 shares of Common Stock with the par value of $.01 each.
No holder of shares of any class of the Common Stock of the Corporation shall have any preemptive or preferential right to purchase or subscribe to (i) any shares of any class of the Corporation, whether now or hereafter authorized; (ii) any warrants, rights, or options to purchase any such shares; or (iii) any securities or obligations convertible into any such shares or into warrants, rights, or options to purchase any such shares.
3.    The Amendment was adopted on May [20], 2025.
4.    The Amendment was adopted by the board of directors of the Corporation and was submitted to, and duly approved by, the shareholders in the manner required by the provisions of Title 13.1, Chapter 9 of the Code of Virginia and by the Articles of Incorporation, and:

(a)    The designation, number of outstanding shares, and number of votes entitled to be cast by the holders of the Corporation’s common stock, the only group entitled to vote on the Amendment, were:

Designation	Number of outstanding shares	Number of votes entitled to be cast
Common Stock	[●]	[●]

    (b)    The total number of undisputed votes cast for the Amendment was:

Voting group	Total undisputed votes FOR
Holders of Common Stock	[●]
    (c)    And the number cast for the Amendment was sufficient for approval.

B-1

Executed in the name of the Corporation by:

Signature
Robert S. Colligan
Name	Date
Chief Financial Officer, Chief Operating Officer and Secretary
Title	Corporation’s SCC ID #

B-2

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Dynex Capital, Inc.

VOTE

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

Mark, sign and date the proxy card below and return it in the enclosed pre-paid envelope or return it to Computershare PO Box 43101, Providence, RI 02940-5067. You may also vote online or by phone instead of mailing this card by 1:00 a.m. EDT on Tuesday, May 20, 2025.

Online
Go to **www.envisionreports.com/DYNX** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

At the Meeting
Vote during the meeting by joining virtually at 9:00 a.m. EDT on Tuesday, May 20, 2025 at **meetnow.global/M5SHPCN**

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/DYNX

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR each director listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

	For	Against	Abstain
01 - Byron L. Boston, Chairman	☐	☐	☐
02 - Marie Chandoha	☐	☐	☐
03 - Julia L. Coronado, Ph.D., Lead Independent Director	☐	☐	☐
04 - Alexander I. Crawford	☐	☐	☐
05 - Andrew I. Gray	☐	☐	☐
06 - Joy D. Palmer	☐	☐	☐
07 - Smriti L. Popenoe	☐	☐	☐

Note: The proxy holders will vote, in their discretion, on any other business as may properly come before the meeting or any adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

73BM 649122

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

044DVF

To attend, vote and submit questions during the virtual Annual Meeting, you must have the information that is printed in the shaded bar located on the other side of this form. Even if you plan on attending the virtual Annual Meeting, we encourage you to vote your shares in advance using one of the methods described on this proxy card.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders To Be Held on May 20, 2025:
The Notice, Proxy Statement and Annual Report are available at: www.envisionreports.com/DYNX

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/DYNX

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Dynex Capital, Inc.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Robert S. Colligan and Alison G. Griffin, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Dynex Capital, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at 9:00 a.m. EDT on Tuesday, May 20, 2025 or at any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" each director listed in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5.

(Continued and to be marked, dated and signed, on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

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